The transformation to a holding company structure described in this document involves securities of a Japanese company. The offer is subject to disclosure requirements of Japan that are different from those of the United States. Financial statements included in this document, if any, have been prepared in accordance with foreign accounting standards that may not be comparable to the financial statements of United States companies.

It may be difficult for you to enforce your rights or any claims you may have arising under U.S. federal securities laws, since the issuer is located in Japan and some or all of its officers and directors reside outside of the United States. You may not be able to sue a Japanese company or its officers or directors in a Japanese court for violations of U.S. securities laws. It may be difficult to compel a Japanese company and its affiliates to subject themselves to a U.S. court’s judgment.

You should be aware that the issuer may purchase securities other than in connection with the transformation to a holding company structure, such as in the open market or through privately negotiated purchases.

This document has been translated from the Japanese-language original for reference purposes only. In the event of any conflict or discrepancy between this document and the Japanese-language original, the Japanese-language original shall prevail in all respects.

[Cover]

Document Submitted:	Extraordinary Report

Addressee:	Director of Kanto Local Finance Bureau

Date of Submission:	May 10, 2022

Company Name:	THE SHIZUOKA BANK, LTD.

Company Name in English:	THE SHIZUOKA BANK, LTD.

Name and Title of Representative:	Hisashi Shibata, President and COO

Registered Office Address:	1-10, Gofukucho, Aoi-ku, Shizuoka-shi

Telephone Number:	(Main) 054 (261) 3131

Person in Charge:	Norimasa Yamamoto, Executive Officer and General Manager, Corporate Planning Department

Nearest Contact Place:	Corporate Planning Department, THE SHIZUOKA BANK, LTD. 1-6-5, Marunouchi, Chiyoda-ku, Tokyo

Telephone Number:	(Main) 03 (3213) 0225

Person in Charge:	Dai Nakagawa, Head of Tokyo Office

Place of Public Inspection:

The Shizuoka Bank, Ltd. Tokyo Office

(1-6-5, Marunouchi, Chiyoda-ku, Tokyo)

The Shizuoka Bank, Ltd. Yokohama Branch

(2-19-12, Takashima, Nishi-ku, Yokohama-shi)

The Shizuoka Bank, Ltd. Nagoya Branch

(2-16-18, Nishiki, Naka-ku, Nagoya-shi)

The Shizuoka Bank, Ltd. Osaka Branch

(2-1-3, Nishi-Shinsaibashi, Chuo-ku, Osaka-shi)

Tokyo Stock Exchange, Inc.

(2-1, Nihonbashi Kabutocho, Chuo-ku, Tokyo)

Note: Yokohama Branch, Nagoya Branch, and Osaka Branch are not places where this report is required to be made available for public inspection under the Financial Instruments and Exchange Act. These branches offer this report for public inspection for the convenience of investors only.

1. Reasons for Submission

The Shizuoka Bank, Ltd. (the “Bank”) adopted a resolution at its Board of Directors’ meeting held this day to transform the Bank to a holding company structure, in which the holding company Shizuoka Financial Group, Inc. (the “Holding Company”) will be the wholly-owning parent company, by means of the Bank’s sole-share transfer (the “Share Transfer”) effective as of October 3, 2022 (estimate) subject to approval at the Annual General Meeting of Shareholders scheduled for June 17, 2022 and to approval by all relevant regulatory authorities. In response to this, the Bank hereby submits this Extraordinary Report pursuant to Article 24-5, paragraph (4) of the Financial Instruments and Exchange Act and Article 19, paragraph (2), item (vi)-3 of the Cabinet Office Order on Disclosure of Corporate Affairs.

2. Information to Be Reported

(1) Purpose of the Share Transfer

The environment surrounding financial institutions is changing significantly, such as changes in demographics and decrease in demand for funds caused by low birth rate and population aging, and diversification of individual lifestyles and values. Recent years have also seen growing roles expected of financial institutions as companies to help resolve various social challenges, such as environmental issues and the progress of social inequality.

In light of these changes in the business environment, the Shizuoka Bank Group has enhanced its financial function to solve customers’ challenges while increasing its combined strength as a financial group, as well as developing new business fields and working on projects, such as expanding businesses in the Tokyo Metropolitan area and collaborating with entities from outside the Group’s industry.

While we have pursued sustainable growth by always keeping in mind a sound yet innovative management, we believe that we must respond even more appropriately in the future to the movement towards deregulation in banking services and to the accelerating changes in the business environment.

Based on these circumstances, the Bank has decided that it need to transform to a holding company structure in order to build a resilient management structure, which will enable the Group to further contribute to the wellbeing of all stakeholders, including the community, customers, employees, and shareholders, and to continue its sustainable growth.

By transforming to a holding company structure, the Bank intends, from a long-term perspective, to expand into new business fields that will contribute to regional growth and to further expand the existing lines of business and the customer base. The Bank is going to increase the Group’s combined strength as a problem-solving corporate group by further enhancing the group management that the Bank has worked on thus far and by increasing the presence of each group company, through balancing between unifying force (i.e., cooperation) and centrifugal force (i.e., independence and autonomy) under the Holding Company.

The Bank also plans transformation from a bank-dependent business model, by developing an environment where employees, who will actually work on those measures, will be even more proud and satisfied with their work than before, and by cultivating an organizational culture where new ideas and innovations will be generated, through promoting diversity management.

In addition, by making the Holding Company a company with audit and supervisory committee, the Bank intends to sophisticate the corporate governance from both offensive and defensive perspectives in order to make the governance structure flexible and robust in line with the expectations of stakeholders, and to create a highly objective and transparent management structure.

Please note that, since the Bank will become a wholly-owned subsidiary of the Holding Company as a result of the Share Transfer, the Bank’s shares will be delisted. The Bank’s shareholders will receive shares in the Holding Company in consideration of the Bank’s shares. It is planned that the Holding Company will submit an application for listing its shares on the Prime Market of Tokyo Stock Exchange, Inc. (the “Tokyo Stock Exchange”). The listing date is scheduled for October 3, 2022, which is the date of registration of incorporation of the Holding Company (i.e., the effective date of the Share Transfer), although this depends on the examination by the Tokyo Stock Exchange. Therefore, it is the Bank’s policy to substantially maintain the listing of its shares.

(2) Method of the Share Transfer, details of the allocation in the Share Transfer (share transfer ratio), and other details of the share transfer plan

(i) Method of the Share Transfer

The Share Transfer will take place by means of sole-share transfer in which the Bank and the Holding Company are the wholly-owned subsidiary in the share transfer and the wholly-owning parent company in the share transfer, respectively.

(ii) Details of the allocation in the Share Transfer (share transfer ratio)

Company	Shizuoka Financial Group, Inc. (wholly-owning parent company in the share transfer)	The Shizuoka Bank, Ltd. (wholly-owned subsidiary in the share transfer)
Share transfer ratio	1	1

Notes 1. Share transfer ratio

One share of the proposed Holding Company’s common stock will be allotted and issued per share of the Bank’s common stock held by its shareholders immediately before the Holding Company’s acquisition of all issued shares of the Bank as a result of the Share Transfer (the “Base Time”).

2. Share unit number

The Holding Company will adopt a share unit system in which the number of shares constituting one share unit is one hundred (100).

3. Number of new shares to be issued upon share transfer (estimate)

595,129,069 shares of common stock (estimate)

However, the above number of new shares to be issued by the Holding Company will change if the total number of issued shares of the Bank changes before the Share Transfer becomes effective. Similarly, if any of the Bank’s shareholders exercises the right to demand purchase of shares or if otherwise the number of the Bank’s treasury shares as of March 31, 2022 changes before the Base Time, then the number of new shares to be issued by the Holding Company may change. With respect to the treasury stock held by the Bank at the time when the Share Transfer becomes effective, one share of the Holding Company’s common stock will be allotted and issued per share of that treasury stock. This will result in the Bank temporarily holding shares of the Holding Company’s common stock. These shares will be promptly disposed of by the Bank in accordance with the provisions of applicable laws and regulations.

(iii) Matters concerning share acquisition rights and bonds with share acquisition rights related to the Share Transfer

With respect to share acquisition rights (including those attached to bonds with share acquisition rights) issued by the Bank, each holder of share acquisition rights of the Bank will be issued and allotted share acquisition rights of the Holding Company on equal terms with, and in the same number as, the share acquisition rights of the Bank held by the holder.

The Holding Company will succeed to the obligations associated with bonds with share acquisition rights issued by the Bank. The Bank will provide guarantee for those obligations.

(iv) Schedule for the Share Transfer

Record date for the annual general meeting of shareholders	Thursday, March 31, 2022
Board of Directors’ meeting to approve the share transfer plan	Tuesday, May 10, 2022
Annual general meeting of shareholders to approve the share transfer plan (estimate)	Friday, June 17, 2022 (estimate)
Date of delisting of the Bank’s shares	Thursday, September 29, 2022 (estimate)
Date of registration of incorporation of the Holding Company (effective date)	Monday, October 3, 2022 (estimate)
Date of listing of the Holding Company’s shares	Monday, October 3, 2022 (estimate)

The above schedule is subject to change due to necessity in the course of procedures for the Share Transfer.

(v) Other details of the share transfer plan

Other details of the share transfer plan are as described in the Attachment, “Share Transfer Plan (Copy).”

(3) Basis for calculation of details of the allocation in the share transfer

(i) Basis of calculation of the share transfer ratio

In the Share Transfer, the single Holding Company will be incorporated as the wholly-owning parent company through a share transfer solely by the Bank, with no changes in shareholder composition between the Bank and the Holding Company at the time of share transfer. For this reason and for the primary purpose of protecting the Bank’s shareholders from any disadvantages, one share of the Holding Company’s common stock will be allotted and issued per share of the Bank’s common stock held by the Bank’s shareholders.

(ii) Results, method and basis of calculation by third-party institution

No calculation of the share transfer ratio has been undertaken by a third-party institution, since the Share Transfer involves a share transfer solely by the Bank as described in (i) above.

(iii) The Holding Company’s new listing

The Bank plans to submit an application for new listing (technical listing) on the Prime Market of the Tokyo Stock Exchange of shares of the Holding Company to be newly incorporated, with the date of listing scheduled for October 3, 2022. Since the Bank will become a wholly-owned subsidiary of the Holding Company as a result of the Share Transfer, the Bank will be delisted on the Prime Market of the Tokyo Stock Exchange on September 29, 2022, prior to the Holding Company’s listing.

The date of delisting is subject to change as it will be determined pursuant to the applicable rules of the Tokyo Stock Exchange.

(4) Overview of the wholly-owning parent company incorporated through the share transfer after the Share Transfer (estimate)

(i) Name	Shizuoka Financial Group, Inc.）
(ii) Location	1-10, Gofukucho, Aoi-ku, Shizuoka-shi
(iii) Representative and officers scheduled to take office	Chairman (Representative Director)	Katsunori Nakanishi	(Currently Chairman & CEO of Shizuoka Bank)
	President & CEO (Representative Director)	Hisashi Shibata	(Currently President & COO of Shizuoka Bank)
	Director	Minoru Yagi	(Currently Deputy President & CFO of Shizuoka Bank)
	Director	Yutaka Fukushima	(Currently Director & Senior Executive Officer of Shizuoka Bank)
	Director	Kumi Fujisawa	(Currently Outside Director of Shizuoka Bank)
	Director	Kazutoshi Inano	(Currently Outside Director of Shizuoka Bank)
	Director (Audit & Supervisory Committee Member)	Koichi Kiyokawa	(Currently Director & Senior Executive Officer of Shizuoka Bank)
	Director (Audit & Supervisory Committee Member)	Motoshige Ito	(Currently Outside Director of Shizuoka Bank)
	Director (Audit & Supervisory Committee Member)	Kazuto Tsubouchi	(Currently Outside Director of Shizuoka Bank)
	Director (Audit & Supervisory Committee Member)	Naomi Ushio	(Currently Outside Audit & Supervisory Board Member of Shizuoka Bank)

Note1: Of the directors, Ms. Kumi Fujisawa, Mr. Kazutoshi Inano and of the directors (Audit & Supervisory Committee members), Mr. Motoshige Ito, Mr.Kazuto Tsubouchi, and Ms. Naomi Ushio, are Outside Directors as defined in Article 2, item (xv) of the Companies Act.

Note2: With regard to Ms. Kumi Fujisawa, the Director, her name in the domiciliary register is Kumi Tsunoda, whereas the name “Kumi Fujisawa” is used for professional purposes only.

(iv) Capital	90,000 million yen
(v) Net assets	TBD
(vi) Total assets	TBD
(vii) Description of business

a. Business administration of banks and of companies whose ownership the Company is permitted by the Banking Act to acquire.

b. Any and all businesses incidental or relating to the business set forth in the preceding item.

c. Any other businesses which a bank holding company is permitted by the Banking Act to engage in other than those set forth in the preceding two items.

End

Attachment

Share Transfer Plan (Copy)

The Shizuoka Bank, Ltd. (the “Bank”) hereby establishes this Share Transfer Plan (the “Plan”) to conduct a share transfer for the purpose of incorporating the Bank’s wholly-owning parent company incorporated in the share transfer (the “Holding Company”) and making the Bank a wholly-owned subsidiary of the Holding Company through the share transfer, as follows.

(Share Transfer)

Article 1: Subject to the provisions of this Plan, the Bank shall conduct a share transfer whereby all of the issued shares of the Bank will be acquired by the Holding Company by means of sole share transfer as of the Holding Company Incorporation Date (as defined in Article 7) (the “Share Transfer”).

(Purpose, Company Name, Location of Head Office, Total Number of Authorized Shares, and Other Details of the Holding Company Specified in Its Articles of Incorporation)

Article 2: The purpose, company name, location of the head office and total number of authorized shares of the Holding Company shall be as follows:

(1) Purpose

The purpose of the Holding Company shall be as set forth in Article 2 of “Shizuoka Financial Group, Inc. Articles of Incorporation” in Exhibit 1.

(2) Company name

The company name of the Holding Company shall be Kabushiki Kaisha Shizuoka Financial Group, which shall be expressed as Shizuoka Financial Group, Inc. in English.

(3) Location of the head office

The Holding Company shall have its head office in Shizuoka City. The head office shall be located at 10, Gofukucho 1-chome, Aoi-ku, Shizuoka City.

(4) Total number of authorized shares

The total number of shares the Holding Company is authorized to issue shall be two billion (2,000,000,000) shares.

2.	All matters required to be set forth in the Articles of Incorporation of the Holding Company other than those set forth in the preceding paragraph shall be as set forth in “Shizuoka Financial Group, Inc. Articles of Incorporation” in Exhibit 1.

(Names of Directors at Incorporation and Accounting Auditor at Incorporation of the Holding Company)

Article 3: The names of the Directors at incorporation (excluding those who are Audit & Supervisory Committee Members at incorporation) of the Holding Company shall be as follows:

(1) Director:	Katsunori Nakanishi
(2) Director:	Hisashi Shibata
(3) Director:	Minoru Yagi
(4) Director:	Yutaka Fukushima
(5) Outside Director:	Kumi Fujisawa
(6) Outside Director:	Kazutoshi Inano

2.	The names of the Directors at incorporation of the Holding Company who are Audit & Supervisory Committee Members at incorporation shall be as follows:

(1) Director:	Koichi Kiyokawa
(2) Outside Director:	Motoshige Ito
(3) Outside Director:	Kazuto Tsubouchi
(4) Outside Director:	Naomi Ushio

3.	The name of the Accounting Auditor at incorporation of the Holding Company shall be as follows:

Deloitte Touche Tohmatsu LLC

(Shares to Be Delivered upon the Share Transfer and Allotment Thereof)

Article 4: Upon the Share Transfer, the Holding Company shall deliver to the shareholders of the Bank as of the time immediately prior to the Holding Company’s acquisition of all of the issued shares of the Bank (the “Base Time”) such respective numbers of common shares of the Holding Company as are equal in sum to the number obtained by multiplying the total number of common shares issued by the Bank as of the Base Time by a factor of 1 (one), in exchange for the respective common shares of the Bank held by these shareholders.

2.	The Holding Company shall allot its common shares required to be delivered pursuant to the provisions of the preceding paragraph to each shareholder of the Bank as of the Base Time at the ratio of one (1) common share of the Holding Company to one (1) common share of the Bank held by the shareholder.

(Details of the Holding Company’s Stated Capital and Reserves)

Article 5: The amount of stated capital and that of reserves of the Holding Company at the time of its incorporation shall be as follows:

(1) Amount of stated capital

90 billion yen (¥90,000,000,000)

(2) Amount of capital reserves

22.5 billion yen (¥22,500,000,000)

(3) Amount of retained earnings reserves

0 yen (¥0)

(Share Acquisition Rights to Be Delivered upon the Share Transfer and Allotment Thereof, and Transfer of Bonds)

Article 6: Upon the Share Transfer, the Holding Company shall deliver to the holders of the different series of share acquisition rights issued by the Bank as of the Base Time and listed in lines (i) through (xiii) of Section 1 of Table 1 below such respective numbers of the corresponding respective different series of share acquisition rights of the Holding Company listed in lines (i) through (xiii) of Section 2 of the same table as are equal in sum to the total number of the respective different series of share acquisition rights issued by the Bank as of the Base Time, in exchange for the respective share acquisition rights of the Bank held by these holders.

2.	Upon the Share Transfer, the Holding Company shall allot to each holder of any of the different series of share acquisition rights issued by the Bank as of the Base Time and listed in lines (i) through (xiii) of Section 1 of Table 1 below the corresponding series of share acquisition rights listed in Section 2 of the same table at the ratio of one (1) share acquisition right listed in lines (i) through (xiii) of Section 2 to one (1) share acquisition right listed in Section 1 held by the shareholder.

3.	Upon the Share Transfer, the Holding Company shall deliver to the holders of the share acquisition rights attached to the bonds with share acquisition rights issued by the Bank as of the Base Time and listed in Section 1 of Table 2 below such respective numbers of share acquisition rights attached to the bonds with share acquisition rights of the Holding Company listed in Section 2 of the same table as are equal in sum to the total number of those share acquisition rights attached to the bonds with share acquisition rights issued by the Bank as of the Base Time, in exchange for the respective share acquisition rights of the Bank held by these holders.

4.	Upon the Share Transfer, the Holding Company shall allot to each holder of the share acquisition rights attached to the bonds with share acquisition rights issued by the Bank as of the Base Time and listed in Section 1 of Table 2 below the share acquisition rights listed in Section 2 of the same table at the ratio of one (1) share acquisition right listed in Section 2 to one (1) share acquisition right attached to the bonds listed in Section 1 held by the shareholder.

5.	Upon the Share Transfer, the Holding Company shall take over, in the form of the bonds with share acquisition rights listed in Section 2 of Table 2 below, the bond obligations owed by the Bank to the bond holders as of the Base Time with respect to the bonds with share acquisition rights issued by the Bank and listed in Section 1 of the same table. The bond obligations so taken over shall be in the amount specified in Section 3 of the same table.

6.	If, at any time after the preparation of this Plan until the Base Time, any of the share acquisition rights issued by the Bank and listed in Section 1 of Table 1 below or the share acquisition rights attached to the bonds with share acquisition rights issued by the Bank and listed in Section 1 of Table 2 below are exercised: (i) the number of share acquisition rights required to be delivered as set forth in paragraphs 1 and 3 above and that of those required to be allotted as set forth in paragraphs 2 and 4 above shall both be reduced by the number of share acquisition rights so exercised; and (ii) the amount of the bond obligations required to be taken over as set forth in paragraph 5 above shall be reduced by the amount of bonds paid in upon such exercise.

7.	If, at any time after the preparation of this Plan until the Base Time, the Bank purchases, through an open market or otherwise, any of the bonds with share acquisition rights issued by the Bank and listed in Section 1 of Table 2 below and cancels the bonds associated with the bonds with share acquisition rights so purchased: (i) the number of share acquisition rights required to be delivered as set forth in paragraph 3 above and that of those required to be allotted as set forth in paragraph 4 above shall both be reduced by the number of share acquisition rights attached to the bonds with share acquisition rights so purchased and cancelled; and (ii) the amount of bond obligations required to be taken over as set forth in paragraph 5 above shall be reduced by the amount of bond obligations associated with the bonds with share acquisition rights so purchased and cancelled.

Table 1

	Section 1		Section 2
	Name	Description	Name	Description
(i)	The Shizuoka Bank Ltd. First Series Share Acquisition Rights	As described in Exhibit 2-(i)-1	Shizuoka Financial Group, Inc. First Series Share Acquisition Rights	As described in Exhibit 2-(i)-2
(ii)	The Shizuoka Bank Ltd. Second Series Share Acquisition Rights	As described in Exhibit 2-(ii)-1	Shizuoka Financial Group, Inc. Second Series Share Acquisition Rights	As described in Exhibit 2-(ii)-2
(iii)	The Shizuoka Bank Ltd. Third Series Share Acquisition Rights	As described in Exhibit 2-(iii)-1	Shizuoka Financial Group, Inc. Third Series Share Acquisition Rights	As described in Exhibit 2-(iii)-2
(iv)	The Shizuoka Bank Ltd. Fourth Series Share Acquisition Rights	As described in Exhibit 2-(iv)-1	Shizuoka Financial Group, Inc. Fourth Series Share Acquisition Rights	As described in Exhibit 2-(iv)-2
(v)	The Shizuoka Bank Ltd. Fifth Series Share Acquisition Rights	As described in Exhibit 2-(v)-1	Shizuoka Financial Group, Inc. Fifth Series Share Acquisition Rights	As described in Exhibit 2-(v)-2
(vi)	The Shizuoka Bank Ltd. Sixth Series Share Acquisition Rights	As described in Exhibit 2-(vi)-1	Shizuoka Financial Group, Inc. Sixth Series Share Acquisition Rights	As described in Exhibit 2-(vi)-2
(vii)	The Shizuoka Bank Ltd. Seventh Series Share Acquisition Rights	As described in Exhibit 2-(vii)-1	Shizuoka Financial Group, Inc. Seventh Series Share Acquisition Rights	As described in Exhibit 2-(vii)-2
(viii)	The Shizuoka Bank Ltd. Eighth Series Share Acquisition Rights	As described in Exhibit 2-(viii)-1	Shizuoka Financial Group, Inc. Eighth Series Share Acquisition Rights	As described in Exhibit 2-(viii)-2
(ix)	The Shizuoka Bank Ltd. Ninth Series Share Acquisition Rights	As described in Exhibit 2-(ix)-1	Shizuoka Financial Group, Inc. Ninth Series Share Acquisition Rights	As described in Exhibit 2-(ix)-2
(x)	The Shizuoka Bank Ltd. Tenth Series Share Acquisition Rights	As described in Exhibit 2-(x)-1	Shizuoka Financial Group, Inc. Tenth Series Share Acquisition Rights	As described in Exhibit 2-(x)-2
(xi)	The Shizuoka Bank Ltd. Eleventh Series Share Acquisition Rights	As described in Exhibit 2-(xi)-1	Shizuoka Financial Group, Inc. Eleventh Series Share Acquisition Rights	As described in Exhibit 2-(xi)-2
(xii)	The Shizuoka Bank Ltd. Twelfth Series Share Acquisition Rights	As described in Exhibit 2-(xii)-1	Shizuoka Financial Group, Inc. Twelfth Series Share Acquisition Rights	As described in Exhibit 2-(xii)-2
(xiii)	The Shizuoka Bank Ltd. Thirteenth Series Share Acquisition Rights	As described in Exhibit 2-(xiii)-1	Shizuoka Financial Group, Inc. Thirteenth Series Share Acquisition Rights	As described in Exhibit 2-(xiii)-2

Table 2

Section 1		Section 2		Section 3
Name	Description	Name	Description	Amount of bond obligations
The Shizuoka Bank Ltd. Euro USD-denominated convertible bonds with share acquisition rights subject to call due for maturity in 2023	As described in Exhibit 3-(i)	Shizuoka Financial Group, Inc. Euro USD-denominated convertible bonds with share acquisition rights subject to call due for maturity in 2023	As described in Exhibit 3-(ii)	USD 300 million

(Incorporation Date of the Holding Company)

Article 7: The date on which the incorporation of the Holding Company should be registered (the “Holding Company Incorporation Date”) shall be October 3, 2022. However, if necessary to accommodate the procedure for the Share Transfer or for other reasons, the Holding Company Incorporation Date may be changed by resolution of the Board of Directors of the Bank.

(General Meeting of Shareholders for Approval of This Plan)

Article 8: The Bank shall convene an ordinary general meeting of shareholders to be held on June 16, 2022, at which the Bank shall seek resolutions for approval of this Plan and for other matters necessary for the Share Transfer. However, if necessary to accommodate the procedure for the Share Transfer or for other reasons, the scheduled date of that general meeting of shareholders may be changed by resolution of the Board of Directors of the Bank.

(Stock Exchange on Which to List the Holding Company’s Stock)

Article 9: The Holding Company shall plan to list its issued common shares on “Prime Market” of Tokyo Stock Exchange, Inc. on the Holding Company Incorporation Date.

(Shareholder Register Administrator of the Holding Company)

Article 10: The shareholder register administrator of the Holding Company shall be Japan Securities Agents, Ltd.

(Effect of This Plan)

Article 11: This Plan shall cease to be effective if the Bank: fails to pass resolutions for approval of this Plan and for other matters necessary for the Share Transfer at the general meeting of shareholders of the Bank as set forth in Article 8; or fails to obtain, by the Holding Company Incorporation Date, any permit, approval, etc. of the relevant authorities required for the Share Transfer by applicable domestic or foreign laws and regulations (including without limitation the authorization required for the Share Transfer by Article 52-17 of the Banking Act); or discontinues the Share Transfer under the following Article.

(Change of This Plan)

Article 12: The Bank may change the terms and conditions of the Share Transfer or any other part of this Plan or discontinue the Share Transfer, in each case by resolution of the Board of Directors of the Bank, if any material changes occur or is recognized in the Bank’s financial or management condition due to an act of God or any other cause, or if any event occurs that significantly hinders the Bank from consummating the Share Transfer, or if it otherwise becomes difficult to achieve the purpose of the Plan, in each case at any time after the preparation of this Plan until the Holding Company Incorporation Date.

(Other Matters)

Article 13: All matters necessary for the Share Transfer other than those set forth in this Plan shall be determined by the Bank in accordance with the purpose of the Share Transfer.

May 10, 2022

Hisashi Shibata, President

The Shizuoka Bank, Ltd.

10, Gofukucho 1-chome, Aoi-ku

Shizuoka City, Shizuoka, Japan

Exhibit 1 of the Share Transfer Plan

Shizuoka Financial Group, Inc. Articles of Incorporation

Chapter 1: General Provisions

(Company Name)

Article 1: The name of the Company shall be Kabushiki Kaisha Shizuoka Financial Group, which shall be expressed as Shizuoka Financial Group, Inc. in English.

(Purpose)

Article 2: As a bank holding company, the Company’s purpose is to engage in the following businesses:

1.	Business administration of banks and of companies whose ownership the Company is permitted by the Banking Act to acquire;

2.	Any and all businesses incidental or relating to the business set forth in the preceding item; and

3.	Any other businesses which a bank holding company is permitted by the Banking Act to engage in other than those set forth in the preceding two items.

(Location of Head Office)

Article 3: The Company shall have its head office in Shizuoka City.

(Organs)

Article 4: The Company shall have the following organs in addition to the General Meeting of Shareholders and Directors:

1.	The Board of Directors;

2.	The Audit & Supervisory Committee; and

3.	Accounting Auditors.

(Method of Public Notice)

Article 5: The Company shall give public notice by way of electronic public notice. However, if the Company is unable to give public notice by way of electronic public notice due to an accident or for any other unavoidable reason, the Company shall give public notice by publication in the Nihon Keizai Shimbun.

Chapter 2: Shares

(Total Number of Authorized Shares)

Article 6: The total number of shares the Company is authorized to issue shall be two billion (2,000,000,000) shares.

(Acquisition of Treasury Shares)

Article 7: As permitted under the provisions of Article 165, paragraph (2) of the Companies Act, the Company may acquire treasury shares through market transactions or otherwise, subject to a resolution of the Board of Directors.

(Share Unit Number)

Article 8: The share unit number of the Company shall be one hundred (100).

(Rights to Shares Less Than One Unit)

Article 9: No shareholder of the Company may exercise any right to any shares less than one unit held by the shareholder other than the following rights:

1.	The rights set forth in the items of paragraph (2) of Article 189 of the Companies Act;

2.	The right to make a demand under the provisions of Article 166, paragraph (1) of the Companies Act;

3.	The right to receive allotment of shares for subscription and allotment of share acquisition rights for subscription in proportion to the number of shares held by the shareholder; and

4.	The right to make a demand as set forth in the following Article.

(Purchase of Additional Shares Less Than One Unit)

Article 10: Subject to the provisions of the Share Handling Regulations, a shareholder of the Company shall be entitled to demand that the Company sell and deliver to the shareholder such number of shares as will constitute one share unit when combined with the number of shares less than one unit held by the shareholder.

(Shareholder Register Administrator)

Article 11: The Company shall appoint a shareholder register administrator.

(2)	The shareholder register administrator and its place of business shall be designated by a resolution of the Board of Directors and shall be publicly notified.

(3)	The preparation and maintenance of, and all other administrative affairs involved in, the Company’s shareholder register and register of share acquisition rights shall be contracted out to the shareholder register administrator and shall not be handled by the Company.

(Share Handling Regulations)

Article 12: The handling of the Company’s shares and fees therefor shall be subject to the Share Handling Regulations established by the Board of Directors as well as to the applicable laws and regulations and these Articles of Incorporation.

Chapter 3: Shareholders Meeting

(Convocation)

Article 13: An ordinary shareholders meeting of the Company shall be convened within three (3) months after April 1 of each year. An extraordinary shareholders meeting of the Company shall be convened whenever necessary.

(Record Date for the Ordinary Shareholders Meeting)

Article 14: The record date for voting rights exercisable at the ordinary shareholders meeting shall be March 31 of each year.

(Chairperson)

Article 15: The Director and President shall act as chairperson at a shareholders meeting.

(2)	If the Director and President is unable to chair a shareholders meeting, another Director shall act in his/her place in the order designated by the Board of Directors.

(Measures for Electronic Provision)

Article 16: When convening a shareholders meeting, the Company shall take measures to electronically provide the information to be contained in the reference documents and other materials for the shareholders meeting.

(2)	The Company may omit from the document to be delivered to shareholders who made a request for written information no later than the record date for voting rights, all or part of the information specified by the Ministry of Justice Order out of the information for which measures are taken by the Company to provide electronically.

(Method of Resolution)

Article 17: Unless otherwise provided by the applicable laws and regulations or these Articles of Incorporation, resolutions at a shareholders meeting shall be adopted by a majority of the votes held by the shareholders present at a meeting who are entitled to exercise their voting rights.

(2)	The resolutions as referred to in Article 309, paragraph (2) of the Companies Act shall be adopted by a two-thirds majority of the votes held by the shareholders present who are entitled to exercise their voting rights at the meeting attended by shareholders holding at least one-third of the votes of held by the shareholders entitled to vote at the meeting.

(Voting by Proxy)

Article 18: A shareholder may exercise his/her voting rights by a proxy who shall be another shareholder of the Company holding voting rights.

(2)	The shareholder or his/her proxy must submit to the Company a document evidencing the proxy’s power as such for each shareholders meeting.

Chapter 4: Directors and Board of Directors

(Number)

Article 19: The Company shall have no more than 6 Directors, excluding Directors who are members of the Audit & Supervisory Committee (“Audit & Supervisory Committee Members”).

(2)	The Company shall have no more than 4 Audit & Statutory Committee Members.

(Method of Election of Directors)

Article 20: Directors shall be elected at a shareholders meeting separately between Audit & Statutory Committee Members and other Directors. The resolution to elect Directors shall be adopted by a majority of the votes held by the shareholders present who are entitled to exercise their voting rights at the meeting attended by shareholders holding at least one-third of the votes of held by the shareholders entitled to vote at the meeting.

(2)	No cumulative voting shall be used in resolutions for the election of Directors.

(Term of Office)

Article 21: The term of office of the Company’s Directors other than Audit & Statutory Committee Members shall expire at the close of the ordinary shareholders meeting pertaining to the last fiscal year ending within one (1) year following their election.

(2)	The term of office of Audit & Statutory Committee Members shall expire at the close of the ordinary shareholders meeting pertaining to the last fiscal year ending within two (2) years following their election.

(3)	The term of office of an Audit & Statutory Committee Member elected to fill the vacancy of an Audit & Statutory Committee Member who left office before the expiration of his/her term of office shall expire at the time when the predecessor’s term of office would otherwise expire.

(4)	Any resolution for preliminary election of substitute Audit & Statutory Committee Members shall only be valid until the opening of the ordinary shareholders meeting pertaining to the fiscal year ending within two (2) years following their election.

(Representative Directors and Executive Directors)

Article 22: The Board of Directors shall by its resolution appoint one (1) or more Representative Directors from among the Directors, excluding the Audit & Statutory Committee Members.

(2)	The Board of Directors shall by its resolution appoint one (1) Director and President from among the Directors, excluding the Audit & Statutory Committee Members. The Board of Directors may by its resolution additionally appoint one (1) Director and Chairperson and a few Directors and Deputy Chairpersons, Directors and Deputy Presidents, Senior Managing Directors, and Senior Executive Directors.

(Remuneration)

Article 23: Remuneration, bonuses, and other financial benefits to be received by Directors (“Remuneration”) shall be determined by resolution at a general meeting of shareholders separately between Audit & Statutory Committee Members and other Directors.

(Agreement Limiting Liability of Outside Directors)

Article 24: As permitted under the provisions of Article 427, paragraph (1) of the Companies Act, the Company may enter into agreements with Outside Directors that limit their liability to compensate for damage caused by their failure to perform their duties. However, the maximum amount of their liability under such agreements shall be the minimum amount of liability specified by the applicable laws and regulations.

(Board of Directors)

Article 25: All matters pertaining to the Board of Directors shall be subject to the Board of Directors Regulations established by the Board of Directors, in addition to the applicable laws and regulations and these Articles of Incorporation.

(Convocation of Board of Directors Meetings)

Article 26: A notice of convocation of a meeting of the Board of Directors shall be dispatched to each Director at least three (3) days prior to the date of the meeting. However, this period of notice may be reduced in the event of an emergency.

(2)	Subject to the unanimous consent of all Directors, a meeting of the Board of Directors may be held without following the convocation procedures.

(Omission of Resolution at Board of Directors Meeting)

Article 27: Subject to the satisfaction of the requirements set forth in Article 370 of the Companies Act, the Company shall deem that the relevant resolution has been adopted at the relevant Board of Directors meeting.

(Delegation of Decisions on Execution of Operations to Directors)

Article 28: As permitted under the provisions of Article 399-13, paragraph (6) of the Companies Act, the Company may by its resolution delegate all or part of the decisions on the execution of important operations (excluding the matters set forth in paragraph (5) of the same Article) to Directors.

Chapter 5: Audit & Supervisory Committee

(Audit & Supervisory Committee)

Article 29: All matters pertaining to the Audit & Statutory Committee shall be subject to the Audit & Statutory Committee Regulations established by the Audit & Statutory Committee, in addition to the applicable laws and regulations and these Articles of Incorporation.

(Full-Time Audit & Statutory Committee Members)

Article 30: The Audit & Statutory Committee may by its resolution appoint full-time Audit & Statutory Committee Members from among the Audit & Statutory Committee Members.

(Convocation of Audit & Statutory Committee Meetings)

Article 31: A notice of convocation of a meeting of the Audit & Statutory Committee shall be dispatched to each Audit & Statutory Committee Member at least three (3) days prior to the date of the meeting. However, this period of notice may be reduced in the event of an emergency.

(2)	Subject to the unanimous consent of all Audit & Statutory Committee Members, a meeting of the Audit & Statutory Committee may be held without following the convocation procedures.

Chapter 6: Accounts

(Fiscal Year)

Article 32: The Company’s fiscal year shall be one (1) calendar year commencing on April 1 of each year and ending on March 31 of the following year.

(Record Date for Dividends of Surplus)

Article 33: The record date (kijyunbi) for the Company’s year-end dividend shall be March 31 of each year.

(2)	In addition to the dividend set forth in the preceding paragraph, the Company may pay dividends of surplus by setting a record date.

(Interim Dividends)

Article 34: Subject to a resolution of the Board of Directors, the Company may pay an interim dividend by setting the record date therefor at September 30 of the relevant year.

(Statute of Limitation for Dividends)

Article 35: If the dividend property is money and remains unreceived after the lapse of five (5) full years from the date of offer of payment, the Company shall be relieved of its obligation to pay such dividend.

Supplementary Provisions

(First Fiscal Year)

Article 1: Notwithstanding the provisions of Article 32, the Company’s first fiscal year shall commence on the date of incorporation of the Company and shall end on March 31, 2023.

(Remuneration for First Directors)

Article 2: Notwithstanding the provisions of Article 23, the total amount of Remuneration payable to Directors (excluding Audit & Statutory Committee Members) for the period commencing on the date of incorporation of the Company and ending at the close of the first ordinary shareholders meeting shall be no more than 210 million (210,000,000) yen.

(2)	Notwithstanding the provisions of Article 23, the total amount of Remuneration payable to Audit & Statutory Committee Members for the period commencing on the date of incorporation of the Company and ending at the close of the first ordinary shareholders meeting shall be no more than 90 million (90,000,000) yen.

(Deletion of These Supplementary Provisions)

Article 3: These Supplementary Provisions shall be deleted at the close of the first ordinary shareholders meeting after the incorporation of the Company.

Exhibit 2-(1)-1 to the Share Transfer Plan

Details of The Shizuoka Bank, Ltd. First Series of Share Acquisition Rights

1.       Name of share acquisition rights

The Shizuoka Bank, Ltd. First Series of Share Acquisition Rights

2.       Class and number of shares subject to share acquisition rights

The class of shares subject to the share acquisition rights shall be shares of the Bank’s common stock. The total number of shares of the Bank’s common stock to be newly issued or instead be transferred upon the exercise of one share acquisition right (such issuance or transfer is hereinafter referred to as “Grant”) shall be 100 shares.

In the event of a stock split or consolidation of the Bank’s common stock after the date of allotment of the share acquisition rights, the number of shares subject to the share acquisition rights shall be adjusted using the following formula. However, such adjustment shall be made only for the number of shares subject to the share acquisition rights that have not been exercised at that point in time, with any fraction less than one share resulting from such adjustment to be discarded.

Number of shares after adjustment = Number of shares before adjustment x share split or consolidation ratio

In the event of the Bank’s merger or company split (collectively, “Merger”) or allotment of shares without contribution or any other event requiring an adjustment of the number of shares subject to the share acquisition rights, in each case after the date of allotment of the share acquisition rights, the Bank may adjust the number of shares subject to the share acquisition rights to a reasonable extent by taking into account, among other things, the conditions of the Merger or allotment of shares without contribution, as the case may be.

3.       Amount to be paid in for share acquisition rights

The amount to be paid in shall be the value of the share acquisition rights computed by the Black-Scholes model on the date of allotment of the share acquisition rights. Persons to whom share acquisition rights are allotted (“Share Acquisition Right Holders”) shall set off their claims for compensation payable by the Bank against their obligations to pay the amount to be paid in.

4.       Date of allocation of share acquisition rights

July 27, 2007

5.       Value of assets to be contributed upon the exercise of share acquisition rights

The value of assets to be contributed upon the exercise of the share acquisition rights shall be the amount calculated by setting the price per share to be Granted upon the exercise of the share acquisition rights at one (1) yen and by multiplying this amount by the number of shares subject to the share acquisition rights.

6.       Exercise period for share acquisition rights

The share acquisition rights shall be exercisable during the period from July 28, 2007 to July 27, 2032. However, if the last day of the exercise period falls upon the Bank’s holiday, the preceding business day shall be the last day of the exercise period.

7.       Conditions for the exercise of share acquisition rights

(1)	A Share Acquisition Right Holder shall be entitled to exercise his/her share acquisition rights only if such rights are exercised at any time during the period beginning on the date immediately following the date on which he/she no longer holds the office of director of the Bank and ending on the date on which ten (10) days have elapsed since the start date of the period. However, even if a Share Acquisition Right Holder holds the office of director, he/she is entitled to exercise his/her share acquisition rights on and after the date on which the exercise period for the share acquisition rights allotted to him/her will expire in less than three hundred and sixty-five (365) days.

(2)	A Share Acquisition Right Holder shall not be entitled to exercise his/her share acquisition rights in any of the following events:

(i)	The Share Acquisition Right Holder voluntarily resigns from the office of director within one (1) year from the date of allotment of the share acquisition rights.

(ii)	The Share Acquisition Right Holder is removed from the office of director of the Bank on any of the following grounds:

A.	A material violation of law, or activities breaching any of the Bank’s policies due to intent or gross negligence.

B.	Employment with, or appointment as an officer of, another company during his/her term of office as a director of the Bank, without the consent of the Bank’s representative.

C.	Divulgence of the Bank’s important secrets, or provision or acceptance of gifts in large amounts in connection with his/her duties, or disgrace on the Bank, or activities causing considerable loss to the Bank.

(iii)	Article 331, paragraph (1), item (iii) or (iv) of the Companies Act applies to the Share Acquisition Right Holder.

(iv)	The Share Acquisition Right Holder breaches any provision of the Share Acquisition Rights Allotment Agreement executed between the Bank and the Share Acquisition Right Holder, or the Bank’s Board of Directors finds that the Share Acquisition Right Holder has committed activities that seriously undermine the trust relationship with the Bank.

(v)	The Share Acquisition Right Holder offers to relinquish all or part of his/her share acquisition rights using the form prescribed by the Bank.

(3)	When a Share Acquisition Right Holder exercises his/her share acquisition rights, he/she shall exercise all of the share acquisition rights held by him/her at one time and shall not be entitled to exercise only a fraction of one share acquisition right.

(4)	All other conditions shall be subject to the provisions of the Share Acquisition Rights Allotment Agreement executed between the Bank and each Share Acquisition Right Holder.

8.       Matters concerning the acquisition of share acquisition rights

In any of the following events, the share acquisition rights held by a Share Acquisition Right Holder may be acquired by the Bank without compensation at any time during the exercise period for the share acquisition rights specified in section 6 above:

(1)	The Share Acquisition Right Holder is no longer entitled to exercise the share acquisition rights under the provisions of section 7 above.

(2)	The Bank’s General Meeting of Shareholders (or Board of Directors if approval of the General Meeting of Shareholders is not required) approves a proposal for a merger in which the Bank is the merged company, except where the merger agreement provides that the surviving company’s share acquisition rights will be delivered.

(3)	The Bank’s General Meeting of Shareholders (or Board of Directors if approval of the General Meeting of Shareholders is not required) approves a proposal for a share exchange or share transfer in which the Bank is the wholly-owned subsidiary, except where the share exchange agreement or share transfer plan, as the case may be, provides that share acquisition rights of the company which becoming the wholly-owning parent company will be delivered.

9.       Restrictions on the transfer of share acquisition rights

Any acquisition of share acquisition rights by means of transfer shall be subject to approval of the Bank’s Board of Directors.

10.	Matters concerning increase in stated capital and legal capital surplus in the case of issuance of shares upon the exercise of share acquisition rights

In the case of issuance upon the exercise of share acquisition rights, the stated capital shall increase by the amount calculated by multiplying the maximum amount of increase in stated capital calculated pursuant to Article 17, paragraph (1) of the Regulations on Corporate Accounting by a factor of 0.5, with any fraction less than one (1) yen resulting from the calculation to be rounded up to the nearest whole yen. The legal capital surplus shall increase as a result of the exercise of share acquisition rights by that maximum amount of increase in stated capital minus the amount credited to the stated capital.

11.       Treatment of share acquisition rights in case of reorganization

In the event of the Bank’s merger (only if the Bank becomes extinct as a result of the merger), absorption- or incorporation-type company split, share exchange or share transfer (collectively, “Reorganization”), share acquisition rights of the relevant stock company out of those stock companies set forth in Article 236, paragraph (1), item (viii) (a) through (e) of the Companies Act (each, the “Reorganized Company”), as the case may be, shall be delivered to all Share Acquisition Right Holders (if any) who hold remaining share acquisition rights (if any) as of the effective date of the Reorganization (“Remaining Share Acquisition Rights”), subject to the following conditions. In such case, the Remaining Share Acquisition Rights shall be extinguished and share acquisition rights of the Reorganized Company shall be newly issued. However, this is subject to the merger agreement, absorption- or incorporation-type company split agreement, share exchange agreement or share transfer agreement, as the case may be, containing provisions to the effect that share acquisition rights of the Reorganized Company shall be issued subject to the following conditions:

(1)       Number of share acquisition rights of the Reorganized Company to be delivered

The same number as the number of Remaining Share Acquisition Rights held by the relevant Share Acquisition Right Holders shall be delivered.

(2)       Class and number of shares of the Reorganized Company subject to share acquisition rights

The class of shares subject to the share acquisition rights shall be shares of the Reorganized Company’s common stock. The number of shares to be Granted upon the exercise of the share acquisition rights shall be determined in line with section 2 above by taking into account the conditions of the Reorganization, among other things.

(3)       Value of assets to be contributed upon the exercise of share acquisition rights

The value of assets to be contributed upon the exercise of the share acquisition rights to be delivered shall be the amount calculated by multiplying the post-reorganization exercise price specified below by the number of shares subject to the share acquisition rights. The post-reorganization exercise price shall be one (1) yen per share of the Reorganized Company to be Granted upon the exercise of the share acquisition rights to be delivered.

(4)       Exercise period for share acquisition rights

The share acquisition rights shall be exercisable during the period beginning on the later of (i) the first day of the exercise period for share acquisition rights specified in section 6 above or (ii) the effective date of the Reorganization, and ending on the last day of the period specified in section 6 above.

(5)       Matters concerning the acquisition of share acquisition rights

To be determined in line with section 8 above.

(6)       Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by means of transfer shall be subject to approval of the Reorganized Company’s board of directors (or directors if the Reorganized Company is not a company with board of directors).

(7)	Matters concerning increase in stated capital and legal capital surplus resulting from issuance of shares upon the exercise of share acquisition rights

To be determined in line with section 10 above.

12.       Treatment of fractions

It the number of shares to be Granted to a Share Acquisition Right Holder include any fraction less than one (1) share, the fraction shall be discarded.

End

Exhibit 2-(1)-2 to the Share Transfer Plan

Details of Shizuoka Financial Group, Inc. First Series of Share Acquisition Rights

1.       Name of share acquisition rights

Shizuoka Financial Group, Inc. First Series of Share Acquisition Rights

2.       Class and number of shares subject to share acquisition rights

The class of shares subject to the share acquisition rights shall be shares of the Company’s common stock. The total number of shares of the Company’s common stock to be newly issued or instead be transferred upon the exercise of one share acquisition right (such issuance or transfer is hereinafter referred to as “Grant”) shall be 100 shares.

In the event of a stock split or consolidation of the Company’s common stock after the date of allotment of the share acquisition rights, the number of shares subject to the share acquisition rights shall be adjusted using the following formula. However, such adjustment shall be made only for the number of shares subject to the share acquisition rights that have not been exercised at that point in time, with any fraction less than one share resulting from such adjustment to be discarded.

Number of shares after adjustment = Number of shares before adjustment x share split or consolidation ratio

In the event of the Company’s merger or company split (collectively, “Merger”) or allotment of shares without contribution or any other event requiring an adjustment of the number of shares subject to the share acquisition rights, in each case after the date of allotment of the share acquisition rights, the Company may adjust the number of shares subject to the share acquisition rights to a reasonable extent by taking into account, among other things, the conditions of the Merger or allotment of shares without contribution, as the case may be.

3.       Amount to be paid in for share acquisition rights

No payment of money shall be required.

4.       Date of allocation of share acquisition rights

October 3, 2022

5.       Value of assets to be contributed upon the exercise of share acquisition rights

The value of assets to be contributed upon the exercise of the share acquisition rights shall be the amount calculated by setting the price per share to be Granted upon the exercise of the share acquisition rights at one (1) yen and by multiplying this amount by the number of shares subject to the share acquisition rights.

6.       Exercise period for share acquisition rights

The share acquisition rights shall be exercisable during the period from October 3, 2022 to July 27, 2032. However, if the last day of the exercise period falls upon the Company’s holiday, the preceding business day shall be the last day of the exercise period.

7.       Conditions for the exercise of share acquisition rights

(1)	A Share Acquisition Right Holder shall be entitled to exercise his/her share acquisition rights only if such rights are exercised at any time during the period beginning on the date immediately following the date on which he/she no longer holds the office of director of The Shizuoka Bank, Ltd. and ending on the date on which ten (10) days have elapsed since the start date of the period. However, even if a Share Acquisition Right Holder holds the office of director of The Shizuoka Bank, Ltd., he/she is entitled to exercise his/her share acquisition rights on and after the date on which the exercise period for the share acquisition rights allotted to him/her will expire in less than three hundred and sixty-five (365) days.

(2)	A Share Acquisition Right Holder shall not be entitled to exercise his/her share acquisition rights in any of the following events:

(i)	The Share Acquisition Right Holder voluntarily resigns from the office of director of The Shizuoka Bank, Ltd. within one (1) year from the date of allotment of the share acquisition rights.

(ii)	The Share Acquisition Right Holder is removed from the office of director of The Shizuoka Bank, Ltd. on any of the following grounds:

A.	A material violation of law, or activities breaching any of the Company’s or The Shizuoka Bank, Ltd.’s policies due to intent or gross negligence.

B.	Employment with, or appointment as an officer of, another company during his/her term of office as a director of The Shizuoka Bank, Ltd. without the consent of the Company’s and The Shizuoka Bank, Ltd.’s representatives.

C.	Divulgence of the Company’s or The Shizuoka Bank Ltd.’s important secrets, or provision or acceptance of gifts in large amounts in connection with his/her duties, or disgrace on the Company or The Shizuoka Bank, Ltd., or activities causing considerable loss to the Company or The Shizuoka Bank, Ltd.

(iii)	Article 331, paragraph (1), item (iii) or (iv) of the Companies Act applies to the Share Acquisition Right Holder.

(iv)	The Share Acquisition Right Holder breaches any provision of the Share Acquisition Rights Allotment Agreement executed between the Company and the Share Acquisition Right Holder, or the Company’s Board of Directors finds that the Share Acquisition Right Holder has committed activities that seriously undermine the trust relationship with the Company or The Shizuoka Bank, Ltd.

(v)	The Share Acquisition Right Holder offers to relinquish all or part of his/her share acquisition rights using the form prescribed by the Company.

(3)	When a Share Acquisition Right Holder exercises his/her share acquisition rights, he/she shall exercise all of the share acquisition rights held by him/her at one time and shall not be entitled to exercise only a fraction of one share acquisition right.

(4)	Exercise of rights by heirs

(i)	All persons who succeed by inheritance to a Share Acquisition Right Holder’s share acquisition rights (“Successors of Rights”) shall exercise their rights to the share acquisition rights jointly through a representative of the Successors of Rights. In such case, all Share Acquisition Rights held by the Successors of Rights shall be exercised together at one time, with none of the Successors of Rights being entitled to exercise only a fraction of one share acquisition right.

(ii)	The Successors of Rights shall be entitled to exercise the share acquisition rights inherited from the Share Acquisition Right Holder only during the period beginning on the date immediately following the date of death of the Share Acquisition Right Holder and ending on the date on which six (6) months have elapsed since the start date of the period.

(5)	All other conditions shall be subject to the provisions of the Share Acquisition Rights Allotment Agreement executed between the Company and each Share Acquisition Right Holder.

8.	Matters concerning the acquisition of share acquisition rights

In any of the following events, the share acquisition rights held by a Share Acquisition Right Holder may be acquired by the Company without compensation at any time during the exercise period for the share acquisition rights specified in section 6 above:

(1)	The Share Acquisition Right Holder is no longer entitled to exercise the share acquisition rights under the provisions of section 7 above.

(2)	The Company’s General Meeting of Shareholders (or Board of Directors if approval of the General Meeting of Shareholders is not required) approves a proposal for a merger in which the Company is the merged company, except where the merger agreement provides that the surviving company’s share acquisition rights will be delivered.

(3)	The Company’s General Meeting of Shareholders (or Board of Directors if approval of the General Meeting of Shareholders is not required) approves a proposal for a share exchange or share transfer in which the Company is the wholly-owned subsidiary, except where the share exchange agreement or share transfer plan, as the case may be, provides that share acquisition rights of the company which becoming the wholly-owning parent company will be delivered.

9.	Restrictions on the transfer of share acquisition rights

Any acquisition of share acquisition rights by means of transfer shall be subject to approval of the Company’s Board of Directors.

10.	Matters concerning increase in stated capital and legal capital surplus in the case of issuance of shares upon the exercise of share acquisition rights

In the case of issuance of shares upon the exercise of share acquisition rights, the stated capital will increase by the amount calculated by multiplying the maximum amount of increase in stated capital calculated pursuant to Article 17, paragraph (1) of the Regulations on Corporate Accounting by a factor of 0.5, with any fraction less than one (1) yen resulting from the calculation to be rounded up to the nearest whole yen. The legal capital surplus shall increase as a result of the exercise of share acquisition rights by that maximum amount of increase in stated capital minus the amount credited to the stated capital.

11.       Treatment of share acquisition rights in case of reorganization

In the event of the Company’s merger (only if the Company becomes extinct as a result of the merger), absorption- or incorporation-type company split, share exchange or share transfer (collectively, “Reorganization”), share acquisition rights of the relevant stock company out of those stock companies set forth in Article 236, paragraph (1), item (viii) (a) through (e) of the Companies Act (each, the “Reorganized Company”), as the case may be, shall be delivered to all Share Acquisition Right Holders (if any) who hold remaining share acquisition rights (if any) as of the effective date of the Reorganization (“Remaining Share Acquisition Rights”), subject to the following conditions. In such case, the Remaining Share Acquisition Rights shall be extinguished and share acquisition rights of the Reorganized Company shall be newly issued. However, this is subject to the merger agreement, absorption- or incorporation-type company split agreement, share exchange agreement or share transfer agreement, as the case may be, containing provisions to the effect that share acquisition rights of the Reorganized Company shall be issued subject to the following conditions:

(1)	Number of share acquisition rights of the Reorganized Company to be delivered

The same number as the number of Remaining Share Acquisition Rights held by the relevant Share Acquisition Right Holders shall be delivered.

(2)       Class and number of shares of the Reorganized Company subject to share acquisition rights

The class of shares subject to the share acquisition rights shall be shares of the Reorganized Company’s common stock. The number of shares to be Granted upon the exercise of the share acquisition rights shall be determined in line with section 2 above by taking into account the conditions of the Reorganization, among other things.

(3)       Value of assets to be contributed upon the exercise of share acquisition rights

The value of assets to be contributed upon the exercise of the share acquisition rights to be delivered shall be the amount calculated by multiplying the post-reorganization exercise price specified below by the number of shares subject to the share acquisition rights. The post-reorganization exercise price shall be one (1) yen per share of the Reorganized Company to be Granted upon the exercise of the share acquisition rights to be delivered.

(4)       Exercise period for share acquisition rights

The share acquisition rights shall be exercisable during the period beginning on the later of (i) the first day of the exercise period for share acquisition rights specified in section 6 above or (ii) the effective date of the Reorganization, and ending on the last day of the period specified in section 6 above.

(5)       Matters concerning the acquisition of share acquisition rights

To be determined in line with section 8 above.

(6)       Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by means of transfer shall be subject to approval of the Reorganized Company’s board of directors (or directors if the Reorganized Company is not a company with board of directors).

(7)	Matters concerning increase in stated capital and legal capital surplus resulting from issuance of shares upon the exercise of share acquisition rights

To be determined in line with section 10 above.

12.       Treatment of fractions

It the number of shares to be Granted to a Share Acquisition Right Holder include any fraction less than one (1) share, the fraction shall be discarded.

End

Exhibit 2-(2)-1 to the Share Transfer Plan

Details of The Shizuoka Bank, Ltd. Second Series of Share Acquisition Rights

1.       Name of share acquisition rights

The Shizuoka Bank, Ltd. Second Series of Share Acquisition Rights

2.       Class and number of shares subject to share acquisition rights

The class of shares subject to the share acquisition rights shall be shares of the Bank’s common stock. The total number of shares of the Bank’s common stock to be newly issued or instead be transferred upon the exercise of one share acquisition right (such issuance or transfer is hereinafter referred to as “Grant”) shall be 100 shares.

In the event of a stock split or consolidation of the Bank’s common stock after the date of allotment of the share acquisition rights, the number of shares subject to the share acquisition rights shall be adjusted using the following formula. However, such adjustment shall be made only for the number of shares subject to the share acquisition rights that have not been exercised at that point in time, with any fraction less than one share resulting from such adjustment to be discarded.

Number of shares after adjustment = Number of shares before adjustment x share split or consolidation ratio

In the event of the Bank’s merger or company split (collectively, “Merger”) or allotment of shares without contribution or any other event requiring an adjustment of the number of shares subject to the share acquisition rights, in each case after the date of allotment of the share acquisition rights, the Bank may adjust the number of shares subject to the share acquisition rights to a reasonable extent by taking into account, among other things, the conditions of the Merger or allotment of shares without contribution, as the case may be.

3.       Amount to be paid in for share acquisition rights

The amount to be paid in shall be the value of the share acquisition rights computed by the Black-Scholes model on the date of allotment of the share acquisition rights. Persons to whom share acquisition rights are allotted (“Share Acquisition Right Holders”) shall set off their claims for compensation payable by the Bank against their obligations to pay the amount to be paid in.

4.       Date of allocation of share acquisition rights

July 18, 2008

5.       Value of assets to be contributed upon the exercise of share acquisition rights

The value of assets to be contributed upon the exercise of the share acquisition rights shall be the amount calculated by setting the price per share to be Granted upon the exercise of the share acquisition rights at one (1) yen and by multiplying this amount by the number of shares subject to the share acquisition rights.

6.       Exercise period for share acquisition rights

The share acquisition rights shall be exercisable during the period from July 19, 2008 to July 18, 2033. However, if the last day of the exercise period falls upon the Bank’s holiday, the preceding business day shall be the last day of the exercise period.

7.       Conditions for the exercise of share acquisition rights

(1)	A Share Acquisition Right Holder shall be entitled to exercise his/her share acquisition rights only if such rights are exercised at any time during the period beginning on the date immediately following the date on which he/she no longer holds the office of director of the Bank and ending on the date on which ten (10) days have elapsed since the start date of the period. However, even if a Share Acquisition Right Holder holds the office of director, he/she is entitled to exercise his/her share acquisition rights on and after the date on which the exercise period for the share acquisition rights allotted to him/her will expire in less than three hundred and sixty-five (365) days.

(2)	A Share Acquisition Right Holder shall not be entitled to exercise his/her share acquisition rights in any of the following events:

(i)	The Share Acquisition Right Holder voluntarily resigns from the office of director within one (1) year from the date of allotment of the share acquisition rights.

(ii)	The Share Acquisition Right Holder is removed from the office of director of the Bank on any of the following grounds:

A.	A material violation of law, or activities breaching any of the Bank’s policies due to intent or gross negligence.

B.	Employment with, or appointment as an officer of, another company during his/her term of office as a director of the Bank, without the consent of the Bank’s representative.

C.	Divulgence of the Bank’s important secrets, or provision or acceptance of gifts in large amounts in connection with his/her duties, or disgrace on the Bank, or activities causing considerable loss to the Bank.

(iii)	Article 331, paragraph (1), item (iii) or (iv) of the Companies Act applies to the Share Acquisition Right Holder.

(iv)	The Share Acquisition Right Holder breaches any provision of the Share Acquisition Rights Allotment Agreement executed between the Bank and the Share Acquisition Right Holder, or the Bank’s Board of Directors finds that the Share Acquisition Right Holder has committed activities that seriously undermine the trust relationship with the Bank.

(v)	The Share Acquisition Right Holder offers to relinquish all or part of his/her share acquisition rights using the form prescribed by the Bank.

(3)	When a Share Acquisition Right Holder exercises his/her share acquisition rights, he/she shall exercise all of the share acquisition rights held by him/her at one time and shall not be entitled to exercise only a fraction of one share acquisition right.

(4)	All other conditions shall be subject to the provisions of the Share Acquisition Rights Allotment Agreement executed between the Bank and each Share Acquisition Right Holder.

8.       Matters concerning the acquisition of share acquisition rights

In any of the following events, the share acquisition rights held by a Share Acquisition Right Holder may be acquired by the Bank without compensation at any time during the exercise period for the share acquisition rights specified in section 6 above:

(1)	The Share Acquisition Right Holder is no longer entitled to exercise the share acquisition rights under the provisions of section 7 above.

(2)	The Bank’s General Meeting of Shareholders (or Board of Directors if approval of the General Meeting of Shareholders is not required) approves a proposal for a merger in which the Bank is the merged company, except where the merger agreement provides that the surviving company’s share acquisition rights will be delivered.

(3)	The Bank’s General Meeting of Shareholders (or Board of Directors if approval of the General Meeting of Shareholders is not required) approves a proposal for a share exchange or share transfer in which the Bank is the wholly-owned subsidiary, except where the share exchange agreement or share transfer plan, as the case may be, provides that share acquisition rights of the company which becoming the wholly-owning parent company will be delivered.

9.       Restrictions on the transfer of share acquisition rights

Any acquisition of share acquisition rights by means of transfer shall be subject to approval of the Bank’s Board of Directors.

10.	Matters concerning increase in stated capital and legal capital surplus in the case of issuance of shares upon the exercise of share acquisition rights

In the case of issuance upon the exercise of share acquisition rights, the stated capital shall increase by the amount calculated by multiplying the maximum amount of increase in stated capital calculated pursuant to Article 17, paragraph (1) of the Regulations on Corporate Accounting by a factor of 0.5, with any fraction less than one (1) yen resulting from the calculation to be rounded up to the nearest whole yen. The legal capital surplus shall increase as a result of the exercise of share acquisition rights by that maximum amount of increase in stated capital minus the amount credited to the stated capital.

11.       Treatment of share acquisition rights in case of reorganization

In the event of the Bank’s merger (only if the Bank becomes extinct as a result of the merger), absorption- or incorporation-type company split, share exchange or share transfer (collectively, “Reorganization”), share acquisition rights of the relevant stock company out of those stock companies set forth in Article 236, paragraph (1), item (viii) (a) through (e) of the Companies Act (each, the “Reorganized Company”), as the case may be, shall be delivered to all Share Acquisition Right Holders (if any) who hold remaining share acquisition rights (if any) as of the effective date of the Reorganization (“Remaining Share Acquisition Rights”), subject to the following conditions. In such case, the Remaining Share Acquisition Rights shall be extinguished and share acquisition rights of the Reorganized Company shall be newly issued. However, this is subject to the merger agreement, absorption- or incorporation-type company split agreement, share exchange agreement or share transfer agreement, as the case may be, containing provisions to the effect that share acquisition rights of the Reorganized Company shall be issued subject to the following conditions:

(1)	Number of share acquisition rights of the Reorganized Company to be delivered

The same number as the number of Remaining Share Acquisition Rights held by the relevant Share Acquisition Right Holders shall be delivered.

(2)       Class and number of shares of the Reorganized Company subject to share acquisition rights

The class of shares subject to the share acquisition rights shall be shares of the Reorganized Company’s common stock. The number of shares to be Granted upon the exercise of the share acquisition rights shall be determined in line with section 2 above by taking into account the conditions of the Reorganization, among other things.

(3)       Value of assets to be contributed upon the exercise of share acquisition rights

The value of assets to be contributed upon the exercise of the share acquisition rights to be delivered shall be the amount calculated by multiplying the post-reorganization exercise price specified below by the number of shares subject to the share acquisition rights. The post-reorganization exercise price shall be one (1) yen per share of the Reorganized Company to be Granted upon the exercise of the share acquisition rights to be delivered.

(4)       Exercise period for share acquisition rights

The share acquisition rights shall be exercisable during the period beginning on the later of (i) the first day of the exercise period for share acquisition rights specified in section 6 above or (ii) the effective date of the Reorganization, and ending on the last day of the period specified in section 6 above.

(5)       Matters concerning the acquisition of share acquisition rights

To be determined in line with section 8 above.

(6)       Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by means of transfer shall be subject to approval of the Reorganized Company’s board of directors (or directors if the Reorganized Company is not a company with board of directors).

(7)	Matters concerning increase in stated capital and legal capital surplus resulting from issuance of shares upon the exercise of share acquisition rights

To be determined in line with section 10 above.

12.       Treatment of fractions

It the number of shares to be Granted to a Share Acquisition Right Holder include any fraction less than one (1) share, the fraction shall be discarded.

End

Exhibit 2-(2)-2 to the Share Transfer Plan

Details of Shizuoka Financial Group, Inc. Second Series of Share Acquisition Rights

1.       Name of share acquisition rights

Shizuoka Financial Group, Inc. Second Series of Share Acquisition Rights

2.       Class and number of shares subject to share acquisition rights

The class of shares subject to the share acquisition rights shall be shares of the Company’s common stock. The total number of shares of the Company’s common stock to be newly issued or instead be transferred upon the exercise of one share acquisition right (such issuance or transfer is hereinafter referred to as “Grant”) shall be 100 shares.

In the event of a stock split or consolidation of the Company’s common stock after the date of allotment of the share acquisition rights, the number of shares subject to the share acquisition rights shall be adjusted using the following formula. However, such adjustment shall be made only for the number of shares subject to the share acquisition rights that have not been exercised at that point in time, with any fraction less than one share resulting from such adjustment to be discarded.

Number of shares after adjustment = Number of shares before adjustment x share split or consolidation ratio

In the event of the Company’s merger or company split (collectively, “Merger”) or allotment of shares without contribution or any other event requiring an adjustment of the number of shares subject to the share acquisition rights, in each case after the date of allotment of the share acquisition rights, the Company may adjust the number of shares subject to the share acquisition rights to a reasonable extent by taking into account, among other things, the conditions of the Merger or allotment of shares without contribution, as the case may be.

3.       Amount to be paid in for share acquisition rights

No payment of money shall be required.

4.       Date of allocation of share acquisition rights

October 3, 2022

5.       Value of assets to be contributed upon the exercise of share acquisition rights

The value of assets to be contributed upon the exercise of the share acquisition rights shall be the amount calculated by setting the price per share to be Granted upon the exercise of the share acquisition rights at one (1) yen and by multiplying this amount by the number of shares subject to the share acquisition rights.

6.       Exercise period for share acquisition rights

The share acquisition rights shall be exercisable during the period from October 3, 2022 to July 18, 2033. However, if the last day of the exercise period falls upon the Company’s holiday, the preceding business day shall be the last day of the exercise period.

7.       Conditions for the exercise of share acquisition rights

(1)	A Share Acquisition Right Holder shall be entitled to exercise his/her share acquisition rights only if such rights are exercised at any time during the period beginning on the date immediately following the date on which he/she no longer holds the office of director of The Shizuoka Bank, Ltd. and ending on the date on which ten (10) days have elapsed since the start date of the period. However, even if a Share Acquisition Right Holder holds the office of director of The Shizuoka Bank, Ltd., he/she is entitled to exercise his/her share acquisition rights on and after the date on which the exercise period for the share acquisition rights allotted to him/her will expire in less than three hundred and sixty-five (365) days.

(2)	A Share Acquisition Right Holder shall not be entitled to exercise his/her share acquisition rights in any of the following events:

(i)	The Share Acquisition Right Holder voluntarily resigns from the office of director of The Shizuoka Bank, Ltd. within one (1) year from the date of allotment of the share acquisition rights.

(ii)	The Share Acquisition Right Holder is removed from the office of director of The Shizuoka Bank, Ltd. on any of the following grounds:

A.	A material violation of law, or activities breaching any of the Company’s or The Shizuoka Bank, Ltd.’s policies due to intent or gross negligence.

B.	Employment with, or appointment as an officer of, another company during his/her term of office as a director of The Shizuoka Bank, Ltd. without the consent of the Company’s and The Shizuoka Bank, Ltd.’s representatives.

C.	Divulgence of the Company’s or The Shizuoka Bank Ltd.’s important secrets, or provision or acceptance of gifts in large amounts in connection with his/her duties, or disgrace on the Company or The Shizuoka Bank, Ltd., or activities causing considerable loss to the Company or The Shizuoka Bank, Ltd.

(iii)	Article 331, paragraph (1), item (iii) or (iv) of the Companies Act applies to the Share Acquisition Right Holder.

(iv)	The Share Acquisition Right Holder breaches any provision of the Share Acquisition Rights Allotment Agreement executed between the Company and the Share Acquisition Right Holder, or the Company’s Board of Directors finds that the Share Acquisition Right Holder has committed activities that seriously undermine the trust relationship with the Company or The Shizuoka Bank, Ltd.

(v)	The Share Acquisition Right Holder offers to relinquish all or part of his/her share acquisition rights using the form prescribed by the Company.

(3)	When a Share Acquisition Right Holder exercises his/her share acquisition rights, he/she shall exercise all of the share acquisition rights held by him/her at one time and shall not be entitled to exercise only a fraction of one share acquisition right.

(4)	Exercise of rights by heirs

(i)	All persons who succeed by inheritance to a Share Acquisition Right Holder’s share acquisition rights (“Successors of Rights”) shall exercise their rights to the share acquisition rights jointly through a representative of the Successors of Rights. In such case, all Share Acquisition Rights held by the Successors of Rights shall be exercised together at one time, with none of the Successors of Rights being entitled to exercise only a fraction of one share acquisition right.

(ii)	The Successors of Rights shall be entitled to exercise the share acquisition rights inherited from the Share Acquisition Right Holder only during the period beginning on the date immediately following the date of death of the Share Acquisition Right Holder and ending on the date on which six (6) months have elapsed since the start date of the period.

(5)	All other conditions shall be subject to the provisions of the Share Acquisition Rights Allotment Agreement executed between the Company and each Share Acquisition Right Holder.

8.       Matters concerning the acquisition of share acquisition rights

In any of the following events, the share acquisition rights held by a Share Acquisition Right Holder may be acquired by the Company without compensation at any time during the exercise period for the share acquisition rights specified in section 6 above:

(1)	The Share Acquisition Right Holder is no longer entitled to exercise the share acquisition rights under the provisions of section 7 above.

(2)	The Company’s General Meeting of Shareholders (or Board of Directors if approval of the General Meeting of Shareholders is not required) approves a proposal for a merger in which the Company is the merged company, except where the merger agreement provides that the surviving company’s share acquisition rights will be delivered.

(3)	The Company’s General Meeting of Shareholders (or Board of Directors if approval of the General Meeting of Shareholders is not required) approves a proposal for a share exchange or share transfer in which the Company is the wholly-owned subsidiary, except where the share exchange agreement or share transfer plan, as the case may be, provides that share acquisition rights of the company which becoming the wholly-owning parent company will be delivered.

9.       Restrictions on the transfer of share acquisition rights

Any acquisition of share acquisition rights by means of transfer shall be subject to approval of the Company’s Board of Directors.

10.	Matters concerning increase in stated capital and legal capital surplus in the case of issuance of shares upon the exercise of share acquisition rights

In the case of issuance of shares upon the exercise of share acquisition rights, the stated capital will increase by the amount calculated by multiplying the maximum amount of increase in stated capital calculated pursuant to Article 17, paragraph (1) of the Regulations on Corporate Accounting by a factor of 0.5, with any fraction less than one (1) yen resulting from the calculation to be rounded up to the nearest whole yen. The legal capital surplus shall increase as a result of the exercise of share acquisition rights by that maximum amount of increase in stated capital minus the amount credited to the stated capital.

11.       Treatment of share acquisition rights in case of reorganization

In the event of the Company’s merger (only if the Company becomes extinct as a result of the merger), absorption- or incorporation-type company split, share exchange or share transfer (collectively, “Reorganization”), share acquisition rights of the relevant stock company out of those stock companies set forth in Article 236, paragraph (1), item (viii) (a) through (e) of the Companies Act (each, the “Reorganized Company”), as the case may be, shall be delivered to all Share Acquisition Right Holders (if any) who hold remaining share acquisition rights (if any) as of the effective date of the Reorganization (“Remaining Share Acquisition Rights”), subject to the following conditions. In such case, the Remaining Share Acquisition Rights shall be extinguished and share acquisition rights of the Reorganized Company shall be newly issued. However, this is subject to the merger agreement, absorption- or incorporation-type company split agreement, share exchange agreement or share transfer agreement, as the case may be, containing provisions to the effect that share acquisition rights of the Reorganized Company shall be issued subject to the following conditions:

(1)	Number of share acquisition rights of the Reorganized Company to be delivered

The same number as the number of Remaining Share Acquisition Rights held by the relevant Share Acquisition Right Holders shall be delivered.

(2)       Class and number of shares of the Reorganized Company subject to share acquisition rights

The class of shares subject to the share acquisition rights shall be shares of the Reorganized Company’s common stock. The number of shares to be Granted upon the exercise of the share acquisition rights shall be determined in line with section 2 above by taking into account the conditions of the Reorganization, among other things.

(3)       Value of assets to be contributed upon the exercise of share acquisition rights

The value of assets to be contributed upon the exercise of the share acquisition rights to be delivered shall be the amount calculated by multiplying the post-reorganization exercise price specified below by the number of shares subject to the share acquisition rights. The post-reorganization exercise price shall be one (1) yen per share of the Reorganized Company to be Granted upon the exercise of the share acquisition rights to be delivered.

(4)       Exercise period for share acquisition rights

The share acquisition rights shall be exercisable during the period beginning on the later of (i) the first day of the exercise period for share acquisition rights specified in section 6 above or (ii) the effective date of the Reorganization, and ending on the last day of the period specified in section 6 above.

(5)       Matters concerning the acquisition of share acquisition rights

To be determined in line with section 8 above.

(6)       Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by means of transfer shall be subject to approval of the Reorganized Company’s board of directors (or directors if the Reorganized Company is not a company with board of directors).

(7)	Matters concerning increase in stated capital and legal capital surplus resulting from issuance of shares upon the exercise of share acquisition rights

To be determined in line with section 10 above.

12.       Treatment of fractions

It the number of shares to be Granted to a Share Acquisition Right Holder include any fraction less than one (1) share, the fraction shall be discarded.

End

Exhibit 2-(3)-1 to the Share Transfer Plan

Details of The Shizuoka Bank, Ltd. Third Series of Share Acquisition Rights

1.       Name of share acquisition rights

The Shizuoka Bank, Ltd. Third Series of Share Acquisition Rights

2.       Class and number of shares subject to share acquisition rights

The class of shares subject to the share acquisition rights shall be shares of the Bank’s common stock. The total number of shares of the Bank’s common stock to be newly issued or instead be transferred upon the exercise of one share acquisition right (such issuance or transfer is hereinafter referred to as “Grant”) shall be 100 shares.

In the event of a stock split or consolidation of the Bank’s common stock after the date of allotment of the share acquisition rights, the number of shares subject to the share acquisition rights shall be adjusted using the following formula. However, such adjustment shall be made only for the number of shares subject to the share acquisition rights that have not been exercised at that point in time, with any fraction less than one share resulting from such adjustment to be discarded.

Number of shares after adjustment = Number of shares before adjustment x share split or consolidation ratio

In the event of the Bank’s merger or company split (collectively, “Merger”) or allotment of shares without contribution or any other event requiring an adjustment of the number of shares subject to the share acquisition rights, in each case after the date of allotment of the share acquisition rights, the Bank may adjust the number of shares subject to the share acquisition rights to a reasonable extent by taking into account, among other things, the conditions of the Merger or allotment of shares without contribution, as the case may be.

3.       Amount to be paid in for share acquisition rights

The amount to be paid in shall be the value of the share acquisition rights computed by the Black-Scholes model on the date of allotment of the share acquisition rights. Persons to whom share acquisition rights are allotted (“Share Acquisition Right Holders”) shall set off their claims for compensation payable by the Bank against their obligations to pay the amount to be paid in.

4.       Date of allocation of share acquisition rights

July 24, 2009

5.       Value of assets to be contributed upon the exercise of share acquisition rights

The value of assets to be contributed upon the exercise of the share acquisition rights shall be the amount calculated by setting the price per share to be Granted upon the exercise of the share acquisition rights at one (1) yen and by multiplying this amount by the number of shares subject to the share acquisition rights.

6.       Exercise period for share acquisition rights

The share acquisition rights shall be exercisable during the period from July 25, 2009 to July 24, 2034. However, if the last day of the exercise period falls upon the Bank’s holiday, the preceding business day shall be the last day of the exercise period.

7.       Conditions for the exercise of share acquisition rights

(1)	A Share Acquisition Right Holder shall be entitled to exercise his/her share acquisition rights only if such rights are exercised at any time during the period beginning on the date immediately following the date on which he/she no longer holds the office of director of the Bank and ending on the date on which ten (10) days have elapsed since the start date of the period. However, even if a Share Acquisition Right Holder holds the office of director, he/she is entitled to exercise his/her share acquisition rights on and after the date on which the exercise period for the share acquisition rights allotted to him/her will expire in less than three hundred and sixty-five (365) days.

(2)	A Share Acquisition Right Holder shall not be entitled to exercise his/her share acquisition rights in any of the following events:

(i)	The Share Acquisition Right Holder voluntarily resigns from the office of director within one (1) year from the date of allotment of the share acquisition rights.

(ii)	The Share Acquisition Right Holder is removed from the office of director of the Bank on any of the following grounds:

A.	A material violation of law, or activities breaching any of the Bank’s policies due to intent or gross negligence.

B.	Employment with, or appointment as an officer of, another company during his/her term of office as a director of the Bank, without the consent of the Bank’s representative.

C.	Divulgence of the Bank’s important secrets, or provision or acceptance of gifts in large amounts in connection with his/her duties, or disgrace on the Bank, or activities causing considerable loss to the Bank.

(iii)	Article 331, paragraph (1), item (iii) or (iv) of the Companies Act applies to the Share Acquisition Right Holder.

(iv)	The Share Acquisition Right Holder breaches any provision of the Share Acquisition Rights Allotment Agreement executed between the Bank and the Share Acquisition Right Holder, or the Bank’s Board of Directors finds that the Share Acquisition Right Holder has committed activities that seriously undermine the trust relationship with the Bank.

(v)	The Share Acquisition Right Holder offers to relinquish all or part of his/her share acquisition rights using the form prescribed by the Bank.

(3)	When a Share Acquisition Right Holder exercises his/her share acquisition rights, he/she shall exercise all of the share acquisition rights held by him/her at one time and shall not be entitled to exercise only a fraction of one share acquisition right.

(4)	All other conditions shall be subject to the provisions of the Share Acquisition Rights Allotment Agreement executed between the Bank and each Share Acquisition Right Holder.

8.       Matters concerning the acquisition of share acquisition rights

In any of the following events, the share acquisition rights held by a Share Acquisition Right Holder may be acquired by the Bank without compensation at any time during the exercise period for the share acquisition rights specified in section 6 above:

(1)	The Share Acquisition Right Holder is no longer entitled to exercise the share acquisition rights under the provisions of section 7 above.

(2)	The Bank’s General Meeting of Shareholders (or Board of Directors if approval of the General Meeting of Shareholders is not required) approves a proposal for a merger in which the Bank is the merged company, except where the merger agreement provides that the surviving company’s share acquisition rights will be delivered.

(3)	The Bank’s General Meeting of Shareholders (or Board of Directors if approval of the General Meeting of Shareholders is not required) approves a proposal for a share exchange or share transfer in which the Bank is the wholly-owned subsidiary, except where the share exchange agreement or share transfer plan, as the case may be, provides that share acquisition rights of the company which becoming the wholly-owning parent company will be delivered.

9.       Restrictions on the transfer of share acquisition rights

Any acquisition of share acquisition rights by means of transfer shall be subject to approval of the Bank’s Board of Directors.

10.	Matters concerning increase in stated capital and legal capital surplus in the case of issuance of shares upon the exercise of share acquisition rights

In the case of issuance upon the exercise of share acquisition rights, the stated capital shall increase by the amount calculated by multiplying the maximum amount of increase in stated capital calculated pursuant to Article 17, paragraph (1) of the Regulations on Corporate Accounting by a factor of 0.5, with any fraction less than one (1) yen resulting from the calculation to be rounded up to the nearest whole yen. The legal capital surplus shall increase as a result of the exercise of share acquisition rights by that maximum amount of increase in stated capital minus the amount credited to the stated capital.

11.       Treatment of share acquisition rights in case of reorganization

In the event of the Bank’s merger (only if the Bank becomes extinct as a result of the merger), absorption- or incorporation-type company split, share exchange or share transfer (collectively, “Reorganization”), share acquisition rights of the relevant stock company out of those stock companies set forth in Article 236, paragraph (1), item (viii) (a) through (e) of the Companies Act (each, the “Reorganized Company”), as the case may be, shall be delivered to all Share Acquisition Right Holders (if any) who hold remaining share acquisition rights (if any) as of the effective date of the Reorganization (“Remaining Share Acquisition Rights”), subject to the following conditions. In such case, the Remaining Share Acquisition Rights shall be extinguished and share acquisition rights of the Reorganized Company shall be newly issued. However, this is subject to the merger agreement, absorption- or incorporation-type company split agreement, share exchange agreement or share transfer agreement, as the case may be, containing provisions to the effect that share acquisition rights of the Reorganized Company shall be issued subject to the following conditions:

(1)	Number of share acquisition rights of the Reorganized Company to be delivered

The same number as the number of Remaining Share Acquisition Rights held by the relevant Share Acquisition Right Holders shall be delivered.

(2)       Class and number of shares of the Reorganized Company subject to share acquisition rights

The class of shares subject to the share acquisition rights shall be shares of the Reorganized Company’s common stock. The number of shares to be Granted upon the exercise of the share acquisition rights shall be determined in line with section 2 above by taking into account the conditions of the Reorganization, among other things.

(3)       Value of assets to be contributed upon the exercise of share acquisition rights

The value of assets to be contributed upon the exercise of the share acquisition rights to be delivered shall be the amount calculated by multiplying the post-reorganization exercise price specified below by the number of shares subject to the share acquisition rights. The post-reorganization exercise price shall be one (1) yen per share of the Reorganized Company to be Granted upon the exercise of the share acquisition rights to be delivered.

(4)       Exercise period for share acquisition rights

The share acquisition rights shall be exercisable during the period beginning on the later of (i) the first day of the exercise period for share acquisition rights specified in section 6 above or (ii) the effective date of the Reorganization, and ending on the last day of the period specified in section 6 above.

(5)       Matters concerning the acquisition of share acquisition rights

To be determined in line with section 8 above.

(6)       Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by means of transfer shall be subject to approval of the Reorganized Company’s board of directors (or directors if the Reorganized Company is not a company with board of directors).

(7)	Matters concerning increase in stated capital and legal capital surplus resulting from issuance of shares upon the exercise of share acquisition rights

To be determined in line with section 10 above.

12.       Treatment of fractions

It the number of shares to be Granted to a Share Acquisition Right Holder include any fraction less than one (1) share, the fraction shall be discarded.

End

Exhibit 2-(3)-2 to the Share Transfer Plan

Details of Shizuoka Financial Group, Inc. Third Series of Share Acquisition Rights

1.       Name of share acquisition rights

Shizuoka Financial Group, Inc. Third Series of Share Acquisition Rights

2.       Class and number of shares subject to share acquisition rights

The class of shares subject to the share acquisition rights shall be shares of the Company’s common stock. The total number of shares of the Company’s common stock to be newly issued or instead be transferred upon the exercise of one share acquisition right (such issuance or transfer is hereinafter referred to as “Grant”) shall be 100 shares.

In the event of a stock split or consolidation of the Company’s common stock after the date of allotment of the share acquisition rights, the number of shares subject to the share acquisition rights shall be adjusted using the following formula. However, such adjustment shall be made only for the number of shares subject to the share acquisition rights that have not been exercised at that point in time, with any fraction less than one share resulting from such adjustment to be discarded.

Number of shares after adjustment = Number of shares before adjustment x share split or consolidation ratio

In the event of the Company’s merger or company split (collectively, “Merger”) or allotment of shares without contribution or any other event requiring an adjustment of the number of shares subject to the share acquisition rights, in each case after the date of allotment of the share acquisition rights, the Company may adjust the number of shares subject to the share acquisition rights to a reasonable extent by taking into account, among other things, the conditions of the Merger or allotment of shares without contribution, as the case may be.

3.       Amount to be paid in for share acquisition rights

No payment of money shall be required.

4.       Date of allocation of share acquisition rights

October 3, 2022

5.       Value of assets to be contributed upon the exercise of share acquisition rights

The value of assets to be contributed upon the exercise of the share acquisition rights shall be the amount calculated by setting the price per share to be Granted upon the exercise of the share acquisition rights at one (1) yen and by multiplying this amount by the number of shares subject to the share acquisition rights.

6.       Exercise period for share acquisition rights

The share acquisition rights shall be exercisable during the period from October 3, 2022 to July 24, 2034. However, if the last day of the exercise period falls upon the Company’s holiday, the preceding business day shall be the last day of the exercise period.

7.       Conditions for the exercise of share acquisition rights

(1)	A Share Acquisition Right Holder shall be entitled to exercise his/her share acquisition rights only if such rights are exercised at any time during the period beginning on the date immediately following the date on which he/she no longer holds the office of director of The Shizuoka Bank, Ltd. and ending on the date on which ten (10) days have elapsed since the start date of the period. However, even if a Share Acquisition Right Holder holds the office of director of The Shizuoka Bank, Ltd., he/she is entitled to exercise his/her share acquisition rights on and after the date on which the exercise period for the share acquisition rights allotted to him/her will expire in less than three hundred and sixty-five (365) days.

(2)	A Share Acquisition Right Holder shall not be entitled to exercise his/her share acquisition rights in any of the following events:

(i)	The Share Acquisition Right Holder voluntarily resigns from the office of director of The Shizuoka Bank, Ltd. within one (1) year from the date of allotment of the share acquisition rights.

(ii)	The Share Acquisition Right Holder is removed from the office of director of The Shizuoka Bank, Ltd. on any of the following grounds:

A.	A material violation of law, or activities breaching any of the Company’s or The Shizuoka Bank, Ltd.’s policies due to intent or gross negligence.

B.	Employment with, or appointment as an officer of, another company during his/her term of office as a director of The Shizuoka Bank, Ltd. without the consent of the Company’s and The Shizuoka Bank, Ltd.’s representatives.

C.	Divulgence of the Company’s or The Shizuoka Bank Ltd.’s important secrets, or provision or acceptance of gifts in large amounts in connection with his/her duties, or disgrace on the Company or The Shizuoka Bank, Ltd., or activities causing considerable loss to the Company or The Shizuoka Bank, Ltd.

(iii)	Article 331, paragraph (1), item (iii) or (iv) of the Companies Act applies to the Share Acquisition Right Holder.

(iv)	The Share Acquisition Right Holder breaches any provision of the Share Acquisition Rights Allotment Agreement executed between the Company and the Share Acquisition Right Holder, or the Company’s Board of Directors finds that the Share Acquisition Right Holder has committed activities that seriously undermine the trust relationship with the Company or The Shizuoka Bank, Ltd.

(v)	The Share Acquisition Right Holder offers to relinquish all or part of his/her share acquisition rights using the form prescribed by the Company.

(3)	When a Share Acquisition Right Holder exercises his/her share acquisition rights, he/she shall exercise all of the share acquisition rights held by him/her at one time and shall not be entitled to exercise only a fraction of one share acquisition right.

(4)	Exercise of rights by heirs

(i)	All persons who succeed by inheritance to a Share Acquisition Right Holder’s share acquisition rights (“Successors of Rights”) shall exercise their rights to the share acquisition rights jointly through a representative of the Successors of Rights. In such case, all Share Acquisition Rights held by the Successors of Rights shall be exercised together at one time, with none of the Successors of Rights being entitled to exercise only a fraction of one share acquisition right.

(ii)	The Successors of Rights shall be entitled to exercise the share acquisition rights inherited from the Share Acquisition Right Holder only during the period beginning on the date immediately following the date of death of the Share Acquisition Right Holder and ending on the date on which six (6) months have elapsed since the start date of the period.

(5)	All other conditions shall be subject to the provisions of the Share Acquisition Rights Allotment Agreement executed between the Company and each Share Acquisition Right Holder.

8.       Matters concerning the acquisition of share acquisition rights

In any of the following events, the share acquisition rights held by a Share Acquisition Right Holder may be acquired by the Company without compensation at any time during the exercise period for the share acquisition rights specified in section 6 above:

(1)	The Share Acquisition Right Holder is no longer entitled to exercise the share acquisition rights under the provisions of section 7 above.

(2)	The Company’s General Meeting of Shareholders (or Board of Directors if approval of the General Meeting of Shareholders is not required) approves a proposal for a merger in which the Company is the merged company, except where the merger agreement provides that the surviving company’s share acquisition rights will be delivered.

(3)	The Company’s General Meeting of Shareholders (or Board of Directors if approval of the General Meeting of Shareholders is not required) approves a proposal for a share exchange or share transfer in which the Company is the wholly-owned subsidiary, except where the share exchange agreement or share transfer plan, as the case may be, provides that share acquisition rights of the company which becoming the wholly-owning parent company will be delivered.

9.       Restrictions on the transfer of share acquisition rights

Any acquisition of share acquisition rights by means of transfer shall be subject to approval of the Company’s Board of Directors.

10.	Matters concerning increase in stated capital and legal capital surplus in the case of issuance of shares upon the exercise of share acquisition rights

In the case of issuance of shares upon the exercise of share acquisition rights, the stated capital will increase by the amount calculated by multiplying the maximum amount of increase in stated capital calculated pursuant to Article 17, paragraph (1) of the Regulations on Corporate Accounting by a factor of 0.5, with any fraction less than one (1) yen resulting from the calculation to be rounded up to the nearest whole yen. The legal capital surplus shall increase as a result of the exercise of share acquisition rights by that maximum amount of increase in stated capital minus the amount credited to the stated capital.

11.       Treatment of share acquisition rights in case of reorganization

In the event of the Company’s merger (only if the Company becomes extinct as a result of the merger), absorption- or incorporation-type company split, share exchange or share transfer (collectively, “Reorganization”), share acquisition rights of the relevant stock company out of those stock companies set forth in Article 236, paragraph (1), item (viii) (a) through (e) of the Companies Act (each, the “Reorganized Company”), as the case may be, shall be delivered to all Share Acquisition Right Holders (if any) who hold remaining share acquisition rights (if any) as of the effective date of the Reorganization (“Remaining Share Acquisition Rights”), subject to the following conditions. In such case, the Remaining Share Acquisition Rights shall be extinguished and share acquisition rights of the Reorganized Company shall be newly issued. However, this is subject to the merger agreement, absorption- or incorporation-type company split agreement, share exchange agreement or share transfer agreement, as the case may be, containing provisions to the effect that share acquisition rights of the Reorganized Company shall be issued subject to the following conditions:

(1)	Number of share acquisition rights of the Reorganized Company to be delivered

The same number as the number of Remaining Share Acquisition Rights held by the relevant Share Acquisition Right Holders shall be delivered.

(2)       Class and number of shares of the Reorganized Company subject to share acquisition rights

The class of shares subject to the share acquisition rights shall be shares of the Reorganized Company’s common stock. The number of shares to be Granted upon the exercise of the share acquisition rights shall be determined in line with section 2 above by taking into account the conditions of the Reorganization, among other things.

(3)       Value of assets to be contributed upon the exercise of share acquisition rights

The value of assets to be contributed upon the exercise of the share acquisition rights to be delivered shall be the amount calculated by multiplying the post-reorganization exercise price specified below by the number of shares subject to the share acquisition rights. The post-reorganization exercise price shall be one (1) yen per share of the Reorganized Company to be Granted upon the exercise of the share acquisition rights to be delivered.

(4)       Exercise period for share acquisition rights

The share acquisition rights shall be exercisable during the period beginning on the later of (i) the first day of the exercise period for share acquisition rights specified in section 6 above or (ii) the effective date of the Reorganization, and ending on the last day of the period specified in section 6 above.

(5)       Matters concerning the acquisition of share acquisition rights

To be determined in line with section 8 above.

(6)       Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by means of transfer shall be subject to approval of the Reorganized Company’s board of directors (or directors if the Reorganized Company is not a company with board of directors).

(7)	Matters concerning increase in stated capital and legal capital surplus resulting from issuance of shares upon the exercise of share acquisition rights

To be determined in line with section 10 above.

12.       Treatment of fractions

It the number of shares to be Granted to a Share Acquisition Right Holder include any fraction less than one (1) share, the fraction shall be discarded.

End

Exhibit 2-(4)-1 to the Share Transfer Plan

Details of The Shizuoka Bank, Ltd. Fourth Series of Share Acquisition Rights

1.       Name of share acquisition rights

The Shizuoka Bank, Ltd. Fourth Series of Share Acquisition Rights

2.       Class and number of shares subject to share acquisition rights

The class of shares subject to the share acquisition rights shall be shares of the Bank’s common stock. The total number of shares of the Bank’s common stock to be newly issued or instead be transferred upon the exercise of one share acquisition right (such issuance or transfer is hereinafter referred to as “Grant”) shall be 100 shares.

In the event of a stock split or consolidation of the Bank’s common stock after the date of allotment of the share acquisition rights, the number of shares subject to the share acquisition rights shall be adjusted using the following formula. However, such adjustment shall be made only for the number of shares subject to the share acquisition rights that have not been exercised at that point in time, with any fraction less than one share resulting from such adjustment to be discarded.

Number of shares after adjustment = Number of shares before adjustment x share split or consolidation ratio

In the event of the Bank’s merger or company split (collectively, “Merger”) or allotment of shares without contribution or any other event requiring an adjustment of the number of shares subject to the share acquisition rights, in each case after the date of allotment of the share acquisition rights, the Bank may adjust the number of shares subject to the share acquisition rights to a reasonable extent by taking into account, among other things, the conditions of the Merger or allotment of shares without contribution, as the case may be.

3.       Amount to be paid in for share acquisition rights

The amount to be paid in shall be the value of the share acquisition rights computed by the Black-Scholes model on the date of allotment of the share acquisition rights. Persons to whom share acquisition rights are allotted (“Share Acquisition Right Holders”) shall set off their claims for compensation payable by the Bank against their obligations to pay the amount to be paid in.

4.       Date of allocation of share acquisition rights

July 23, 2010

5.       Value of assets to be contributed upon the exercise of share acquisition rights

The value of assets to be contributed upon the exercise of the share acquisition rights shall be the amount calculated by setting the price per share to be Granted upon the exercise of the share acquisition rights at one (1) yen and by multiplying this amount by the number of shares subject to the share acquisition rights.

6.       Exercise period for share acquisition rights

The share acquisition rights shall be exercisable during the period from July 24, 2010 to July 23, 2035. However, if the last day of the exercise period falls upon the Bank’s holiday, the preceding business day shall be the last day of the exercise period.

7.       Conditions for the exercise of share acquisition rights

(1)	A Share Acquisition Right Holder shall be entitled to exercise his/her share acquisition rights only if such rights are exercised at any time during the period beginning on the date immediately following the date on which he/she no longer holds the office of director of the Bank and ending on the date on which ten (10) days have elapsed since the start date of the period. However, even if a Share Acquisition Right Holder holds the office of director, he/she is entitled to exercise his/her share acquisition rights on and after the date on which the exercise period for the share acquisition rights allotted to him/her will expire in less than three hundred and sixty-five (365) days.

(2)	A Share Acquisition Right Holder shall not be entitled to exercise his/her share acquisition rights in any of the following events:

(i)	The Share Acquisition Right Holder voluntarily resigns from the office of director within one (1) year from the date of allotment of the share acquisition rights.

(ii)	The Share Acquisition Right Holder is removed from the office of director of the Bank on any of the following grounds:

A.	A material violation of law, or activities breaching any of the Bank’s policies due to intent or gross negligence.

B.	Employment with, or appointment as an officer of, another company during his/her term of office as a director of the Bank, without the consent of the Bank’s representative.

C.	Divulgence of the Bank’s important secrets, or provision or acceptance of gifts in large amounts in connection with his/her duties, or disgrace on the Bank, or activities causing considerable loss to the Bank.

(iii)	Article 331, paragraph (1), item (iii) or (iv) of the Companies Act applies to the Share Acquisition Right Holder.

(iv)	The Share Acquisition Right Holder breaches any provision of the Share Acquisition Rights Allotment Agreement executed between the Bank and the Share Acquisition Right Holder, or the Bank’s Board of Directors finds that the Share Acquisition Right Holder has committed activities that seriously undermine the trust relationship with the Bank.

(v)	The Share Acquisition Right Holder offers to relinquish all or part of his/her share acquisition rights using the form prescribed by the Bank.

(3)	When a Share Acquisition Right Holder exercises his/her share acquisition rights, he/she shall exercise all of the share acquisition rights held by him/her at one time and shall not be entitled to exercise only a fraction of one share acquisition right.

(4)	All other conditions shall be subject to the provisions of the Share Acquisition Rights Allotment Agreement executed between the Bank and each Share Acquisition Right Holder.

8.       Matters concerning the acquisition of share acquisition rights

In any of the following events, the share acquisition rights held by a Share Acquisition Right Holder may be acquired by the Bank without compensation at any time during the exercise period for the share acquisition rights specified in section 6 above:

(1)	The Share Acquisition Right Holder is no longer entitled to exercise the share acquisition rights under the provisions of section 7 above.

(2)	The Bank’s General Meeting of Shareholders (or Board of Directors if approval of the General Meeting of Shareholders is not required) approves a proposal for a merger in which the Bank is the merged company, except where the merger agreement provides that the surviving company’s share acquisition rights will be delivered.

(3)	The Bank’s General Meeting of Shareholders (or Board of Directors if approval of the General Meeting of Shareholders is not required) approves a proposal for a share exchange or share transfer in which the Bank is the wholly-owned subsidiary, except where the share exchange agreement or share transfer plan, as the case may be, provides that share acquisition rights of the company which becoming the wholly-owning parent company will be delivered.

9.       Restrictions on the transfer of share acquisition rights

Any acquisition of share acquisition rights by means of transfer shall be subject to approval of the Bank’s Board of Directors.

10.	Matters concerning increase in stated capital and legal capital surplus in the case of issuance of shares upon the exercise of share acquisition rights

In the case of issuance upon the exercise of share acquisition rights, the stated capital shall increase by the amount calculated by multiplying the maximum amount of increase in stated capital calculated pursuant to Article 17, paragraph (1) of the Regulations on Corporate Accounting by a factor of 0.5, with any fraction less than one (1) yen resulting from the calculation to be rounded up to the nearest whole yen. The legal capital surplus shall increase as a result of the exercise of share acquisition rights by that maximum amount of increase in stated capital minus the amount credited to the stated capital.

11.       Treatment of share acquisition rights in case of reorganization

In the event of the Bank’s merger (only if the Bank becomes extinct as a result of the merger), absorption- or incorporation-type company split, share exchange or share transfer (collectively, “Reorganization”), share acquisition rights of the relevant stock company out of those stock companies set forth in Article 236, paragraph (1), item (viii) (a) through (e) of the Companies Act (each, the “Reorganized Company”), as the case may be, shall be delivered to all Share Acquisition Right Holders (if any) who hold remaining share acquisition rights (if any) as of the effective date of the Reorganization (“Remaining Share Acquisition Rights”), subject to the following conditions. In such case, the Remaining Share Acquisition Rights shall be extinguished and share acquisition rights of the Reorganized Company shall be newly issued. However, this is subject to the merger agreement, absorption- or incorporation-type company split agreement, share exchange agreement or share transfer agreement, as the case may be, containing provisions to the effect that share acquisition rights of the Reorganized Company shall be issued subject to the following conditions:

(1)	Number of share acquisition rights of the Reorganized Company to be delivered

The same number as the number of Remaining Share Acquisition Rights held by the relevant Share Acquisition Right Holders shall be delivered.

(2)       Class and number of shares of the Reorganized Company subject to share acquisition rights

The class of shares subject to the share acquisition rights shall be shares of the Reorganized Company’s common stock. The number of shares to be Granted upon the exercise of the share acquisition rights shall be determined in line with section 2 above by taking into account the conditions of the Reorganization, among other things.

(3)       Value of assets to be contributed upon the exercise of share acquisition rights

The value of assets to be contributed upon the exercise of the share acquisition rights to be delivered shall be the amount calculated by multiplying the post-reorganization exercise price specified below by the number of shares subject to the share acquisition rights. The post-reorganization exercise price shall be one (1) yen per share of the Reorganized Company to be Granted upon the exercise of the share acquisition rights to be delivered.

(4)       Exercise period for share acquisition rights

The share acquisition rights shall be exercisable during the period beginning on the later of (i) the first day of the exercise period for share acquisition rights specified in section 6 above or (ii) the effective date of the Reorganization, and ending on the last day of the period specified in section 6 above.

(5)       Matters concerning the acquisition of share acquisition rights

To be determined in line with section 8 above.

(6)       Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by means of transfer shall be subject to approval of the Reorganized Company’s board of directors (or directors if the Reorganized Company is not a company with board of directors).

(7)	Matters concerning increase in stated capital and legal capital surplus resulting from issuance of shares upon the exercise of share acquisition rights

To be determined in line with section 10 above.

12.       Treatment of fractions

It the number of shares to be Granted to a Share Acquisition Right Holder include any fraction less than one (1) share, the fraction shall be discarded.

End

Exhibit 2-(4)-2 to the Share Transfer Plan

Details of Shizuoka Financial Group, Inc. Fourth Series of Share Acquisition Rights

1.       Name of share acquisition rights

Shizuoka Financial Group, Inc. Fourth Series of Share Acquisition Rights

2.       Class and number of shares subject to share acquisition rights

The class of shares subject to the share acquisition rights shall be shares of the Company’s common stock. The total number of shares of the Company’s common stock to be newly issued or instead be transferred upon the exercise of one share acquisition right (such issuance or transfer is hereinafter referred to as “Grant”) shall be 100 shares.

In the event of a stock split or consolidation of the Company’s common stock after the date of allotment of the share acquisition rights, the number of shares subject to the share acquisition rights shall be adjusted using the following formula. However, such adjustment shall be made only for the number of shares subject to the share acquisition rights that have not been exercised at that point in time, with any fraction less than one share resulting from such adjustment to be discarded.

Number of shares after adjustment = Number of shares before adjustment x share split or consolidation ratio

In the event of the Company’s merger or company split (collectively, “Merger”) or allotment of shares without contribution or any other event requiring an adjustment of the number of shares subject to the share acquisition rights, in each case after the date of allotment of the share acquisition rights, the Company may adjust the number of shares subject to the share acquisition rights to a reasonable extent by taking into account, among other things, the conditions of the Merger or allotment of shares without contribution, as the case may be.

3.       Amount to be paid in for share acquisition rights

No payment of money shall be required.

4.       Date of allocation of share acquisition rights

October 3, 2022

5.       Value of assets to be contributed upon the exercise of share acquisition rights

The value of assets to be contributed upon the exercise of the share acquisition rights shall be the amount calculated by setting the price per share to be Granted upon the exercise of the share acquisition rights at one (1) yen and by multiplying this amount by the number of shares subject to the share acquisition rights.

6.       Exercise period for share acquisition rights

The share acquisition rights shall be exercisable during the period from October 3, 2022 to July 23, 2035. However, if the last day of the exercise period falls upon the Company’s holiday, the preceding business day shall be the last day of the exercise period.

7.       Conditions for the exercise of share acquisition rights

(1)	A Share Acquisition Right Holder shall be entitled to exercise his/her share acquisition rights only if such rights are exercised at any time during the period beginning on the date immediately following the date on which he/she no longer holds the office of director of The Shizuoka Bank, Ltd. and ending on the date on which ten (10) days have elapsed since the start date of the period. However, even if a Share Acquisition Right Holder holds the office of director of The Shizuoka Bank, Ltd., he/she is entitled to exercise his/her share acquisition rights on and after the date on which the exercise period for the share acquisition rights allotted to him/her will expire in less than three hundred and sixty-five (365) days.

(2)	A Share Acquisition Right Holder shall not be entitled to exercise his/her share acquisition rights in any of the following events:

(i)	The Share Acquisition Right Holder voluntarily resigns from the office of director of The Shizuoka Bank, Ltd. within one (1) year from the date of allotment of the share acquisition rights.

(ii)	The Share Acquisition Right Holder is removed from the office of director of The Shizuoka Bank, Ltd. on any of the following grounds:

A.	A material violation of law, or activities breaching any of the Company’s or The Shizuoka Bank, Ltd.’s policies due to intent or gross negligence.

B.	Employment with, or appointment as an officer of, another company during his/her term of office as a director of The Shizuoka Bank, Ltd. without the consent of the Company’s and The Shizuoka Bank, Ltd.’s representatives.

C.	Divulgence of the Company’s or The Shizuoka Bank Ltd.’s important secrets, or provision or acceptance of gifts in large amounts in connection with his/her duties, or disgrace on the Company or The Shizuoka Bank, Ltd., or activities causing considerable loss to the Company or The Shizuoka Bank, Ltd.

(iii)	Article 331, paragraph (1), item (iii) or (iv) of the Companies Act applies to the Share Acquisition Right Holder.

(iv)	The Share Acquisition Right Holder breaches any provision of the Share Acquisition Rights Allotment Agreement executed between the Company and the Share Acquisition Right Holder, or the Company’s Board of Directors finds that the Share Acquisition Right Holder has committed activities that seriously undermine the trust relationship with the Company or The Shizuoka Bank, Ltd.

(v)	The Share Acquisition Right Holder offers to relinquish all or part of his/her share acquisition rights using the form prescribed by the Company.

(3)	When a Share Acquisition Right Holder exercises his/her share acquisition rights, he/she shall exercise all of the share acquisition rights held by him/her at one time and shall not be entitled to exercise only a fraction of one share acquisition right.

(4)	Exercise of rights by heirs

(i)	All persons who succeed by inheritance to a Share Acquisition Right Holder’s share acquisition rights (“Successors of Rights”) shall exercise their rights to the share acquisition rights jointly through a representative of the Successors of Rights. In such case, all Share Acquisition Rights held by the Successors of Rights shall be exercised together at one time, with none of the Successors of Rights being entitled to exercise only a fraction of one share acquisition right.

(ii)	The Successors of Rights shall be entitled to exercise the share acquisition rights inherited from the Share Acquisition Right Holder only during the period beginning on the date immediately following the date of death of the Share Acquisition Right Holder and ending on the date on which six (6) months have elapsed since the start date of the period.

(5)	All other conditions shall be subject to the provisions of the Share Acquisition Rights Allotment Agreement executed between the Company and each Share Acquisition Right Holder.

8.       Matters concerning the acquisition of share acquisition rights

In any of the following events, the share acquisition rights held by a Share Acquisition Right Holder may be acquired by the Company without compensation at any time during the exercise period for the share acquisition rights specified in section 6 above:

(1)	The Share Acquisition Right Holder is no longer entitled to exercise the share acquisition rights under the provisions of section 7 above.

(2)	The Company’s General Meeting of Shareholders (or Board of Directors if approval of the General Meeting of Shareholders is not required) approves a proposal for a merger in which the Company is the merged company, except where the merger agreement provides that the surviving company’s share acquisition rights will be delivered.

(3)	The Company’s General Meeting of Shareholders (or Board of Directors if approval of the General Meeting of Shareholders is not required) approves a proposal for a share exchange or share transfer in which the Company is the wholly-owned subsidiary, except where the share exchange agreement or share transfer plan, as the case may be, provides that share acquisition rights of the company which becoming the wholly-owning parent company will be delivered.

9.       Restrictions on the transfer of share acquisition rights

Any acquisition of share acquisition rights by means of transfer shall be subject to approval of the Company’s Board of Directors.

10.	Matters concerning increase in stated capital and legal capital surplus in the case of issuance of shares upon the exercise of share acquisition rights

In the case of issuance of shares upon the exercise of share acquisition rights, the stated capital will increase by the amount calculated by multiplying the maximum amount of increase in stated capital calculated pursuant to Article 17, paragraph (1) of the Regulations on Corporate Accounting by a factor of 0.5, with any fraction less than one (1) yen resulting from the calculation to be rounded up to the nearest whole yen. The legal capital surplus shall increase as a result of the exercise of share acquisition rights by that maximum amount of increase in stated capital minus the amount credited to the stated capital.

11.       Treatment of share acquisition rights in case of reorganization

In the event of the Company’s merger (only if the Company becomes extinct as a result of the merger), absorption- or incorporation-type company split, share exchange or share transfer (collectively, “Reorganization”), share acquisition rights of the relevant stock company out of those stock companies set forth in Article 236, paragraph (1), item (viii) (a) through (e) of the Companies Act (each, the “Reorganized Company”), as the case may be, shall be delivered to all Share Acquisition Right Holders (if any) who hold remaining share acquisition rights (if any) as of the effective date of the Reorganization (“Remaining Share Acquisition Rights”), subject to the following conditions. In such case, the Remaining Share Acquisition Rights shall be extinguished and share acquisition rights of the Reorganized Company shall be newly issued. However, this is subject to the merger agreement, absorption- or incorporation-type company split agreement, share exchange agreement or share transfer agreement, as the case may be, containing provisions to the effect that share acquisition rights of the Reorganized Company shall be issued subject to the following conditions:

(1)	Number of share acquisition rights of the Reorganized Company to be delivered

The same number as the number of Remaining Share Acquisition Rights held by the relevant Share Acquisition Right Holders shall be delivered.

(2)       Class and number of shares of the Reorganized Company subject to share acquisition rights

The class of shares subject to the share acquisition rights shall be shares of the Reorganized Company’s common stock. The number of shares to be Granted upon the exercise of the share acquisition rights shall be determined in line with section 2 above by taking into account the conditions of the Reorganization, among other things.

(3)       Value of assets to be contributed upon the exercise of share acquisition rights

The value of assets to be contributed upon the exercise of the share acquisition rights to be delivered shall be the amount calculated by multiplying the post-reorganization exercise price specified below by the number of shares subject to the share acquisition rights. The post-reorganization exercise price shall be one (1) yen per share of the Reorganized Company to be Granted upon the exercise of the share acquisition rights to be delivered.

(4)       Exercise period for share acquisition rights

The share acquisition rights shall be exercisable during the period beginning on the later of (i) the first day of the exercise period for share acquisition rights specified in section 6 above or (ii) the effective date of the Reorganization, and ending on the last day of the period specified in section 6 above.

(5)       Matters concerning the acquisition of share acquisition rights

To be determined in line with section 8 above.

(6)       Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by means of transfer shall be subject to approval of the Reorganized Company’s board of directors (or directors if the Reorganized Company is not a company with board of directors).

(7)	Matters concerning increase in stated capital and legal capital surplus resulting from issuance of shares upon the exercise of share acquisition rights

To be determined in line with section 10 above.

12.       Treatment of fractions

It the number of shares to be Granted to a Share Acquisition Right Holder include any fraction less than one (1) share, the fraction shall be discarded.

End

Exhibit 2-(5)-1 to the Share Transfer Plan

Details of The Shizuoka Bank, Ltd. Fifth Series of Share Acquisition Rights

1.       Name of share acquisition rights

The Shizuoka Bank, Ltd. Fifth Series of Share Acquisition Rights

2.       Class and number of shares subject to share acquisition rights

The class of shares subject to the share acquisition rights shall be shares of the Bank’s common stock. The total number of shares of the Bank’s common stock to be newly issued or instead be transferred upon the exercise of one share acquisition right (such issuance or transfer is hereinafter referred to as “Grant”) shall be 100 shares.

In the event of a stock split or consolidation of the Bank’s common stock after the date of allotment of the share acquisition rights, the number of shares subject to the share acquisition rights shall be adjusted using the following formula. However, such adjustment shall be made only for the number of shares subject to the share acquisition rights that have not been exercised at that point in time, with any fraction less than one share resulting from such adjustment to be discarded.

Number of shares after adjustment = Number of shares before adjustment x share split or consolidation ratio

In the event of the Bank’s merger or company split (collectively, “Merger”) or allotment of shares without contribution or any other event requiring an adjustment of the number of shares subject to the share acquisition rights, in each case after the date of allotment of the share acquisition rights, the Bank may adjust the number of shares subject to the share acquisition rights to a reasonable extent by taking into account, among other things, the conditions of the Merger or allotment of shares without contribution, as the case may be.

3.       Amount to be paid in for share acquisition rights

The amount to be paid in shall be the value of the share acquisition rights computed by the Black-Scholes model on the date of allotment of the share acquisition rights. Persons to whom share acquisition rights are allotted (“Share Acquisition Right Holders”) shall set off their claims for compensation payable by the Bank against their obligations to pay the amount to be paid in.

4.       Date of allocation of share acquisition rights

July 22, 2011

5.       Value of assets to be contributed upon the exercise of share acquisition rights

The value of assets to be contributed upon the exercise of the share acquisition rights shall be the amount calculated by setting the price per share to be Granted upon the exercise of the share acquisition rights at one (1) yen and by multiplying this amount by the number of shares subject to the share acquisition rights.

6.       Exercise period for share acquisition rights

The share acquisition rights shall be exercisable during the period from July 23, 2011 to July 22, 2036. However, if the last day of the exercise period falls upon the Bank’s holiday, the preceding business day shall be the last day of the exercise period.

7.       Conditions for the exercise of share acquisition rights

(1)	A Share Acquisition Right Holder shall be entitled to exercise his/her share acquisition rights only if such rights are exercised at any time during the period beginning on the date immediately following the date on which he/she no longer holds the office of director of the Bank and ending on the date on which ten (10) days have elapsed since the start date of the period. However, even if a Share Acquisition Right Holder holds the office of director, he/she is entitled to exercise his/her share acquisition rights on and after the date on which the exercise period for the share acquisition rights allotted to him/her will expire in less than three hundred and sixty-five (365) days.

(2)	A Share Acquisition Right Holder shall not be entitled to exercise his/her share acquisition rights in any of the following events:

(i)	The Share Acquisition Right Holder voluntarily resigns from the office of director within one (1) year from the date of allotment of the share acquisition rights.

(ii)	The Share Acquisition Right Holder is removed from the office of director of the Bank on any of the following grounds:

A.	A material violation of law, or activities breaching any of the Bank’s policies due to intent or gross negligence.

B.	Employment with, or appointment as an officer of, another company during his/her term of office as a director of the Bank, without the consent of the Bank’s representative.

C.	Divulgence of the Bank’s important secrets, or provision or acceptance of gifts in large amounts in connection with his/her duties, or disgrace on the Bank, or activities causing considerable loss to the Bank.

(iii)	Article 331, paragraph (1), item (iii) or (iv) of the Companies Act applies to the Share Acquisition Right Holder.

(iv)	The Share Acquisition Right Holder breaches any provision of the Share Acquisition Rights Allotment Agreement executed between the Bank and the Share Acquisition Right Holder, or the Bank’s Board of Directors finds that the Share Acquisition Right Holder has committed activities that seriously undermine the trust relationship with the Bank.

(v)	The Share Acquisition Right Holder offers to relinquish all or part of his/her share acquisition rights using the form prescribed by the Bank.

(3)	When a Share Acquisition Right Holder exercises his/her share acquisition rights, he/she shall exercise all of the share acquisition rights held by him/her at one time and shall not be entitled to exercise only a fraction of one share acquisition right.

(4)	All other conditions shall be subject to the provisions of the Share Acquisition Rights Allotment Agreement executed between the Bank and each Share Acquisition Right Holder.

8.       Matters concerning the acquisition of share acquisition rights

In any of the following events, the share acquisition rights held by a Share Acquisition Right Holder may be acquired by the Bank without compensation at any time during the exercise period for the share acquisition rights specified in section 6 above:

(1)	The Share Acquisition Right Holder is no longer entitled to exercise the share acquisition rights under the provisions of section 7 above.

(2)	The Bank’s General Meeting of Shareholders (or Board of Directors if approval of the General Meeting of Shareholders is not required) approves a proposal for a merger in which the Bank is the merged company, except where the merger agreement provides that the surviving company’s share acquisition rights will be delivered.

(3)	The Bank’s General Meeting of Shareholders (or Board of Directors if approval of the General Meeting of Shareholders is not required) approves a proposal for a share exchange or share transfer in which the Bank is the wholly-owned subsidiary, except where the share exchange agreement or share transfer plan, as the case may be, provides that share acquisition rights of the company which becoming the wholly-owning parent company will be delivered.

9.       Restrictions on the transfer of share acquisition rights

Any acquisition of share acquisition rights by means of transfer shall be subject to approval of the Bank’s Board of Directors.

10.	Matters concerning increase in stated capital and legal capital surplus in the case of issuance of shares upon the exercise of share acquisition rights

In the case of issuance upon the exercise of share acquisition rights, the stated capital shall increase by the amount calculated by multiplying the maximum amount of increase in stated capital calculated pursuant to Article 17, paragraph (1) of the Regulations on Corporate Accounting by a factor of 0.5, with any fraction less than one (1) yen resulting from the calculation to be rounded up to the nearest whole yen. The legal capital surplus shall increase as a result of the exercise of share acquisition rights by that maximum amount of increase in stated capital minus the amount credited to the stated capital.

11.       Treatment of share acquisition rights in case of reorganization

In the event of the Bank’s merger (only if the Bank becomes extinct as a result of the merger), absorption- or incorporation-type company split, share exchange or share transfer (collectively, “Reorganization”), share acquisition rights of the relevant stock company out of those stock companies set forth in Article 236, paragraph (1), item (viii) (a) through (e) of the Companies Act (each, the “Reorganized Company”), as the case may be, shall be delivered to all Share Acquisition Right Holders (if any) who hold remaining share acquisition rights (if any) as of the effective date of the Reorganization (“Remaining Share Acquisition Rights”), subject to the following conditions. In such case, the Remaining Share Acquisition Rights shall be extinguished and share acquisition rights of the Reorganized Company shall be newly issued. However, this is subject to the merger agreement, absorption- or incorporation-type company split agreement, share exchange agreement or share transfer agreement, as the case may be, containing provisions to the effect that share acquisition rights of the Reorganized Company shall be issued subject to the following conditions:

(1)	Number of share acquisition rights of the Reorganized Company to be delivered

The same number as the number of Remaining Share Acquisition Rights held by the relevant Share Acquisition Right Holders shall be delivered.

(2)       Class and number of shares of the Reorganized Company subject to share acquisition rights

The class of shares subject to the share acquisition rights shall be shares of the Reorganized Company’s common stock. The number of shares to be Granted upon the exercise of the share acquisition rights shall be determined in line with section 2 above by taking into account the conditions of the Reorganization, among other things.

(3)       Value of assets to be contributed upon the exercise of share acquisition rights

The value of assets to be contributed upon the exercise of the share acquisition rights to be delivered shall be the amount calculated by multiplying the post-reorganization exercise price specified below by the number of shares subject to the share acquisition rights. The post-reorganization exercise price shall be one (1) yen per share of the Reorganized Company to be Granted upon the exercise of the share acquisition rights to be delivered.

(4)       Exercise period for share acquisition rights

The share acquisition rights shall be exercisable during the period beginning on the later of (i) the first day of the exercise period for share acquisition rights specified in section 6 above or (ii) the effective date of the Reorganization, and ending on the last day of the period specified in section 6 above.

(5)       Matters concerning the acquisition of share acquisition rights

To be determined in line with section 8 above.

(6)       Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by means of transfer shall be subject to approval of the Reorganized Company’s board of directors (or directors if the Reorganized Company is not a company with board of directors).

(7)	Matters concerning increase in stated capital and legal capital surplus resulting from issuance of shares upon the exercise of share acquisition rights

To be determined in line with section 10 above.

12.       Treatment of fractions

It the number of shares to be Granted to a Share Acquisition Right Holder include any fraction less than one (1) share, the fraction shall be discarded.

End

Exhibit 2-(5)-2 to the Share Transfer Plan

Details of Shizuoka Financial Group, Inc. Fifth Series of Share Acquisition Rights

1.       Name of share acquisition rights

Shizuoka Financial Group, Inc. Fifth Series of Share Acquisition Rights

2.       Class and number of shares subject to share acquisition rights

The class of shares subject to the share acquisition rights shall be shares of the Company’s common stock. The total number of shares of the Company’s common stock to be newly issued or instead be transferred upon the exercise of one share acquisition right (such issuance or transfer is hereinafter referred to as “Grant”) shall be 100 shares.

In the event of a stock split or consolidation of the Company’s common stock after the date of allotment of the share acquisition rights, the number of shares subject to the share acquisition rights shall be adjusted using the following formula. However, such adjustment shall be made only for the number of shares subject to the share acquisition rights that have not been exercised at that point in time, with any fraction less than one share resulting from such adjustment to be discarded.

Number of shares after adjustment = Number of shares before adjustment x share split or consolidation ratio

In the event of the Company’s merger or company split (collectively, “Merger”) or allotment of shares without contribution or any other event requiring an adjustment of the number of shares subject to the share acquisition rights, in each case after the date of allotment of the share acquisition rights, the Company may adjust the number of shares subject to the share acquisition rights to a reasonable extent by taking into account, among other things, the conditions of the Merger or allotment of shares without contribution, as the case may be.

3.       Amount to be paid in for share acquisition rights

No payment of money shall be required.

4.       Date of allocation of share acquisition rights

October 3, 2022

5.       Value of assets to be contributed upon the exercise of share acquisition rights

The value of assets to be contributed upon the exercise of the share acquisition rights shall be the amount calculated by setting the price per share to be Granted upon the exercise of the share acquisition rights at one (1) yen and by multiplying this amount by the number of shares subject to the share acquisition rights.

6.       Exercise period for share acquisition rights

The share acquisition rights shall be exercisable during the period from October 3, 2022 to July 22, 2036. However, if the last day of the exercise period falls upon the Company’s holiday, the preceding business day shall be the last day of the exercise period.

7.       Conditions for the exercise of share acquisition rights

(1)	A Share Acquisition Right Holder shall be entitled to exercise his/her share acquisition rights only if such rights are exercised at any time during the period beginning on the date immediately following the date on which he/she no longer holds the office of director of The Shizuoka Bank, Ltd. and ending on the date on which ten (10) days have elapsed since the start date of the period. However, even if a Share Acquisition Right Holder holds the office of director of The Shizuoka Bank, Ltd., he/she is entitled to exercise his/her share acquisition rights on and after the date on which the exercise period for the share acquisition rights allotted to him/her will expire in less than three hundred and sixty-five (365) days.

(2)	A Share Acquisition Right Holder shall not be entitled to exercise his/her share acquisition rights in any of the following events:

(i)	The Share Acquisition Right Holder voluntarily resigns from the office of director of The Shizuoka Bank, Ltd. within one (1) year from the date of allotment of the share acquisition rights.

(ii)	The Share Acquisition Right Holder is removed from the office of director of The Shizuoka Bank, Ltd. on any of the following grounds:

A.	A material violation of law, or activities breaching any of the Company’s or The Shizuoka Bank, Ltd.’s policies due to intent or gross negligence.

B.	Employment with, or appointment as an officer of, another company during his/her term of office as a director of The Shizuoka Bank, Ltd. without the consent of the Company’s and The Shizuoka Bank, Ltd.’s representatives.

C.	Divulgence of the Company’s or The Shizuoka Bank Ltd.’s important secrets, or provision or acceptance of gifts in large amounts in connection with his/her duties, or disgrace on the Company or The Shizuoka Bank, Ltd., or activities causing considerable loss to the Company or The Shizuoka Bank, Ltd.

(iii)	Article 331, paragraph (1), item (iii) or (iv) of the Companies Act applies to the Share Acquisition Right Holder.

(iv)	The Share Acquisition Right Holder breaches any provision of the Share Acquisition Rights Allotment Agreement executed between the Company and the Share Acquisition Right Holder, or the Company’s Board of Directors finds that the Share Acquisition Right Holder has committed activities that seriously undermine the trust relationship with the Company or The Shizuoka Bank, Ltd.

(v)	The Share Acquisition Right Holder offers to relinquish all or part of his/her share acquisition rights using the form prescribed by the Company.

(3)	When a Share Acquisition Right Holder exercises his/her share acquisition rights, he/she shall exercise all of the share acquisition rights held by him/her at one time and shall not be entitled to exercise only a fraction of one share acquisition right.

(4)	Exercise of rights by heirs

(i)	All persons who succeed by inheritance to a Share Acquisition Right Holder’s share acquisition rights (“Successors of Rights”) shall exercise their rights to the share acquisition rights jointly through a representative of the Successors of Rights. In such case, all Share Acquisition Rights held by the Successors of Rights shall be exercised together at one time, with none of the Successors of Rights being entitled to exercise only a fraction of one share acquisition right.

(ii)	The Successors of Rights shall be entitled to exercise the share acquisition rights inherited from the Share Acquisition Right Holder only during the period beginning on the date immediately following the date of death of the Share Acquisition Right Holder and ending on the date on which six (6) months have elapsed since the start date of the period.

(5)	All other conditions shall be subject to the provisions of the Share Acquisition Rights Allotment Agreement executed between the Company and each Share Acquisition Right Holder.

8.       Matters concerning the acquisition of share acquisition rights

In any of the following events, the share acquisition rights held by a Share Acquisition Right Holder may be acquired by the Company without compensation at any time during the exercise period for the share acquisition rights specified in section 6 above:

(1)	The Share Acquisition Right Holder is no longer entitled to exercise the share acquisition rights under the provisions of section 7 above.

(2)	The Company’s General Meeting of Shareholders (or Board of Directors if approval of the General Meeting of Shareholders is not required) approves a proposal for a merger in which the Company is the merged company, except where the merger agreement provides that the surviving company’s share acquisition rights will be delivered.

(3)	The Company’s General Meeting of Shareholders (or Board of Directors if approval of the General Meeting of Shareholders is not required) approves a proposal for a share exchange or share transfer in which the Company is the wholly-owned subsidiary, except where the share exchange agreement or share transfer plan, as the case may be, provides that share acquisition rights of the company which becoming the wholly-owning parent company will be delivered.

9.       Restrictions on the transfer of share acquisition rights

Any acquisition of share acquisition rights by means of transfer shall be subject to approval of the Company’s Board of Directors.

10.	Matters concerning increase in stated capital and legal capital surplus in the case of issuance of shares upon the exercise of share acquisition rights

In the case of issuance of shares upon the exercise of share acquisition rights, the stated capital will increase by the amount calculated by multiplying the maximum amount of increase in stated capital calculated pursuant to Article 17, paragraph (1) of the Regulations on Corporate Accounting by a factor of 0.5, with any fraction less than one (1) yen resulting from the calculation to be rounded up to the nearest whole yen. The legal capital surplus shall increase as a result of the exercise of share acquisition rights by that maximum amount of increase in stated capital minus the amount credited to the stated capital.

11.       Treatment of share acquisition rights in case of reorganization

In the event of the Company’s merger (only if the Company becomes extinct as a result of the merger), absorption- or incorporation-type company split, share exchange or share transfer (collectively, “Reorganization”), share acquisition rights of the relevant stock company out of those stock companies set forth in Article 236, paragraph (1), item (viii) (a) through (e) of the Companies Act (each, the “Reorganized Company”), as the case may be, shall be delivered to all Share Acquisition Right Holders (if any) who hold remaining share acquisition rights (if any) as of the effective date of the Reorganization (“Remaining Share Acquisition Rights”), subject to the following conditions. In such case, the Remaining Share Acquisition Rights shall be extinguished and share acquisition rights of the Reorganized Company shall be newly issued. However, this is subject to the merger agreement, absorption- or incorporation-type company split agreement, share exchange agreement or share transfer agreement, as the case may be, containing provisions to the effect that share acquisition rights of the Reorganized Company shall be issued subject to the following conditions:

(1)	Number of share acquisition rights of the Reorganized Company to be delivered

The same number as the number of Remaining Share Acquisition Rights held by the relevant Share Acquisition Right Holders shall be delivered.

(2)       Class and number of shares of the Reorganized Company subject to share acquisition rights

The class of shares subject to the share acquisition rights shall be shares of the Reorganized Company’s common stock. The number of shares to be Granted upon the exercise of the share acquisition rights shall be determined in line with section 2 above by taking into account the conditions of the Reorganization, among other things.

(3)       Value of assets to be contributed upon the exercise of share acquisition rights

The value of assets to be contributed upon the exercise of the share acquisition rights to be delivered shall be the amount calculated by multiplying the post-reorganization exercise price specified below by the number of shares subject to the share acquisition rights. The post-reorganization exercise price shall be one (1) yen per share of the Reorganized Company to be Granted upon the exercise of the share acquisition rights to be delivered.

(4)       Exercise period for share acquisition rights

The share acquisition rights shall be exercisable during the period beginning on the later of (i) the first day of the exercise period for share acquisition rights specified in section 6 above or (ii) the effective date of the Reorganization, and ending on the last day of the period specified in section 6 above.

(5)       Matters concerning the acquisition of share acquisition rights

To be determined in line with section 8 above.

(6)       Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by means of transfer shall be subject to approval of the Reorganized Company’s board of directors (or directors if the Reorganized Company is not a company with board of directors).

(7)	Matters concerning increase in stated capital and legal capital surplus resulting from issuance of shares upon the exercise of share acquisition rights

To be determined in line with section 10 above.

12.       Treatment of fractions

It the number of shares to be Granted to a Share Acquisition Right Holder include any fraction less than one (1) share, the fraction shall be discarded.

End

Exhibit 2-(6)-1 to the Share Transfer Plan

Details of The Shizuoka Bank, Ltd. Sixth Series of Share Acquisition Rights

1.       Name of share acquisition rights

The Shizuoka Bank, Ltd. Sixth Series of Share Acquisition Rights

2.       Class and number of shares subject to share acquisition rights

The class of shares subject to the share acquisition rights shall be shares of the Bank’s common stock. The total number of shares of the Bank’s common stock to be newly issued or instead be transferred upon the exercise of one share acquisition right (such issuance or transfer is hereinafter referred to as “Grant”) shall be 100 shares.

In the event of a stock split or consolidation of the Bank’s common stock after the date of allotment of the share acquisition rights, the number of shares subject to the share acquisition rights shall be adjusted using the following formula. However, such adjustment shall be made only for the number of shares subject to the share acquisition rights that have not been exercised at that point in time, with any fraction less than one share resulting from such adjustment to be discarded.

Number of shares after adjustment = Number of shares before adjustment x share split or consolidation ratio

In the event of the Bank’s merger or company split (collectively, “Merger”) or allotment of shares without contribution or any other event requiring an adjustment of the number of shares subject to the share acquisition rights, in each case after the date of allotment of the share acquisition rights, the Bank may adjust the number of shares subject to the share acquisition rights to a reasonable extent by taking into account, among other things, the conditions of the Merger or allotment of shares without contribution, as the case may be.

3.       Amount to be paid in for share acquisition rights

The amount to be paid in shall be the value of the share acquisition rights computed by the Black-Scholes model on the date of allotment of the share acquisition rights. Persons to whom share acquisition rights are allotted (“Share Acquisition Right Holders”) shall set off their claims for compensation payable by the Bank against their obligations to pay the amount to be paid in.

4.       Date of allocation of share acquisition rights

July 24, 2012

5.       Value of assets to be contributed upon the exercise of share acquisition rights

The value of assets to be contributed upon the exercise of the share acquisition rights shall be the amount calculated by setting the price per share to be Granted upon the exercise of the share acquisition rights at one (1) yen and by multiplying this amount by the number of shares subject to the share acquisition rights.

6.       Exercise period for share acquisition rights

The share acquisition rights shall be exercisable during the period from July 25, 2012 to July 24, 2037. However, if the last day of the exercise period falls upon the Bank’s holiday, the preceding business day shall be the last day of the exercise period.

7.       Conditions for the exercise of share acquisition rights

(1)	A Share Acquisition Right Holder shall be entitled to exercise his/her share acquisition rights only if such rights are exercised at any time during the period beginning on the date immediately following the date on which he/she no longer holds the office of director of the Bank and ending on the date on which ten (10) days have elapsed since the start date of the period. However, even if a Share Acquisition Right Holder holds the office of director, he/she is entitled to exercise his/her share acquisition rights on and after the date on which the exercise period for the share acquisition rights allotted to him/her will expire in less than three hundred and sixty-five (365) days.

(2)	A Share Acquisition Right Holder shall not be entitled to exercise his/her share acquisition rights in any of the following events:

(i)	The Share Acquisition Right Holder voluntarily resigns from the office of director within one (1) year from the date of allotment of the share acquisition rights.

(ii)	The Share Acquisition Right Holder is removed from the office of director of the Bank on any of the following grounds:

A.	A material violation of law, or activities breaching any of the Bank’s policies due to intent or gross negligence.

B.	Employment with, or appointment as an officer of, another company during his/her term of office as a director of the Bank, without the consent of the Bank’s representative.

C.	Divulgence of the Bank’s important secrets, or provision or acceptance of gifts in large amounts in connection with his/her duties, or disgrace on the Bank, or activities causing considerable loss to the Bank.

(iii)	Article 331, paragraph (1), item (iii) or (iv) of the Companies Act applies to the Share Acquisition Right Holder.

(iv)	The Share Acquisition Right Holder breaches any provision of the Share Acquisition Rights Allotment Agreement executed between the Bank and the Share Acquisition Right Holder, or the Bank’s Board of Directors finds that the Share Acquisition Right Holder has committed activities that seriously undermine the trust relationship with the Bank.

(v)	The Share Acquisition Right Holder offers to relinquish all or part of his/her share acquisition rights using the form prescribed by the Bank.

(3)	When a Share Acquisition Right Holder exercises his/her share acquisition rights, he/she shall exercise all of the share acquisition rights held by him/her at one time and shall not be entitled to exercise only a fraction of one share acquisition right.

(4)	All other conditions shall be subject to the provisions of the Share Acquisition Rights Allotment Agreement executed between the Bank and each Share Acquisition Right Holder.

8.       Matters concerning the acquisition of share acquisition rights

In any of the following events, the share acquisition rights held by a Share Acquisition Right Holder may be acquired by the Bank without compensation at any time during the exercise period for the share acquisition rights specified in section 6 above:

(1)	The Share Acquisition Right Holder is no longer entitled to exercise the share acquisition rights under the provisions of section 7 above.

(2)	The Bank’s General Meeting of Shareholders (or Board of Directors if approval of the General Meeting of Shareholders is not required) approves a proposal for a merger in which the Bank is the merged company, except where the merger agreement provides that the surviving company’s share acquisition rights will be delivered.

(3)	The Bank’s General Meeting of Shareholders (or Board of Directors if approval of the General Meeting of Shareholders is not required) approves a proposal for a share exchange or share transfer in which the Bank is the wholly-owned subsidiary, except where the share exchange agreement or share transfer plan, as the case may be, provides that share acquisition rights of the company which becoming the wholly-owning parent company will be delivered.

9.       Restrictions on the transfer of share acquisition rights

Any acquisition of share acquisition rights by means of transfer shall be subject to approval of the Bank’s Board of Directors.

10.	Matters concerning increase in stated capital and legal capital surplus in the case of issuance of shares upon the exercise of share acquisition rights

In the case of issuance upon the exercise of share acquisition rights, the stated capital shall increase by the amount calculated by multiplying the maximum amount of increase in stated capital calculated pursuant to Article 17, paragraph (1) of the Regulations on Corporate Accounting by a factor of 0.5, with any fraction less than one (1) yen resulting from the calculation to be rounded up to the nearest whole yen. The legal capital surplus shall increase as a result of the exercise of share acquisition rights by that maximum amount of increase in stated capital minus the amount credited to the stated capital.

11.       Treatment of share acquisition rights in case of reorganization

In the event of the Bank’s merger (only if the Bank becomes extinct as a result of the merger), absorption- or incorporation-type company split, share exchange or share transfer (collectively, “Reorganization”), share acquisition rights of the relevant stock company out of those stock companies set forth in Article 236, paragraph (1), item (viii) (a) through (e) of the Companies Act (each, the “Reorganized Company”), as the case may be, shall be delivered to all Share Acquisition Right Holders (if any) who hold remaining share acquisition rights (if any) as of the effective date of the Reorganization (“Remaining Share Acquisition Rights”), subject to the following conditions. In such case, the Remaining Share Acquisition Rights shall be extinguished and share acquisition rights of the Reorganized Company shall be newly issued. However, this is subject to the merger agreement, absorption- or incorporation-type company split agreement, share exchange agreement or share transfer agreement, as the case may be, containing provisions to the effect that share acquisition rights of the Reorganized Company shall be issued subject to the following conditions:

(1)	Number of share acquisition rights of the Reorganized Company to be delivered

The same number as the number of Remaining Share Acquisition Rights held by the relevant Share Acquisition Right Holders shall be delivered.

(2)       Class and number of shares of the Reorganized Company subject to share acquisition rights

The class of shares subject to the share acquisition rights shall be shares of the Reorganized Company’s common stock. The number of shares to be Granted upon the exercise of the share acquisition rights shall be determined in line with section 2 above by taking into account the conditions of the Reorganization, among other things.

(3)       Value of assets to be contributed upon the exercise of share acquisition rights

The value of assets to be contributed upon the exercise of the share acquisition rights to be delivered shall be the amount calculated by multiplying the post-reorganization exercise price specified below by the number of shares subject to the share acquisition rights. The post-reorganization exercise price shall be one (1) yen per share of the Reorganized Company to be Granted upon the exercise of the share acquisition rights to be delivered.

(4)       Exercise period for share acquisition rights

The share acquisition rights shall be exercisable during the period beginning on the later of (i) the first day of the exercise period for share acquisition rights specified in section 6 above or (ii) the effective date of the Reorganization, and ending on the last day of the period specified in section 6 above.

(5)       Matters concerning the acquisition of share acquisition rights

To be determined in line with section 8 above.

(6)       Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by means of transfer shall be subject to approval of the Reorganized Company’s board of directors (or directors if the Reorganized Company is not a company with board of directors).

(7)	Matters concerning increase in stated capital and legal capital surplus resulting from issuance of shares upon the exercise of share acquisition rights

To be determined in line with section 10 above.

12.       Treatment of fractions

It the number of shares to be Granted to a Share Acquisition Right Holder include any fraction less than one (1) share, the fraction shall be discarded.

End

Exhibit 2-(6)-2 to the Share Transfer Plan

Details of Shizuoka Financial Group, Inc. Sixth Series of Share Acquisition Rights

1.       Name of share acquisition rights

Shizuoka Financial Group, Inc. Sixth Series of Share Acquisition Rights

2.       Class and number of shares subject to share acquisition rights

The class of shares subject to the share acquisition rights shall be shares of the Company’s common stock. The total number of shares of the Company’s common stock to be newly issued or instead be transferred upon the exercise of one share acquisition right (such issuance or transfer is hereinafter referred to as “Grant”) shall be 100 shares.

In the event of a stock split or consolidation of the Company’s common stock after the date of allotment of the share acquisition rights, the number of shares subject to the share acquisition rights shall be adjusted using the following formula. However, such adjustment shall be made only for the number of shares subject to the share acquisition rights that have not been exercised at that point in time, with any fraction less than one share resulting from such adjustment to be discarded.

Number of shares after adjustment = Number of shares before adjustment x share split or consolidation ratio

In the event of the Company’s merger or company split (collectively, “Merger”) or allotment of shares without contribution or any other event requiring an adjustment of the number of shares subject to the share acquisition rights, in each case after the date of allotment of the share acquisition rights, the Company may adjust the number of shares subject to the share acquisition rights to a reasonable extent by taking into account, among other things, the conditions of the Merger or allotment of shares without contribution, as the case may be.

3.       Amount to be paid in for share acquisition rights

No payment of money shall be required.

4.       Date of allocation of share acquisition rights

October 3, 2022

5.       Value of assets to be contributed upon the exercise of share acquisition rights

The value of assets to be contributed upon the exercise of the share acquisition rights shall be the amount calculated by setting the price per share to be Granted upon the exercise of the share acquisition rights at one (1) yen and by multiplying this amount by the number of shares subject to the share acquisition rights.

6.       Exercise period for share acquisition rights

The share acquisition rights shall be exercisable during the period from October 3, 2022 to July 24, 2037. However, if the last day of the exercise period falls upon the Company’s holiday, the preceding business day shall be the last day of the exercise period.

7.       Conditions for the exercise of share acquisition rights

(1)	A Share Acquisition Right Holder shall be entitled to exercise his/her share acquisition rights only if such rights are exercised at any time during the period beginning on the date immediately following the date on which he/she no longer holds the office of director of The Shizuoka Bank, Ltd. and ending on the date on which ten (10) days have elapsed since the start date of the period. However, even if a Share Acquisition Right Holder holds the office of director of The Shizuoka Bank, Ltd., he/she is entitled to exercise his/her share acquisition rights on and after the date on which the exercise period for the share acquisition rights allotted to him/her will expire in less than three hundred and sixty-five (365) days.

(2)	A Share Acquisition Right Holder shall not be entitled to exercise his/her share acquisition rights in any of the following events:

(i)	The Share Acquisition Right Holder voluntarily resigns from the office of director of The Shizuoka Bank, Ltd. within one (1) year from the date of allotment of the share acquisition rights.

(ii)	The Share Acquisition Right Holder is removed from the office of director of The Shizuoka Bank, Ltd. on any of the following grounds:

A.	A material violation of law, or activities breaching any of the Company’s or The Shizuoka Bank, Ltd.’s policies due to intent or gross negligence.

B.	Employment with, or appointment as an officer of, another company during his/her term of office as a director of The Shizuoka Bank, Ltd. without the consent of the Company’s and The Shizuoka Bank, Ltd.’s representatives.

C.	Divulgence of the Company’s or The Shizuoka Bank Ltd.’s important secrets, or provision or acceptance of gifts in large amounts in connection with his/her duties, or disgrace on the Company or The Shizuoka Bank, Ltd., or activities causing considerable loss to the Company or The Shizuoka Bank, Ltd.

(iii)	Article 331, paragraph (1), item (iii) or (iv) of the Companies Act applies to the Share Acquisition Right Holder.

(iv)	The Share Acquisition Right Holder breaches any provision of the Share Acquisition Rights Allotment Agreement executed between the Company and the Share Acquisition Right Holder, or the Company’s Board of Directors finds that the Share Acquisition Right Holder has committed activities that seriously undermine the trust relationship with the Company or The Shizuoka Bank, Ltd.

(v)	The Share Acquisition Right Holder offers to relinquish all or part of his/her share acquisition rights using the form prescribed by the Company.

(3)	When a Share Acquisition Right Holder exercises his/her share acquisition rights, he/she shall exercise all of the share acquisition rights held by him/her at one time and shall not be entitled to exercise only a fraction of one share acquisition right.

(4)	Exercise of rights by heirs

(i)	All persons who succeed by inheritance to a Share Acquisition Right Holder’s share acquisition rights (“Successors of Rights”) shall exercise their rights to the share acquisition rights jointly through a representative of the Successors of Rights. In such case, all Share Acquisition Rights held by the Successors of Rights shall be exercised together at one time, with none of the Successors of Rights being entitled to exercise only a fraction of one share acquisition right.

(ii)	The Successors of Rights shall be entitled to exercise the share acquisition rights inherited from the Share Acquisition Right Holder only during the period beginning on the date immediately following the date of death of the Share Acquisition Right Holder and ending on the date on which six (6) months have elapsed since the start date of the period.

(5)	All other conditions shall be subject to the provisions of the Share Acquisition Rights Allotment Agreement executed between the Company and each Share Acquisition Right Holder.

8.       Matters concerning the acquisition of share acquisition rights

In any of the following events, the share acquisition rights held by a Share Acquisition Right Holder may be acquired by the Company without compensation at any time during the exercise period for the share acquisition rights specified in section 6 above:

(1)	The Share Acquisition Right Holder is no longer entitled to exercise the share acquisition rights under the provisions of section 7 above.

(2)	The Company’s General Meeting of Shareholders (or Board of Directors if approval of the General Meeting of Shareholders is not required) approves a proposal for a merger in which the Company is the merged company, except where the merger agreement provides that the surviving company’s share acquisition rights will be delivered.

(3)	The Company’s General Meeting of Shareholders (or Board of Directors if approval of the General Meeting of Shareholders is not required) approves a proposal for a share exchange or share transfer in which the Company is the wholly-owned subsidiary, except where the share exchange agreement or share transfer plan, as the case may be, provides that share acquisition rights of the company which becoming the wholly-owning parent company will be delivered.

9.       Restrictions on the transfer of share acquisition rights

Any acquisition of share acquisition rights by means of transfer shall be subject to approval of the Company’s Board of Directors.

10.	Matters concerning increase in stated capital and legal capital surplus in the case of issuance of shares upon the exercise of share acquisition rights

In the case of issuance of shares upon the exercise of share acquisition rights, the stated capital will increase by the amount calculated by multiplying the maximum amount of increase in stated capital calculated pursuant to Article 17, paragraph (1) of the Regulations on Corporate Accounting by a factor of 0.5, with any fraction less than one (1) yen resulting from the calculation to be rounded up to the nearest whole yen. The legal capital surplus shall increase as a result of the exercise of share acquisition rights by that maximum amount of increase in stated capital minus the amount credited to the stated capital.

11.       Treatment of share acquisition rights in case of reorganization

In the event of the Company’s merger (only if the Company becomes extinct as a result of the merger), absorption- or incorporation-type company split, share exchange or share transfer (collectively, “Reorganization”), share acquisition rights of the relevant stock company out of those stock companies set forth in Article 236, paragraph (1), item (viii) (a) through (e) of the Companies Act (each, the “Reorganized Company”), as the case may be, shall be delivered to all Share Acquisition Right Holders (if any) who hold remaining share acquisition rights (if any) as of the effective date of the Reorganization (“Remaining Share Acquisition Rights”), subject to the following conditions. In such case, the Remaining Share Acquisition Rights shall be extinguished and share acquisition rights of the Reorganized Company shall be newly issued. However, this is subject to the merger agreement, absorption- or incorporation-type company split agreement, share exchange agreement or share transfer agreement, as the case may be, containing provisions to the effect that share acquisition rights of the Reorganized Company shall be issued subject to the following conditions:

(1)	Number of share acquisition rights of the Reorganized Company to be delivered

The same number as the number of Remaining Share Acquisition Rights held by the relevant Share Acquisition Right Holders shall be delivered.

(2)       Class and number of shares of the Reorganized Company subject to share acquisition rights

The class of shares subject to the share acquisition rights shall be shares of the Reorganized Company’s common stock. The number of shares to be Granted upon the exercise of the share acquisition rights shall be determined in line with section 2 above by taking into account the conditions of the Reorganization, among other things.

(3)       Value of assets to be contributed upon the exercise of share acquisition rights

The value of assets to be contributed upon the exercise of the share acquisition rights to be delivered shall be the amount calculated by multiplying the post-reorganization exercise price specified below by the number of shares subject to the share acquisition rights. The post-reorganization exercise price shall be one (1) yen per share of the Reorganized Company to be Granted upon the exercise of the share acquisition rights to be delivered.

(4)       Exercise period for share acquisition rights

The share acquisition rights shall be exercisable during the period beginning on the later of (i) the first day of the exercise period for share acquisition rights specified in section 6 above or (ii) the effective date of the Reorganization, and ending on the last day of the period specified in section 6 above.

(5)       Matters concerning the acquisition of share acquisition rights

To be determined in line with section 8 above.

(6)       Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by means of transfer shall be subject to approval of the Reorganized Company’s board of directors (or directors if the Reorganized Company is not a company with board of directors).

(7)	Matters concerning increase in stated capital and legal capital surplus resulting from issuance of shares upon the exercise of share acquisition rights

To be determined in line with section 10 above.

12.       Treatment of fractions

It the number of shares to be Granted to a Share Acquisition Right Holder include any fraction less than one (1) share, the fraction shall be discarded.

End

Exhibit 2-(7)-1 to the Share Transfer Plan

Details of The Shizuoka Bank, Ltd. Seventh Series of Share Acquisition Rights

1.       Name of share acquisition rights

The Shizuoka Bank, Ltd. Seventh Series of Share Acquisition Rights

2.       Class and number of shares subject to share acquisition rights

The class of shares subject to the share acquisition rights shall be shares of the Bank’s common stock. The total number of shares of the Bank’s common stock to be newly issued or instead be transferred upon the exercise of one share acquisition right (such issuance or transfer is hereinafter referred to as “Grant”) shall be 100 shares.

In the event of a stock split or consolidation of the Bank’s common stock after the date of allotment of the share acquisition rights, the number of shares subject to the share acquisition rights shall be adjusted using the following formula. However, such adjustment shall be made only for the number of shares subject to the share acquisition rights that have not been exercised at that point in time, with any fraction less than one share resulting from such adjustment to be discarded.

Number of shares after adjustment = Number of shares before adjustment x share split or consolidation ratio

In the event of the Bank’s merger or company split (collectively, “Merger”) or allotment of shares without contribution or any other event requiring an adjustment of the number of shares subject to the share acquisition rights, in each case after the date of allotment of the share acquisition rights, the Bank may adjust the number of shares subject to the share acquisition rights to a reasonable extent by taking into account, among other things, the conditions of the Merger or allotment of shares without contribution, as the case may be.

3.       Amount to be paid in for share acquisition rights

The amount to be paid in shall be the value of the share acquisition rights computed by the Black-Scholes model on the date of allotment of the share acquisition rights. Persons to whom share acquisition rights are allotted (“Share Acquisition Right Holders”) shall set off their claims for compensation payable by the Bank against their obligations to pay the amount to be paid in.

4.       Date of allocation of share acquisition rights

July 23, 2013

5.       Value of assets to be contributed upon the exercise of share acquisition rights

The value of assets to be contributed upon the exercise of the share acquisition rights shall be the amount calculated by setting the price per share to be Granted upon the exercise of the share acquisition rights at one (1) yen and by multiplying this amount by the number of shares subject to the share acquisition rights.

6.       Exercise period for share acquisition rights

The share acquisition rights shall be exercisable during the period from July 24, 2013 to July 23, 2038. However, if the last day of the exercise period falls upon the Bank’s holiday, the preceding business day shall be the last day of the exercise period.

7.       Conditions for the exercise of share acquisition rights

(1)	A Share Acquisition Right Holder shall be entitled to exercise his/her share acquisition rights only if such rights are exercised at any time during the period beginning on the date immediately following the date on which he/she no longer holds the office of director of the Bank and ending on the date on which ten (10) days have elapsed since the start date of the period. However, even if a Share Acquisition Right Holder holds the office of director, he/she is entitled to exercise his/her share acquisition rights on and after the date on which the exercise period for the share acquisition rights allotted to him/her will expire in less than three hundred and sixty-five (365) days.

(2)	A Share Acquisition Right Holder shall not be entitled to exercise his/her share acquisition rights in any of the following events:

(i)	The Share Acquisition Right Holder voluntarily resigns from the office of director within one (1) year from the date of allotment of the share acquisition rights.

(ii)	The Share Acquisition Right Holder is removed from the office of director of the Bank on any of the following grounds:

A.	A material violation of law, or activities breaching any of the Bank’s policies due to intent or gross negligence.

B.	Employment with, or appointment as an officer of, another company during his/her term of office as a director of the Bank, without the consent of the Bank’s representative.

C.	Divulgence of the Bank’s important secrets, or provision or acceptance of gifts in large amounts in connection with his/her duties, or disgrace on the Bank, or activities causing considerable loss to the Bank.

(iii)	Article 331, paragraph (1), item (iii) or (iv) of the Companies Act applies to the Share Acquisition Right Holder.

(iv)	The Share Acquisition Right Holder breaches any provision of the Share Acquisition Rights Allotment Agreement executed between the Bank and the Share Acquisition Right Holder, or the Bank’s Board of Directors finds that the Share Acquisition Right Holder has committed activities that seriously undermine the trust relationship with the Bank.

(v)	The Share Acquisition Right Holder offers to relinquish all or part of his/her share acquisition rights using the form prescribed by the Bank.

(3)	When a Share Acquisition Right Holder exercises his/her share acquisition rights, he/she shall exercise all of the share acquisition rights held by him/her at one time and shall not be entitled to exercise only a fraction of one share acquisition right.

(4)	All other conditions shall be subject to the provisions of the Share Acquisition Rights Allotment Agreement executed between the Bank and each Share Acquisition Right Holder.

8.       Matters concerning the acquisition of share acquisition rights

In any of the following events, the share acquisition rights held by a Share Acquisition Right Holder may be acquired by the Bank without compensation at any time during the exercise period for the share acquisition rights specified in section 6 above:

(1)	The Share Acquisition Right Holder is no longer entitled to exercise the share acquisition rights under the provisions of section 7 above.

(2)	The Bank’s General Meeting of Shareholders (or Board of Directors if approval of the General Meeting of Shareholders is not required) approves a proposal for a merger in which the Bank is the merged company, except where the merger agreement provides that the surviving company’s share acquisition rights will be delivered.

(3)	The Bank’s General Meeting of Shareholders (or Board of Directors if approval of the General Meeting of Shareholders is not required) approves a proposal for a share exchange or share transfer in which the Bank is the wholly-owned subsidiary, except where the share exchange agreement or share transfer plan, as the case may be, provides that share acquisition rights of the company which becoming the wholly-owning parent company will be delivered.

9.       Restrictions on the transfer of share acquisition rights

Any acquisition of share acquisition rights by means of transfer shall be subject to approval of the Bank’s Board of Directors.

10.	Matters concerning increase in stated capital and legal capital surplus in the case of issuance of shares upon the exercise of share acquisition rights

In the case of issuance upon the exercise of share acquisition rights, the stated capital shall increase by the amount calculated by multiplying the maximum amount of increase in stated capital calculated pursuant to Article 17, paragraph (1) of the Regulations on Corporate Accounting by a factor of 0.5, with any fraction less than one (1) yen resulting from the calculation to be rounded up to the nearest whole yen. The legal capital surplus shall increase as a result of the exercise of share acquisition rights by that maximum amount of increase in stated capital minus the amount credited to the stated capital.

11.       Treatment of share acquisition rights in case of reorganization

In the event of the Bank’s merger (only if the Bank becomes extinct as a result of the merger), absorption- or incorporation-type company split, share exchange or share transfer (collectively, “Reorganization”), share acquisition rights of the relevant stock company out of those stock companies set forth in Article 236, paragraph (1), item (viii) (a) through (e) of the Companies Act (each, the “Reorganized Company”), as the case may be, shall be delivered to all Share Acquisition Right Holders (if any) who hold remaining share acquisition rights (if any) as of the effective date of the Reorganization (“Remaining Share Acquisition Rights”), subject to the following conditions. In such case, the Remaining Share Acquisition Rights shall be extinguished and share acquisition rights of the Reorganized Company shall be newly issued. However, this is subject to the merger agreement, absorption- or incorporation-type company split agreement, share exchange agreement or share transfer agreement, as the case may be, containing provisions to the effect that share acquisition rights of the Reorganized Company shall be issued subject to the following conditions:

(1)	Number of share acquisition rights of the Reorganized Company to be delivered

The same number as the number of Remaining Share Acquisition Rights held by the relevant Share Acquisition Right Holders shall be delivered.

(2)       Class and number of shares of the Reorganized Company subject to share acquisition rights

The class of shares subject to the share acquisition rights shall be shares of the Reorganized Company’s common stock. The number of shares to be Granted upon the exercise of the share acquisition rights shall be determined in line with section 2 above by taking into account the conditions of the Reorganization, among other things.

(3)       Value of assets to be contributed upon the exercise of share acquisition rights

The value of assets to be contributed upon the exercise of the share acquisition rights to be delivered shall be the amount calculated by multiplying the post-reorganization exercise price specified below by the number of shares subject to the share acquisition rights. The post-reorganization exercise price shall be one (1) yen per share of the Reorganized Company to be Granted upon the exercise of the share acquisition rights to be delivered.

(4)       Exercise period for share acquisition rights

The share acquisition rights shall be exercisable during the period beginning on the later of (i) the first day of the exercise period for share acquisition rights specified in section 6 above or (ii) the effective date of the Reorganization, and ending on the last day of the period specified in section 6 above.

(5)       Matters concerning the acquisition of share acquisition rights

To be determined in line with section 8 above.

(6)       Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by means of transfer shall be subject to approval of the Reorganized Company’s board of directors (or directors if the Reorganized Company is not a company with board of directors).

(7)	Matters concerning increase in stated capital and legal capital surplus resulting from issuance of shares upon the exercise of share acquisition rights

To be determined in line with section 10 above.

12.       Treatment of fractions

It the number of shares to be Granted to a Share Acquisition Right Holder include any fraction less than one (1) share, the fraction shall be discarded.

End

Exhibit 2-(7)-2 to the Share Transfer Plan

Details of Shizuoka Financial Group, Inc. Seventh Series of Share Acquisition Rights

1.       Name of share acquisition rights

Shizuoka Financial Group, Inc. Seventh Series of Share Acquisition Rights

2.       Class and number of shares subject to share acquisition rights

The class of shares subject to the share acquisition rights shall be shares of the Company’s common stock. The total number of shares of the Company’s common stock to be newly issued or instead be transferred upon the exercise of one share acquisition right (such issuance or transfer is hereinafter referred to as “Grant”) shall be 100 shares.

In the event of a stock split or consolidation of the Company’s common stock after the date of allotment of the share acquisition rights, the number of shares subject to the share acquisition rights shall be adjusted using the following formula. However, such adjustment shall be made only for the number of shares subject to the share acquisition rights that have not been exercised at that point in time, with any fraction less than one share resulting from such adjustment to be discarded.

Number of shares after adjustment = Number of shares before adjustment x share split or consolidation ratio

In the event of the Company’s merger or company split (collectively, “Merger”) or allotment of shares without contribution or any other event requiring an adjustment of the number of shares subject to the share acquisition rights, in each case after the date of allotment of the share acquisition rights, the Company may adjust the number of shares subject to the share acquisition rights to a reasonable extent by taking into account, among other things, the conditions of the Merger or allotment of shares without contribution, as the case may be.

3.       Amount to be paid in for share acquisition rights

No payment of money shall be required.

4.       Date of allocation of share acquisition rights

October 3, 2022

5.       Value of assets to be contributed upon the exercise of share acquisition rights

The value of assets to be contributed upon the exercise of the share acquisition rights shall be the amount calculated by setting the price per share to be Granted upon the exercise of the share acquisition rights at one (1) yen and by multiplying this amount by the number of shares subject to the share acquisition rights.

6.       Exercise period for share acquisition rights

The share acquisition rights shall be exercisable during the period from October 3, 2022 to July 23, 2038. However, if the last day of the exercise period falls upon the Company’s holiday, the preceding business day shall be the last day of the exercise period.

7.       Conditions for the exercise of share acquisition rights

(1)	A Share Acquisition Right Holder shall be entitled to exercise his/her share acquisition rights only if such rights are exercised at any time during the period beginning on the date immediately following the date on which he/she no longer holds the office of director of The Shizuoka Bank, Ltd. and ending on the date on which ten (10) days have elapsed since the start date of the period. However, even if a Share Acquisition Right Holder holds the office of director of The Shizuoka Bank, Ltd., he/she is entitled to exercise his/her share acquisition rights on and after the date on which the exercise period for the share acquisition rights allotted to him/her will expire in less than three hundred and sixty-five (365) days.

(2)	A Share Acquisition Right Holder shall not be entitled to exercise his/her share acquisition rights in any of the following events:

(i)	The Share Acquisition Right Holder voluntarily resigns from the office of director of The Shizuoka Bank, Ltd. within one (1) year from the date of allotment of the share acquisition rights.

(ii)	The Share Acquisition Right Holder is removed from the office of director of The Shizuoka Bank, Ltd. on any of the following grounds:

A.	A material violation of law, or activities breaching any of the Company’s or The Shizuoka Bank, Ltd.’s policies due to intent or gross negligence.

B.	Employment with, or appointment as an officer of, another company during his/her term of office as a director of The Shizuoka Bank, Ltd. without the consent of the Company’s and The Shizuoka Bank, Ltd.’s representatives.

C.	Divulgence of the Company’s or The Shizuoka Bank Ltd.’s important secrets, or provision or acceptance of gifts in large amounts in connection with his/her duties, or disgrace on the Company or The Shizuoka Bank, Ltd., or activities causing considerable loss to the Company or The Shizuoka Bank, Ltd.

(iii)	Article 331, paragraph (1), item (iii) or (iv) of the Companies Act applies to the Share Acquisition Right Holder.

(iv)	The Share Acquisition Right Holder breaches any provision of the Share Acquisition Rights Allotment Agreement executed between the Company and the Share Acquisition Right Holder, or the Company’s Board of Directors finds that the Share Acquisition Right Holder has committed activities that seriously undermine the trust relationship with the Company or The Shizuoka Bank, Ltd.

(v)	The Share Acquisition Right Holder offers to relinquish all or part of his/her share acquisition rights using the form prescribed by the Company.

(3)	When a Share Acquisition Right Holder exercises his/her share acquisition rights, he/she shall exercise all of the share acquisition rights held by him/her at one time and shall not be entitled to exercise only a fraction of one share acquisition right.

(4)	Exercise of rights by heirs

(i)	All persons who succeed by inheritance to a Share Acquisition Right Holder’s share acquisition rights (“Successors of Rights”) shall exercise their rights to the share acquisition rights jointly through a representative of the Successors of Rights. In such case, all Share Acquisition Rights held by the Successors of Rights shall be exercised together at one time, with none of the Successors of Rights being entitled to exercise only a fraction of one share acquisition right.

(ii)	The Successors of Rights shall be entitled to exercise the share acquisition rights inherited from the Share Acquisition Right Holder only during the period beginning on the date immediately following the date of death of the Share Acquisition Right Holder and ending on the date on which six (6) months have elapsed since the start date of the period.

(5)	All other conditions shall be subject to the provisions of the Share Acquisition Rights Allotment Agreement executed between the Company and each Share Acquisition Right Holder.

8.       Matters concerning the acquisition of share acquisition rights

In any of the following events, the share acquisition rights held by a Share Acquisition Right Holder may be acquired by the Company without compensation at any time during the exercise period for the share acquisition rights specified in section 6 above:

(1)	The Share Acquisition Right Holder is no longer entitled to exercise the share acquisition rights under the provisions of section 7 above.

(2)	The Company’s General Meeting of Shareholders (or Board of Directors if approval of the General Meeting of Shareholders is not required) approves a proposal for a merger in which the Company is the merged company, except where the merger agreement provides that the surviving company’s share acquisition rights will be delivered.

(3)	The Company’s General Meeting of Shareholders (or Board of Directors if approval of the General Meeting of Shareholders is not required) approves a proposal for a share exchange or share transfer in which the Company is the wholly-owned subsidiary, except where the share exchange agreement or share transfer plan, as the case may be, provides that share acquisition rights of the company which becoming the wholly-owning parent company will be delivered.

9.       Restrictions on the transfer of share acquisition rights

Any acquisition of share acquisition rights by means of transfer shall be subject to approval of the Company’s Board of Directors.

10.	Matters concerning increase in stated capital and legal capital surplus in the case of issuance of shares upon the exercise of share acquisition rights

In the case of issuance of shares upon the exercise of share acquisition rights, the stated capital will increase by the amount calculated by multiplying the maximum amount of increase in stated capital calculated pursuant to Article 17, paragraph (1) of the Regulations on Corporate Accounting by a factor of 0.5, with any fraction less than one (1) yen resulting from the calculation to be rounded up to the nearest whole yen. The legal capital surplus shall increase as a result of the exercise of share acquisition rights by that maximum amount of increase in stated capital minus the amount credited to the stated capital.

11.       Treatment of share acquisition rights in case of reorganization

In the event of the Company’s merger (only if the Company becomes extinct as a result of the merger), absorption- or incorporation-type company split, share exchange or share transfer (collectively, “Reorganization”), share acquisition rights of the relevant stock company out of those stock companies set forth in Article 236, paragraph (1), item (viii) (a) through (e) of the Companies Act (each, the “Reorganized Company”), as the case may be, shall be delivered to all Share Acquisition Right Holders (if any) who hold remaining share acquisition rights (if any) as of the effective date of the Reorganization (“Remaining Share Acquisition Rights”), subject to the following conditions. In such case, the Remaining Share Acquisition Rights shall be extinguished and share acquisition rights of the Reorganized Company shall be newly issued. However, this is subject to the merger agreement, absorption- or incorporation-type company split agreement, share exchange agreement or share transfer agreement, as the case may be, containing provisions to the effect that share acquisition rights of the Reorganized Company shall be issued subject to the following conditions:

(1)	Number of share acquisition rights of the Reorganized Company to be delivered

The same number as the number of Remaining Share Acquisition Rights held by the relevant Share Acquisition Right Holders shall be delivered.

(2)       Class and number of shares of the Reorganized Company subject to share acquisition rights

The class of shares subject to the share acquisition rights shall be shares of the Reorganized Company’s common stock. The number of shares to be Granted upon the exercise of the share acquisition rights shall be determined in line with section 2 above by taking into account the conditions of the Reorganization, among other things.

(3)       Value of assets to be contributed upon the exercise of share acquisition rights

The value of assets to be contributed upon the exercise of the share acquisition rights to be delivered shall be the amount calculated by multiplying the post-reorganization exercise price specified below by the number of shares subject to the share acquisition rights. The post-reorganization exercise price shall be one (1) yen per share of the Reorganized Company to be Granted upon the exercise of the share acquisition rights to be delivered.

(4)       Exercise period for share acquisition rights

The share acquisition rights shall be exercisable during the period beginning on the later of (i) the first day of the exercise period for share acquisition rights specified in section 6 above or (ii) the effective date of the Reorganization, and ending on the last day of the period specified in section 6 above.

(5)       Matters concerning the acquisition of share acquisition rights

To be determined in line with section 8 above.

(6)       Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by means of transfer shall be subject to approval of the Reorganized Company’s board of directors (or directors if the Reorganized Company is not a company with board of directors).

(7)	Matters concerning increase in stated capital and legal capital surplus resulting from issuance of shares upon the exercise of share acquisition rights

To be determined in line with section 10 above.

12.       Treatment of fractions

It the number of shares to be Granted to a Share Acquisition Right Holder include any fraction less than one (1) share, the fraction shall be discarded.

End

Exhibit 2-(8)-1 to the Share Transfer Plan

Details of The Shizuoka Bank, Ltd. Eighth Series of Share Acquisition Rights

1.       Name of share acquisition rights

The Shizuoka Bank, Ltd. Eighth Series of Share Acquisition Rights

2.       Class and number of shares subject to share acquisition rights

The class of shares subject to the share acquisition rights shall be shares of the Bank’s common stock. The total number of shares of the Bank’s common stock to be newly issued or instead be transferred upon the exercise of one share acquisition right (such issuance or transfer is hereinafter referred to as “Grant”) shall be 100 shares.

In the event of a stock split or consolidation of the Bank’s common stock after the date of allotment of the share acquisition rights, the number of shares subject to the share acquisition rights shall be adjusted using the following formula. However, such adjustment shall be made only for the number of shares subject to the share acquisition rights that have not been exercised at that point in time, with any fraction less than one share resulting from such adjustment to be discarded.

Number of shares after adjustment = Number of shares before adjustment x share split or consolidation ratio

In the event of the Bank’s merger or company split (collectively, “Merger”) or allotment of shares without contribution or any other event requiring an adjustment of the number of shares subject to the share acquisition rights, in each case after the date of allotment of the share acquisition rights, the Bank may adjust the number of shares subject to the share acquisition rights to a reasonable extent by taking into account, among other things, the conditions of the Merger or allotment of shares without contribution, as the case may be.

3.       Amount to be paid in for share acquisition rights

The amount to be paid in shall be the value of the share acquisition rights computed by the Black-Scholes model on the date of allotment of the share acquisition rights. Persons to whom share acquisition rights are allotted (“Share Acquisition Right Holders”) shall set off their claims for compensation payable by the Bank against their obligations to pay the amount to be paid in.

4.       Date of allocation of share acquisition rights

July 22, 2014

5.       Value of assets to be contributed upon the exercise of share acquisition rights

The value of assets to be contributed upon the exercise of the share acquisition rights shall be the amount calculated by setting the price per share to be Granted upon the exercise of the share acquisition rights at one (1) yen and by multiplying this amount by the number of shares subject to the share acquisition rights.

6.       Exercise period for share acquisition rights

The share acquisition rights shall be exercisable during the period from July 23, 2014 to July 22, 2039. However, if the last day of the exercise period falls upon the Bank’s holiday, the preceding business day shall be the last day of the exercise period.

7.       Conditions for the exercise of share acquisition rights

(1)	A Share Acquisition Right Holder shall be entitled to exercise his/her share acquisition rights only if such rights are exercised at any time during the period beginning on the date immediately following the date on which he/she no longer holds the office of director of the Bank and ending on the date on which ten (10) days have elapsed since the start date of the period. However, even if a Share Acquisition Right Holder holds the office of director, he/she is entitled to exercise his/her share acquisition rights on and after the date on which the exercise period for the share acquisition rights allotted to him/her will expire in less than three hundred and sixty-five (365) days.

(2)	A Share Acquisition Right Holder shall not be entitled to exercise his/her share acquisition rights in any of the following events:

(i)	The Share Acquisition Right Holder voluntarily resigns from the office of director within one (1) year from the date of allotment of the share acquisition rights.

(ii)	The Share Acquisition Right Holder is removed from the office of director of the Bank on any of the following grounds:

A.	A material violation of law, or activities breaching any of the Bank’s policies due to intent or gross negligence.

B.	Employment with, or appointment as an officer of, another company during his/her term of office as a director of the Bank, without the consent of the Bank’s representative.

C.	Divulgence of the Bank’s important secrets, or provision or acceptance of gifts in large amounts in connection with his/her duties, or disgrace on the Bank, or activities causing considerable loss to the Bank.

(iii)	Article 331, paragraph (1), item (iii) or (iv) of the Companies Act applies to the Share Acquisition Right Holder.

(iv)	The Share Acquisition Right Holder breaches any provision of the Share Acquisition Rights Allotment Agreement executed between the Bank and the Share Acquisition Right Holder, or the Bank’s Board of Directors finds that the Share Acquisition Right Holder has committed activities that seriously undermine the trust relationship with the Bank.

(v)	The Share Acquisition Right Holder offers to relinquish all or part of his/her share acquisition rights using the form prescribed by the Bank.

(3)	When a Share Acquisition Right Holder exercises his/her share acquisition rights, he/she shall exercise all of the share acquisition rights held by him/her at one time and shall not be entitled to exercise only a fraction of one share acquisition right.

(4)	All other conditions shall be subject to the provisions of the Share Acquisition Rights Allotment Agreement executed between the Bank and each Share Acquisition Right Holder.

8.       Matters concerning the acquisition of share acquisition rights

In any of the following events, the share acquisition rights held by a Share Acquisition Right Holder may be acquired by the Bank without compensation at any time during the exercise period for the share acquisition rights specified in section 6 above:

(1)	The Share Acquisition Right Holder is no longer entitled to exercise the share acquisition rights under the provisions of section 7 above.

(2)	The Bank’s General Meeting of Shareholders (or Board of Directors if approval of the General Meeting of Shareholders is not required) approves a proposal for a merger in which the Bank is the merged company, except where the merger agreement provides that the surviving company’s share acquisition rights will be delivered.

(3)	The Bank’s General Meeting of Shareholders (or Board of Directors if approval of the General Meeting of Shareholders is not required) approves a proposal for a share exchange or share transfer in which the Bank is the wholly-owned subsidiary, except where the share exchange agreement or share transfer plan, as the case may be, provides that share acquisition rights of the company which becoming the wholly-owning parent company will be delivered.

9.       Restrictions on the transfer of share acquisition rights

Any acquisition of share acquisition rights by means of transfer shall be subject to approval of the Bank’s Board of Directors.

10.	Matters concerning increase in stated capital and legal capital surplus in the case of issuance of shares upon the exercise of share acquisition rights

In the case of issuance upon the exercise of share acquisition rights, the stated capital shall increase by the amount calculated by multiplying the maximum amount of increase in stated capital calculated pursuant to Article 17, paragraph (1) of the Regulations on Corporate Accounting by a factor of 0.5, with any fraction less than one (1) yen resulting from the calculation to be rounded up to the nearest whole yen. The legal capital surplus shall increase as a result of the exercise of share acquisition rights by that maximum amount of increase in stated capital minus the amount credited to the stated capital.

11.       Treatment of share acquisition rights in case of reorganization

In the event of the Bank’s merger (only if the Bank becomes extinct as a result of the merger), absorption- or incorporation-type company split, share exchange or share transfer (collectively, “Reorganization”), share acquisition rights of the relevant stock company out of those stock companies set forth in Article 236, paragraph (1), item (viii) (a) through (e) of the Companies Act (each, the “Reorganized Company”), as the case may be, shall be delivered to all Share Acquisition Right Holders (if any) who hold remaining share acquisition rights (if any) as of the effective date of the Reorganization (“Remaining Share Acquisition Rights”), subject to the following conditions. In such case, the Remaining Share Acquisition Rights shall be extinguished and share acquisition rights of the Reorganized Company shall be newly issued. However, this is subject to the merger agreement, absorption- or incorporation-type company split agreement, share exchange agreement or share transfer agreement, as the case may be, containing provisions to the effect that share acquisition rights of the Reorganized Company shall be issued subject to the following conditions:

(1)	Number of share acquisition rights of the Reorganized Company to be delivered

The same number as the number of Remaining Share Acquisition Rights held by the relevant Share Acquisition Right Holders shall be delivered.

(2)       Class and number of shares of the Reorganized Company subject to share acquisition rights

The class of shares subject to the share acquisition rights shall be shares of the Reorganized Company’s common stock. The number of shares to be Granted upon the exercise of the share acquisition rights shall be determined in line with section 2 above by taking into account the conditions of the Reorganization, among other things.

(3)       Value of assets to be contributed upon the exercise of share acquisition rights

The value of assets to be contributed upon the exercise of the share acquisition rights to be delivered shall be the amount calculated by multiplying the post-reorganization exercise price specified below by the number of shares subject to the share acquisition rights. The post-reorganization exercise price shall be one (1) yen per share of the Reorganized Company to be Granted upon the exercise of the share acquisition rights to be delivered.

(4)       Exercise period for share acquisition rights

The share acquisition rights shall be exercisable during the period beginning on the later of (i) the first day of the exercise period for share acquisition rights specified in section 6 above or (ii) the effective date of the Reorganization, and ending on the last day of the period specified in section 6 above.

(5)       Matters concerning the acquisition of share acquisition rights

To be determined in line with section 8 above.

(6)       Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by means of transfer shall be subject to approval of the Reorganized Company’s board of directors (or directors if the Reorganized Company is not a company with board of directors).

(7)	Matters concerning increase in stated capital and legal capital surplus resulting from issuance of shares upon the exercise of share acquisition rights

To be determined in line with section 10 above.

12.       Treatment of fractions

It the number of shares to be Granted to a Share Acquisition Right Holder include any fraction less than one (1) share, the fraction shall be discarded.

End

Exhibit 2-(8)-2 to the Share Transfer Plan

Details of Shizuoka Financial Group, Inc. Eighth Series of Share Acquisition Rights

1.       Name of share acquisition rights

Shizuoka Financial Group, Inc. Eighth Series of Share Acquisition Rights

2.       Class and number of shares subject to share acquisition rights

The class of shares subject to the share acquisition rights shall be shares of the Company’s common stock. The total number of shares of the Company’s common stock to be newly issued or instead be transferred upon the exercise of one share acquisition right (such issuance or transfer is hereinafter referred to as “Grant”) shall be 100 shares.

In the event of a stock split or consolidation of the Company’s common stock after the date of allotment of the share acquisition rights, the number of shares subject to the share acquisition rights shall be adjusted using the following formula. However, such adjustment shall be made only for the number of shares subject to the share acquisition rights that have not been exercised at that point in time, with any fraction less than one share resulting from such adjustment to be discarded.

Number of shares after adjustment = Number of shares before adjustment x share split or consolidation ratio

In the event of the Company’s merger or company split (collectively, “Merger”) or allotment of shares without contribution or any other event requiring an adjustment of the number of shares subject to the share acquisition rights, in each case after the date of allotment of the share acquisition rights, the Company may adjust the number of shares subject to the share acquisition rights to a reasonable extent by taking into account, among other things, the conditions of the Merger or allotment of shares without contribution, as the case may be.

3.       Amount to be paid in for share acquisition rights

No payment of money shall be required.

4.       Date of allocation of share acquisition rights

October 3, 2022

5.       Value of assets to be contributed upon the exercise of share acquisition rights

The value of assets to be contributed upon the exercise of the share acquisition rights shall be the amount calculated by setting the price per share to be Granted upon the exercise of the share acquisition rights at one (1) yen and by multiplying this amount by the number of shares subject to the share acquisition rights.

6.       Exercise period for share acquisition rights

The share acquisition rights shall be exercisable during the period from October 3, 2022 to July 22, 2039. However, if the last day of the exercise period falls upon the Company’s holiday, the preceding business day shall be the last day of the exercise period.

7.       Conditions for the exercise of share acquisition rights

(1)	A Share Acquisition Right Holder shall be entitled to exercise his/her share acquisition rights only if such rights are exercised at any time during the period beginning on the date immediately following the date on which he/she no longer holds the office of director of The Shizuoka Bank, Ltd. and ending on the date on which ten (10) days have elapsed since the start date of the period. However, even if a Share Acquisition Right Holder holds the office of director of The Shizuoka Bank, Ltd., he/she is entitled to exercise his/her share acquisition rights on and after the date on which the exercise period for the share acquisition rights allotted to him/her will expire in less than three hundred and sixty-five (365) days.

(2)	A Share Acquisition Right Holder shall not be entitled to exercise his/her share acquisition rights in any of the following events:

(i)	The Share Acquisition Right Holder voluntarily resigns from the office of director of The Shizuoka Bank, Ltd. within one (1) year from the date of allotment of the share acquisition rights.

(ii)	The Share Acquisition Right Holder is removed from the office of director of The Shizuoka Bank, Ltd. on any of the following grounds:

A.	A material violation of law, or activities breaching any of the Company’s or The Shizuoka Bank, Ltd.’s policies due to intent or gross negligence.

B.	Employment with, or appointment as an officer of, another company during his/her term of office as a director of The Shizuoka Bank, Ltd. without the consent of the Company’s and The Shizuoka Bank, Ltd.’s representatives.

C.	Divulgence of the Company’s or The Shizuoka Bank Ltd.’s important secrets, or provision or acceptance of gifts in large amounts in connection with his/her duties, or disgrace on the Company or The Shizuoka Bank, Ltd., or activities causing considerable loss to the Company or The Shizuoka Bank, Ltd.

(iii)	Article 331, paragraph (1), item (iii) or (iv) of the Companies Act applies to the Share Acquisition Right Holder.

(iv)	The Share Acquisition Right Holder breaches any provision of the Share Acquisition Rights Allotment Agreement executed between the Company and the Share Acquisition Right Holder, or the Company’s Board of Directors finds that the Share Acquisition Right Holder has committed activities that seriously undermine the trust relationship with the Company or The Shizuoka Bank, Ltd.

(v)	The Share Acquisition Right Holder offers to relinquish all or part of his/her share acquisition rights using the form prescribed by the Company.

(3)	When a Share Acquisition Right Holder exercises his/her share acquisition rights, he/she shall exercise all of the share acquisition rights held by him/her at one time and shall not be entitled to exercise only a fraction of one share acquisition right.

(4)	Exercise of rights by heirs

(i)	All persons who succeed by inheritance to a Share Acquisition Right Holder’s share acquisition rights (“Successors of Rights”) shall exercise their rights to the share acquisition rights jointly through a representative of the Successors of Rights. In such case, all Share Acquisition Rights held by the Successors of Rights shall be exercised together at one time, with none of the Successors of Rights being entitled to exercise only a fraction of one share acquisition right.

(ii)	The Successors of Rights shall be entitled to exercise the share acquisition rights inherited from the Share Acquisition Right Holder only during the period beginning on the date immediately following the date of death of the Share Acquisition Right Holder and ending on the date on which six (6) months have elapsed since the start date of the period.

(5)	All other conditions shall be subject to the provisions of the Share Acquisition Rights Allotment Agreement executed between the Company and each Share Acquisition Right Holder.

8.       Matters concerning the acquisition of share acquisition rights

In any of the following events, the share acquisition rights held by a Share Acquisition Right Holder may be acquired by the Company without compensation at any time during the exercise period for the share acquisition rights specified in section 6 above:

(1)	The Share Acquisition Right Holder is no longer entitled to exercise the share acquisition rights under the provisions of section 7 above.

(2)	The Company’s General Meeting of Shareholders (or Board of Directors if approval of the General Meeting of Shareholders is not required) approves a proposal for a merger in which the Company is the merged company, except where the merger agreement provides that the surviving company’s share acquisition rights will be delivered.

(3)	The Company’s General Meeting of Shareholders (or Board of Directors if approval of the General Meeting of Shareholders is not required) approves a proposal for a share exchange or share transfer in which the Company is the wholly-owned subsidiary, except where the share exchange agreement or share transfer plan, as the case may be, provides that share acquisition rights of the company which becoming the wholly-owning parent company will be delivered.

9.       Restrictions on the transfer of share acquisition rights

Any acquisition of share acquisition rights by means of transfer shall be subject to approval of the Company’s Board of Directors.

10.	Matters concerning increase in stated capital and legal capital surplus in the case of issuance of shares upon the exercise of share acquisition rights

In the case of issuance of shares upon the exercise of share acquisition rights, the stated capital will increase by the amount calculated by multiplying the maximum amount of increase in stated capital calculated pursuant to Article 17, paragraph (1) of the Regulations on Corporate Accounting by a factor of 0.5, with any fraction less than one (1) yen resulting from the calculation to be rounded up to the nearest whole yen. The legal capital surplus shall increase as a result of the exercise of share acquisition rights by that maximum amount of increase in stated capital minus the amount credited to the stated capital.

11.       Treatment of share acquisition rights in case of reorganization

In the event of the Company’s merger (only if the Company becomes extinct as a result of the merger), absorption- or incorporation-type company split, share exchange or share transfer (collectively, “Reorganization”), share acquisition rights of the relevant stock company out of those stock companies set forth in Article 236, paragraph (1), item (viii) (a) through (e) of the Companies Act (each, the “Reorganized Company”), as the case may be, shall be delivered to all Share Acquisition Right Holders (if any) who hold remaining share acquisition rights (if any) as of the effective date of the Reorganization (“Remaining Share Acquisition Rights”), subject to the following conditions. In such case, the Remaining Share Acquisition Rights shall be extinguished and share acquisition rights of the Reorganized Company shall be newly issued. However, this is subject to the merger agreement, absorption- or incorporation-type company split agreement, share exchange agreement or share transfer agreement, as the case may be, containing provisions to the effect that share acquisition rights of the Reorganized Company shall be issued subject to the following conditions:

(1)	Number of share acquisition rights of the Reorganized Company to be delivered

The same number as the number of Remaining Share Acquisition Rights held by the relevant Share Acquisition Right Holders shall be delivered.

(2)       Class and number of shares of the Reorganized Company subject to share acquisition rights

The class of shares subject to the share acquisition rights shall be shares of the Reorganized Company’s common stock. The number of shares to be Granted upon the exercise of the share acquisition rights shall be determined in line with section 2 above by taking into account the conditions of the Reorganization, among other things.

(3)       Value of assets to be contributed upon the exercise of share acquisition rights

The value of assets to be contributed upon the exercise of the share acquisition rights to be delivered shall be the amount calculated by multiplying the post-reorganization exercise price specified below by the number of shares subject to the share acquisition rights. The post-reorganization exercise price shall be one (1) yen per share of the Reorganized Company to be Granted upon the exercise of the share acquisition rights to be delivered.

(4)       Exercise period for share acquisition rights

The share acquisition rights shall be exercisable during the period beginning on the later of (i) the first day of the exercise period for share acquisition rights specified in section 6 above or (ii) the effective date of the Reorganization, and ending on the last day of the period specified in section 6 above.

(5)       Matters concerning the acquisition of share acquisition rights

To be determined in line with section 8 above.

(6)       Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by means of transfer shall be subject to approval of the Reorganized Company’s board of directors (or directors if the Reorganized Company is not a company with board of directors).

(7)	Matters concerning increase in stated capital and legal capital surplus resulting from issuance of shares upon the exercise of share acquisition rights

To be determined in line with section 10 above.

12.       Treatment of fractions

It the number of shares to be Granted to a Share Acquisition Right Holder include any fraction less than one (1) share, the fraction shall be discarded.

End

Exhibit 2-(9)-1 to the Share Transfer Plan

Details of The Shizuoka Bank, Ltd. Ninth Series of Share Acquisition Rights

1.       Name of share acquisition rights

The Shizuoka Bank, Ltd. Ninth Series of Share Acquisition Rights

2.       Class and number of shares subject to share acquisition rights

The class of shares subject to the share acquisition rights shall be shares of the Bank’s common stock. The total number of shares of the Bank’s common stock to be newly issued or instead be transferred upon the exercise of one share acquisition right (such issuance or transfer is hereinafter referred to as “Grant”) shall be 100 shares.

In the event of a stock split or consolidation of the Bank’s common stock after the date of allotment of the share acquisition rights, the number of shares subject to the share acquisition rights shall be adjusted using the following formula. However, such adjustment shall be made only for the number of shares subject to the share acquisition rights that have not been exercised at that point in time, with any fraction less than one share resulting from such adjustment to be discarded.

Number of shares after adjustment = Number of shares before adjustment x share split or consolidation ratio

In the event of the Bank’s merger or company split (collectively, “Merger”) or allotment of shares without contribution or any other event requiring an adjustment of the number of shares subject to the share acquisition rights, in each case after the date of allotment of the share acquisition rights, the Bank may adjust the number of shares subject to the share acquisition rights to a reasonable extent by taking into account, among other things, the conditions of the Merger or allotment of shares without contribution, as the case may be.

3.       Amount to be paid in for share acquisition rights

The amount to be paid in shall be the value of the share acquisition rights computed by the Black-Scholes model on the date of allotment of the share acquisition rights. Persons to whom share acquisition rights are allotted (“Share Acquisition Right Holders”) shall set off their claims for compensation payable by the Bank against their obligations to pay the amount to be paid in.

4.       Date of allocation of share acquisition rights

July 21, 2015

5.       Value of assets to be contributed upon the exercise of share acquisition rights

The value of assets to be contributed upon the exercise of the share acquisition rights shall be the amount calculated by setting the price per share to be Granted upon the exercise of the share acquisition rights at one (1) yen and by multiplying this amount by the number of shares subject to the share acquisition rights.

6.       Exercise period for share acquisition rights

The share acquisition rights shall be exercisable during the period from July 22, 2015 to July 21, 2040. However, if the last day of the exercise period falls upon the Bank’s holiday, the preceding business day shall be the last day of the exercise period.

7.       Conditions for the exercise of share acquisition rights

(1)	A Share Acquisition Right Holder shall be entitled to exercise his/her share acquisition rights only if such rights are exercised at any time during the period beginning on the date immediately following the date on which he/she no longer holds the office of director of the Bank and ending on the date on which ten (10) days have elapsed since the start date of the period. However, even if a Share Acquisition Right Holder holds the office of director, he/she is entitled to exercise his/her share acquisition rights on and after the date on which the exercise period for the share acquisition rights allotted to him/her will expire in less than three hundred and sixty-five (365) days.

(2)	A Share Acquisition Right Holder shall not be entitled to exercise his/her share acquisition rights in any of the following events:

(i)	The Share Acquisition Right Holder voluntarily resigns from the office of director within one (1) year from the date of allotment of the share acquisition rights.

(ii)	The Share Acquisition Right Holder is removed from the office of director of the Bank on any of the following grounds:

A.	A material violation of law, or activities breaching any of the Bank’s policies due to intent or gross negligence.

B.	Employment with, or appointment as an officer of, another company during his/her term of office as a director of the Bank, without the consent of the Bank’s representative.

C.	Divulgence of the Bank’s important secrets, or provision or acceptance of gifts in large amounts in connection with his/her duties, or disgrace on the Bank, or activities causing considerable loss to the Bank.

(iii)	Article 331, paragraph (1), item (iii) or (iv) of the Companies Act applies to the Share Acquisition Right Holder.

(iv)	The Bank’s Board of Directors finds that the Share Acquisition Right Holder has committed activities that seriously undermine the trust relationship with the Bank.

(v)	The Share Acquisition Right Holder offers to relinquish all or part of his/her share acquisition rights using the form prescribed by the Bank.

(3)	When a Share Acquisition Right Holder exercises his/her share acquisition rights, he/she shall exercise all of the share acquisition rights held by him/her at one time and shall not be entitled to exercise only a fraction of one share acquisition right.

(4)	Exercise of rights by heirs

(i)	All persons who succeed by inheritance to a Share Acquisition Right Holder’s share acquisition rights (“Successors of Rights”) shall exercise their rights to the share acquisition rights jointly through a representative of the Successors of Rights. In such case, all Share Acquisition Rights held by the Successors of Rights shall be exercised together at one time, with none of the Successors of Rights being entitled to exercise only a fraction of one share acquisition right.

(ii)	The Successors of Rights shall be entitled to exercise the share acquisition rights inherited from the Share Acquisition Right Holder only during the period beginning on the date immediately following the date of death of the Share Acquisition Right Holder and ending on the date on which six (6) months have elapsed since the start date of the period.

8.	Matters concerning the acquisition of share acquisition rights

In any of the following events, the share acquisition rights held by a Share Acquisition Right Holder may be acquired by the Bank without compensation at any time during the exercise period for the share acquisition rights specified in section 6 above:

(1)	The Share Acquisition Right Holder is no longer entitled to exercise the share acquisition rights under the provisions of section 7 above.

(2)	The Bank’s General Meeting of Shareholders (or Board of Directors if approval of the General Meeting of Shareholders is not required) approves a proposal for a merger in which the Bank is the merged company, except where the merger agreement provides that the surviving company’s share acquisition rights will be delivered.

(3)	The Bank’s General Meeting of Shareholders (or Board of Directors if approval of the General Meeting of Shareholders is not required) approves a proposal for a share exchange or share transfer in which the Bank is the wholly-owned subsidiary, except where the share exchange agreement or share transfer plan, as the case may be, provides that share acquisition rights of the company which becoming the wholly-owning parent company will be delivered.

9.       Restrictions on the transfer of share acquisition rights

Any acquisition of share acquisition rights by means of transfer shall be subject to approval of the Bank’s Board of Directors.

10.	Matters concerning increase in stated capital and legal capital surplus in the case of issuance of shares upon the exercise of share acquisition rights

In the case of issuance of shares upon the exercise of share acquisition rights, the stated capital will increase by the amount calculated by multiplying the maximum amount of increase in stated capital calculated pursuant to Article 17, paragraph (1) of the Regulations on Corporate Accounting by a factor of 0.5, with any fraction less than one (1) yen resulting from the calculation to be rounded up to the nearest whole yen. The legal capital surplus shall increase as a result of the exercise of share acquisition rights by that maximum amount of increase in stated capital minus the amount credited to the stated capital.

11.       Treatment of share acquisition rights in case of a reorganization

In the event of the Bank’s merger (only if the Bank becomes extinct as a result of the merger), absorption- or incorporation-type company split, share exchange or share transfer (each, a “Reorganization”), share acquisition rights of the relevant stock company out of those stock companies set forth in Article 236, paragraph (1), item (viii) (a) through (e) of the Companies Act (each, the “Reorganized Company”), as the case may be, shall be delivered to all Share Acquisition Right Holders (if any) who hold remaining share acquisition rights (if any) as of the effective date of the Reorganization (“Remaining Share Acquisition Rights”), subject to the following conditions. In such case, the Remaining Share Acquisition Rights shall be extinguished and share acquisition rights of the Reorganized Company shall be newly issued. However, this is subject to the merger agreement, absorption- or incorporation-type company split agreement, share exchange agreement or share transfer agreement, as the case may be, containing provisions to the effect that share acquisition rights of the Reorganized Company shall be issued subject to the following conditions:

(1)	Number of share acquisition rights of the Reorganized Company to be delivered

The same number as the number of Remaining Share Acquisition Rights held by the relevant Share Acquisition Right Holders shall be delivered.

(2)       Class and number of shares of the Reorganized Company subject to share acquisition rights

The class of shares subject to the share acquisition rights shall be shares of the Reorganized Company’s common stock. The number of shares to be Granted upon the exercise of the share acquisition rights shall be determined in line with section 2 above by taking into account the conditions of the Reorganization, among other things.

(3)       Value of assets to be contributed upon the exercise of share acquisition rights

The value of assets to be contributed upon the exercise of the share acquisition rights to be delivered shall be the amount calculated by multiplying the post-reorganization exercise price specified below by the number of shares subject to the share acquisition rights. The post-reorganization exercise price shall be one (1) yen per share of the Reorganized Company to be Granted upon the exercise of the share acquisition rights to be delivered.

(4)       Exercise period for share acquisition rights

The share acquisition rights shall be exercisable during the period beginning on the later of (i) the first day of the exercise period for share acquisition rights specified in section 6 above or (ii) the effective date of the Reorganization, and ending on the last day of the period specified in section 6 above.

(5)       Matters concerning the acquisition of share acquisition rights

To be determined in line with section 8 above.

(6)       Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by means of transfer shall be subject to approval of the Reorganized Company’s board of directors (or directors if the Reorganized Company is not a company with board of directors).

(7)	Matters concerning increase in stated capital and legal capital surplus resulting from issuance of shares upon the exercise of share acquisition rights

To be determined in line with section 10 above.

12.       Treatment of fractions

It the number of shares to be Granted to a Share Acquisition Right Holder include any fraction less than one (1) share, the fraction shall be discarded.

End

Exhibit 2-(9)-2 to the Share Transfer Plan

Details of Shizuoka Financial Group, Inc. Ninth Series of Share Acquisition Rights

1.       Name of share acquisition rights

Shizuoka Financial Group, Inc. Ninth Series of Share Acquisition Rights

2.       Class and number of shares subject to share acquisition rights

The class of shares subject to the share acquisition rights shall be shares of the Company’s common stock. The total number of shares of the Company’s common stock to be newly issued or instead be transferred upon the exercise of one share acquisition right (such issuance or transfer is hereinafter referred to as “Grant”) shall be 100 shares.

In the event of a stock split or consolidation of the Company’s common stock after the date of allotment of the share acquisition rights, the number of shares subject to the share acquisition rights shall be adjusted using the following formula. However, such adjustment shall be made only for the number of shares subject to the share acquisition rights that have not been exercised at that point in time, with any fraction less than one share resulting from such adjustment to be discarded.

Number of shares after adjustment = Number of shares before adjustment x share split or consolidation ratio

In the event of the Company’s merger or company split (collectively, “Merger”) or allotment of shares without contribution or any other event requiring an adjustment of the number of shares subject to the share acquisition rights, in each case after the date of allotment of the share acquisition rights, the Company may adjust the number of shares subject to the share acquisition rights to a reasonable extent by taking into account, among other things, the conditions of the Merger or allotment of shares without contribution, as the case may be.

3.       Amount to be paid in for share acquisition rights

No payment of money shall be required.

4.       Date of allocation of share acquisition rights

October 3, 2022

5.       Value of assets to be contributed upon the exercise of share acquisition rights

The value of assets to be contributed upon the exercise of the share acquisition rights shall be the amount calculated by setting the price per share to be Granted upon the exercise of the share acquisition rights at one (1) yen and by multiplying this amount by the number of shares subject to the share acquisition rights.

6.       Exercise period for share acquisition rights

The share acquisition rights shall be exercisable during the period from October 3, 2022 to July 21, 2040. However, if the last day of the exercise period falls upon the Company’s holiday, the preceding business day shall be the last day of the exercise period.

7.       Conditions for the exercise of share acquisition rights

(1)	A Share Acquisition Right Holder shall be entitled to exercise his/her share acquisition rights only if such rights are exercised at any time during the period beginning on the date immediately following the date on which he/she no longer holds the office of director of The Shizuoka Bank, Ltd. and ending on the date on which ten (10) days have elapsed since the start date of the period. However, even if a Share Acquisition Right Holder holds the office of director of The Shizuoka Bank, Ltd., he/she is entitled to exercise his/her share acquisition rights on and after the date on which the exercise period for the share acquisition rights allotted to him/her will expire in less than three hundred and sixty-five (365) days.

(2)	A Share Acquisition Right Holder shall not be entitled to exercise his/her share acquisition rights in any of the following events:

(i)	The Share Acquisition Right Holder voluntarily resigns from the office of director of The Shizuoka Bank, Ltd. within one (1) year from the date of allotment of the share acquisition rights.

(ii)	The Share Acquisition Right Holder is removed from the office of director of The Shizuoka Bank, Ltd. on any of the following grounds:

A.	A material violation of law, or activities breaching any of the Company’s or The Shizuoka Bank, Ltd.’s policies due to intent or gross negligence.

B.	Employment with, or appointment as an officer of, another company during his/her term of office as a director of The Shizuoka Bank, Ltd. without the consent of the Company’s and The Shizuoka Bank, Ltd.’s representatives.

C.	Divulgence of the Company’s or The Shizuoka Bank Ltd.’s important secrets, or provision or acceptance of gifts in large amounts in connection with his/her duties, or disgrace on the Company or The Shizuoka Bank, Ltd., or activities causing considerable loss to the Company or The Shizuoka Bank, Ltd.

(iii)	Article 331, paragraph (1), item (iii) or (iv) of the Companies Act applies to the Share Acquisition Right Holder.

(iv)	The Share Acquisition Right Holder breaches any provision of the Share Acquisition Rights Allotment Agreement executed between the Company and the Share Acquisition Right Holder, or the Company’s Board of Directors finds that the Share Acquisition Right Holder has committed activities that seriously undermine the trust relationship with the Company or The Shizuoka Bank, Ltd.

(v)	The Share Acquisition Right Holder offers to relinquish all or part of his/her share acquisition rights using the form prescribed by the Company.

(3)	When a Share Acquisition Right Holder exercises his/her share acquisition rights, he/she shall exercise all of the share acquisition rights held by him/her at one time and shall not be entitled to exercise only a fraction of one share acquisition right.

(4)	Exercise of rights by heirs

(i)	All persons who succeed by inheritance to a Share Acquisition Right Holder’s share acquisition rights (“Successors of Rights”) shall exercise their rights to the share acquisition rights jointly through a representative of the Successors of Rights. In such case, all Share Acquisition Rights held by the Successors of Rights shall be exercised together at one time, with none of the Successors of Rights being entitled to exercise only a fraction of one share acquisition right.

(ii)	The Successors of Rights shall be entitled to exercise the share acquisition rights inherited from the Share Acquisition Right Holder only during the period beginning on the date immediately following the date of death of the Share Acquisition Right Holder and ending on the date on which six (6) months have elapsed since the start date of the period.

(5)	All other conditions shall be subject to the provisions of the Share Acquisition Rights Allotment Agreement executed between the Company and each Share Acquisition Right Holder.

8.       Matters concerning the acquisition of share acquisition rights

In any of the following events, the share acquisition rights held by a Share Acquisition Right Holder may be acquired by the Company without compensation at any time during the exercise period for the share acquisition rights specified in section 6 above:

(1)	The Share Acquisition Right Holder is no longer entitled to exercise the share acquisition rights under the provisions of section 7 above.

(2)	The Company’s General Meeting of Shareholders (or Board of Directors if approval of the General Meeting of Shareholders is not required) approves a proposal for a merger in which the Company is the merged company, except where the merger agreement provides that the surviving company’s share acquisition rights will be delivered.

(3)	The Company’s General Meeting of Shareholders (or Board of Directors if approval of the General Meeting of Shareholders is not required) approves a proposal for a share exchange or share transfer in which the Company is the wholly-owned subsidiary, except where the share exchange agreement or share transfer plan, as the case may be, provides that share acquisition rights of the company which becoming the wholly-owning parent company will be delivered.

9.       Restrictions on the transfer of share acquisition rights

Any acquisition of share acquisition rights by means of transfer shall be subject to approval of the Company’s Board of Directors.

10.	Matters concerning increase in stated capital and legal capital surplus in the case of issuance of shares upon the exercise of share acquisition rights

In the case of issuance of shares upon the exercise of share acquisition rights, the stated capital will increase by the amount calculated by multiplying the maximum amount of increase in stated capital calculated pursuant to Article 17, paragraph (1) of the Regulations on Corporate Accounting by a factor of 0.5, with any fraction less than one (1) yen resulting from the calculation to be rounded up to the nearest whole yen. The legal capital surplus shall increase as a result of the exercise of share acquisition rights by that maximum amount of increase in stated capital minus the amount credited to the stated capital.

11.       Treatment of share acquisition rights in case of reorganization

In the event of the Company’s merger (only if the Company becomes extinct as a result of the merger), absorption- or incorporation-type company split, share exchange or share transfer (collectively, “Reorganization”), share acquisition rights of the relevant stock company out of those stock companies set forth in Article 236, paragraph (1), item (viii) (a) through (e) of the Companies Act (each, the “Reorganized Company”), as the case may be, shall be delivered to all Share Acquisition Right Holders (if any) who hold remaining share acquisition rights (if any) as of the effective date of the Reorganization (“Remaining Share Acquisition Rights”), subject to the following conditions. In such case, the Remaining Share Acquisition Rights shall be extinguished and share acquisition rights of the Reorganized Company shall be newly issued. However, this is subject to the merger agreement, absorption- or incorporation-type company split agreement, share exchange agreement or share transfer agreement, as the case may be, containing provisions to the effect that share acquisition rights of the Reorganized Company shall be issued subject to the following conditions:

(1)	Number of share acquisition rights of the Reorganized Company to be delivered

The same number as the number of Remaining Share Acquisition Rights held by the relevant Share Acquisition Right Holders shall be delivered.

(2)       Class and number of shares of the Reorganized Company subject to share acquisition rights

The class of shares subject to the share acquisition rights shall be shares of the Reorganized Company’s common stock. The number of shares to be Granted upon the exercise of the share acquisition rights shall be determined in line with section 2 above by taking into account the conditions of the Reorganization, among other things.

(3)       Value of assets to be contributed upon the exercise of share acquisition rights

The value of assets to be contributed upon the exercise of the share acquisition rights to be delivered shall be the amount calculated by multiplying the post-reorganization exercise price specified below by the number of shares subject to the share acquisition rights. The post-reorganization exercise price shall be one (1) yen per share of the Reorganized Company to be Granted upon the exercise of the share acquisition rights to be delivered.

(4)       Exercise period for share acquisition rights

The share acquisition rights shall be exercisable during the period beginning on the later of (i) the first day of the exercise period for share acquisition rights specified in section 6 above or (ii) the effective date of the Reorganization, and ending on the last day of the period specified in section 6 above.

(5)       Matters concerning the acquisition of share acquisition rights

To be determined in line with section 8 above.

(6)       Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by means of transfer shall be subject to approval of the Reorganized Company’s board of directors (or directors if the Reorganized Company is not a company with board of directors).

(7)	Matters concerning increase in stated capital and legal capital surplus resulting from issuance of shares upon the exercise of share acquisition rights

To be determined in line with section 10 above.

12.       Treatment of fractions

It the number of shares to be Granted to a Share Acquisition Right Holder include any fraction less than one (1) share, the fraction shall be discarded.

End

Exhibit 2-(10)-1 to the Share Transfer Plan

Details of The Shizuoka Bank, Ltd. Tenth Series of Share Acquisition Rights

1.       Name of share acquisition rights

The Shizuoka Bank, Ltd. Tenth Series of Share Acquisition Rights

2.       Class and number of shares subject to share acquisition rights

The class of shares subject to the share acquisition rights shall be shares of the Bank’s common stock. The total number of shares of the Bank’s common stock to be newly issued or instead be transferred upon the exercise of one share acquisition right (such issuance or transfer is hereinafter referred to as “Grant”) shall be 100 shares.

In the event of a stock split or consolidation of the Bank’s common stock after the date of allotment of the share acquisition rights, the number of shares subject to the share acquisition rights shall be adjusted using the following formula. However, such adjustment shall be made only for the number of shares subject to the share acquisition rights that have not been exercised at that point in time, with any fraction less than one share resulting from such adjustment to be discarded.

Number of shares after adjustment = Number of shares before adjustment x share split or consolidation ratio

In the event of the Bank’s merger or company split (collectively, “Merger”) or allotment of shares without contribution or any other event requiring an adjustment of the number of shares subject to the share acquisition rights, in each case after the date of allotment of the share acquisition rights, the Bank may adjust the number of shares subject to the share acquisition rights to a reasonable extent by taking into account, among other things, the conditions of the Merger or allotment of shares without contribution, as the case may be.

3.       Amount to be paid in for share acquisition rights

The amount to be paid in shall be the value of the share acquisition rights computed by the Black-Scholes model on the date of allotment of the share acquisition rights. Persons to whom share acquisition rights are allotted (“Share Acquisition Right Holders”) shall set off their claims for compensation payable by the Bank against their obligations to pay the amount to be paid in.

4.       Date of allocation of share acquisition rights

July 19, 2016

5.       Value of assets to be contributed upon the exercise of share acquisition rights

The value of assets to be contributed upon the exercise of the share acquisition rights shall be the amount calculated by setting the price per share to be Granted upon the exercise of the share acquisition rights at one (1) yen and by multiplying this amount by the number of shares subject to the share acquisition rights.

6.       Exercise period for share acquisition rights

The share acquisition rights shall be exercisable during the period from July 20, 2016 to July 19, 2041. However, if the last day of the exercise period falls upon the Bank’s holiday, the preceding business day shall be the last day of the exercise period.

7.       Conditions for the exercise of share acquisition rights

(1)	A Share Acquisition Right Holder shall be entitled to exercise his/her share acquisition rights only if such rights are exercised at any time during the period beginning on the date immediately following the date on which he/she no longer holds the office of director of the Bank and ending on the date on which ten (10) days have elapsed since the start date of the period. However, even if a Share Acquisition Right Holder holds the office of director, he/she is entitled to exercise his/her share acquisition rights on and after the date on which the exercise period for the share acquisition rights allotted to him/her will expire in less than three hundred and sixty-five (365) days.

(2)	A Share Acquisition Right Holder shall not be entitled to exercise his/her share acquisition rights in any of the following events:

(i)	The Share Acquisition Right Holder voluntarily resigns from the office of director within one (1) year from the date of allotment of the share acquisition rights.

(ii)	The Share Acquisition Right Holder is removed from the office of director of the Bank on any of the following grounds:

A.	A material violation of law, or activities breaching any of the Bank’s policies due to intent or gross negligence.

B.	Employment with, or appointment as an officer of, another company during his/her term of office as a director of the Bank, without the consent of the Bank’s representative.

C.	Divulgence of the Bank’s important secrets, or provision or acceptance of gifts in large amounts in connection with his/her duties, or disgrace on the Bank, or activities causing considerable loss to the Bank.

(iii)	Article 331, paragraph (1), item (iii) or (iv) of the Companies Act applies to the Share Acquisition Right Holder.

(iv)	The Bank’s Board of Directors finds that the Share Acquisition Right Holder has committed activities that seriously undermine the trust relationship with the Bank.

(v)	The Share Acquisition Right Holder offers to relinquish all or part of his/her share acquisition rights using the form prescribed by the Bank.

(3)	When a Share Acquisition Right Holder exercises his/her share acquisition rights, he/she shall exercise all of the share acquisition rights held by him/her at one time and shall not be entitled to exercise only a fraction of one share acquisition right.

(4)	Exercise of rights by heirs

(i)	All persons who succeed by inheritance to a Share Acquisition Right Holder’s share acquisition rights (“Successors of Rights”) shall exercise their rights to the share acquisition rights jointly through a representative of the Successors of Rights. In such case, all Share Acquisition Rights held by the Successors of Rights shall be exercised together at one time, with none of the Successors of Rights being entitled to exercise only a fraction of one share acquisition right.

(ii)	The Successors of Rights shall be entitled to exercise the share acquisition rights inherited from the Share Acquisition Right Holder only during the period beginning on the date immediately following the date of death of the Share Acquisition Right Holder and ending on the date on which six (6) months have elapsed since the start date of the period.

8.	Matters concerning the acquisition of share acquisition rights

In any of the following events, the share acquisition rights held by a Share Acquisition Right Holder may be acquired by the Bank without compensation at any time during the exercise period for the share acquisition rights specified in section 6 above:

(1)	The Share Acquisition Right Holder is no longer entitled to exercise the share acquisition rights under the provisions of section 7 above.

(2)	The Bank’s General Meeting of Shareholders (or Board of Directors if approval of the General Meeting of Shareholders is not required) approves a proposal for a merger in which the Bank is the merged company, except where the merger agreement provides that the surviving company’s share acquisition rights will be delivered.

(3)	The Bank’s General Meeting of Shareholders (or Board of Directors if approval of the General Meeting of Shareholders is not required) approves a proposal for a share exchange or share transfer in which the Bank is the wholly-owned subsidiary, except where the share exchange agreement or share transfer plan, as the case may be, provides that share acquisition rights of the company which becoming the wholly-owning parent company will be delivered.

9.       Restrictions on the transfer of share acquisition rights

Any acquisition of share acquisition rights by means of transfer shall be subject to approval of the Bank’s Board of Directors.

10.	Matters concerning increase in stated capital and legal capital surplus in the case of issuance of shares upon the exercise of share acquisition rights

In the case of issuance of shares upon the exercise of share acquisition rights, the stated capital will increase by the amount calculated by multiplying the maximum amount of increase in stated capital calculated pursuant to Article 17, paragraph (1) of the Regulations on Corporate Accounting by a factor of 0.5, with any fraction less than one (1) yen resulting from the calculation to be rounded up to the nearest whole yen. The legal capital surplus shall increase as a result of the exercise of share acquisition rights by that maximum amount of increase in stated capital minus the amount credited to the stated capital.

11.       Treatment of share acquisition rights in case of a reorganization

In the event of the Bank’s merger (only if the Bank becomes extinct as a result of the merger), absorption- or incorporation-type company split, share exchange or share transfer (each, a “Reorganization”), share acquisition rights of the relevant stock company out of those stock companies set forth in Article 236, paragraph (1), item (viii) (a) through (e) of the Companies Act (each, the “Reorganized Company”), as the case may be, shall be delivered to all Share Acquisition Right Holders (if any) who hold remaining share acquisition rights (if any) as of the effective date of the Reorganization (“Remaining Share Acquisition Rights”), subject to the following conditions. In such case, the Remaining Share Acquisition Rights shall be extinguished and share acquisition rights of the Reorganized Company shall be newly issued. However, this is subject to the merger agreement, absorption- or incorporation-type company split agreement, share exchange agreement or share transfer agreement, as the case may be, containing provisions to the effect that share acquisition rights of the Reorganized Company shall be issued subject to the following conditions:

(1)	Number of share acquisition rights of the Reorganized Company to be delivered

The same number as the number of Remaining Share Acquisition Rights held by the relevant Share Acquisition Right Holders shall be delivered.

(2)       Class and number of shares of the Reorganized Company subject to share acquisition rights

The class of shares subject to the share acquisition rights shall be shares of the Reorganized Company’s common stock. The number of shares to be Granted upon the exercise of the share acquisition rights shall be determined in line with section 2 above by taking into account the conditions of the Reorganization, among other things.

(3)       Value of assets to be contributed upon the exercise of share acquisition rights

The value of assets to be contributed upon the exercise of the share acquisition rights to be delivered shall be the amount calculated by multiplying the post-reorganization exercise price specified below by the number of shares subject to the share acquisition rights. The post-reorganization exercise price shall be one (1) yen per share of the Reorganized Company to be Granted upon the exercise of the share acquisition rights to be delivered.

(4)       Exercise period for share acquisition rights

The share acquisition rights shall be exercisable during the period beginning on the later of (i) the first day of the exercise period for share acquisition rights specified in section 6 above or (ii) the effective date of the Reorganization, and ending on the last day of the period specified in section 6 above.

(5)       Matters concerning the acquisition of share acquisition rights

To be determined in line with section 8 above.

(6)       Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by means of transfer shall be subject to approval of the Reorganized Company’s board of directors (or directors if the Reorganized Company is not a company with board of directors).

(7)	Matters concerning increase in stated capital and legal capital surplus resulting from issuance of shares upon the exercise of share acquisition rights

To be determined in line with section 10 above.

12.       Treatment of fractions

It the number of shares to be Granted to a Share Acquisition Right Holder include any fraction less than one (1) share, the fraction shall be discarded.

End

Exhibit 2-(10)-2 to the Share Transfer Plan

Details of Shizuoka Financial Group, Inc. Tenth Series of Share Acquisition Rights

1.       Name of share acquisition rights

Shizuoka Financial Group, Inc. Tenth Series of Share Acquisition Rights

2.       Class and number of shares subject to share acquisition rights

The class of shares subject to the share acquisition rights shall be shares of the Company’s common stock. The total number of shares of the Company’s common stock to be newly issued or instead be transferred upon the exercise of one share acquisition right (such issuance or transfer is hereinafter referred to as “Grant”) shall be 100 shares.

In the event of a stock split or consolidation of the Company’s common stock after the date of allotment of the share acquisition rights, the number of shares subject to the share acquisition rights shall be adjusted using the following formula. However, such adjustment shall be made only for the number of shares subject to the share acquisition rights that have not been exercised at that point in time, with any fraction less than one share resulting from such adjustment to be discarded.

Number of shares after adjustment = Number of shares before adjustment x share split or consolidation ratio

In the event of the Company’s merger or company split (collectively, “Merger”) or allotment of shares without contribution or any other event requiring an adjustment of the number of shares subject to the share acquisition rights, in each case after the date of allotment of the share acquisition rights, the Company may adjust the number of shares subject to the share acquisition rights to a reasonable extent by taking into account, among other things, the conditions of the Merger or allotment of shares without contribution, as the case may be.

3.       Amount to be paid in for share acquisition rights

No payment of money shall be required.

4.       Date of allocation of share acquisition rights

October 3, 2022

5.       Value of assets to be contributed upon the exercise of share acquisition rights

The value of assets to be contributed upon the exercise of the share acquisition rights shall be the amount calculated by setting the price per share to be Granted upon the exercise of the share acquisition rights at one (1) yen and by multiplying this amount by the number of shares subject to the share acquisition rights.

6.       Exercise period for share acquisition rights

The share acquisition rights shall be exercisable during the period from October 3, 2022 to July 19, 2041. However, if the last day of the exercise period falls upon the Company’s holiday, the preceding business day shall be the last day of the exercise period.

7.       Conditions for the exercise of share acquisition rights

(1)	A Share Acquisition Right Holder shall be entitled to exercise his/her share acquisition rights only if such rights are exercised at any time during the period beginning on the date immediately following the date on which he/she no longer holds the office of director of The Shizuoka Bank, Ltd. and ending on the date on which ten (10) days have elapsed since the start date of the period. However, even if a Share Acquisition Right Holder holds the office of director of The Shizuoka Bank, Ltd., he/she is entitled to exercise his/her share acquisition rights on and after the date on which the exercise period for the share acquisition rights allotted to him/her will expire in less than three hundred and sixty-five (365) days.

(2)	A Share Acquisition Right Holder shall not be entitled to exercise his/her share acquisition rights in any of the following events:

(i)	The Share Acquisition Right Holder voluntarily resigns from the office of director of The Shizuoka Bank, Ltd. within one (1) year from the date of allotment of the share acquisition rights.

(ii)	The Share Acquisition Right Holder is removed from the office of director of The Shizuoka Bank, Ltd. on any of the following grounds:

A.	A material violation of law, or activities breaching any of the Company’s or The Shizuoka Bank, Ltd.’s policies due to intent or gross negligence.

B.	Employment with, or appointment as an officer of, another company during his/her term of office as a director of The Shizuoka Bank, Ltd. without the consent of the Company’s and The Shizuoka Bank, Ltd.’s representatives.

C.	Divulgence of the Company’s or The Shizuoka Bank Ltd.’s important secrets, or provision or acceptance of gifts in large amounts in connection with his/her duties, or disgrace on the Company or The Shizuoka Bank, Ltd., or activities causing considerable loss to the Company or The Shizuoka Bank, Ltd.

(iii)	Article 331, paragraph (1), item (iii) or (iv) of the Companies Act applies to the Share Acquisition Right Holder.

(iv)	The Share Acquisition Right Holder breaches any provision of the Share Acquisition Rights Allotment Agreement executed between the Company and the Share Acquisition Right Holder, or the Company’s Board of Directors finds that the Share Acquisition Right Holder has committed activities that seriously undermine the trust relationship with the Company or The Shizuoka Bank, Ltd.

(v)	The Share Acquisition Right Holder offers to relinquish all or part of his/her share acquisition rights using the form prescribed by the Company.

(3)	When a Share Acquisition Right Holder exercises his/her share acquisition rights, he/she shall exercise all of the share acquisition rights held by him/her at one time and shall not be entitled to exercise only a fraction of one share acquisition right.

(4)	Exercise of rights by heirs

(i)	All persons who succeed by inheritance to a Share Acquisition Right Holder’s share acquisition rights (“Successors of Rights”) shall exercise their rights to the share acquisition rights jointly through a representative of the Successors of Rights. In such case, all Share Acquisition Rights held by the Successors of Rights shall be exercised together at one time, with none of the Successors of Rights being entitled to exercise only a fraction of one share acquisition right.

(ii)	The Successors of Rights shall be entitled to exercise the share acquisition rights inherited from the Share Acquisition Right Holder only during the period beginning on the date immediately following the date of death of the Share Acquisition Right Holder and ending on the date on which six (6) months have elapsed since the start date of the period.

(5)	All other conditions shall be subject to the provisions of the Share Acquisition Rights Allotment Agreement executed between the Company and each Share Acquisition Right Holder.

8.       Matters concerning the acquisition of share acquisition rights

In any of the following events, the share acquisition rights held by a Share Acquisition Right Holder may be acquired by the Company without compensation at any time during the exercise period for the share acquisition rights specified in section 6 above:

(1)	The Share Acquisition Right Holder is no longer entitled to exercise the share acquisition rights under the provisions of section 7 above.

(2)	The Company’s General Meeting of Shareholders (or Board of Directors if approval of the General Meeting of Shareholders is not required) approves a proposal for a merger in which the Company is the merged company, except where the merger agreement provides that the surviving company’s share acquisition rights will be delivered.

(3)	The Company’s General Meeting of Shareholders (or Board of Directors if approval of the General Meeting of Shareholders is not required) approves a proposal for a share exchange or share transfer in which the Company is the wholly-owned subsidiary, except where the share exchange agreement or share transfer plan, as the case may be, provides that share acquisition rights of the company which becoming the wholly-owning parent company will be delivered.

9.       Restrictions on the transfer of share acquisition rights

Any acquisition of share acquisition rights by means of transfer shall be subject to approval of the Company’s Board of Directors.

10.	Matters concerning increase in stated capital and legal capital surplus in the case of issuance of shares upon the exercise of share acquisition rights

In the case of issuance of shares upon the exercise of share acquisition rights, the stated capital will increase by the amount calculated by multiplying the maximum amount of increase in stated capital calculated pursuant to Article 17, paragraph (1) of the Regulations on Corporate Accounting by a factor of 0.5, with any fraction less than one (1) yen resulting from the calculation to be rounded up to the nearest whole yen. The legal capital surplus shall increase as a result of the exercise of share acquisition rights by that maximum amount of increase in stated capital minus the amount credited to the stated capital.

11.       Treatment of share acquisition rights in case of reorganization

In the event of the Company’s merger (only if the Company becomes extinct as a result of the merger), absorption- or incorporation-type company split, share exchange or share transfer (collectively, “Reorganization”), share acquisition rights of the relevant stock company out of those stock companies set forth in Article 236, paragraph (1), item (viii) (a) through (e) of the Companies Act (each, the “Reorganized Company”), as the case may be, shall be delivered to all Share Acquisition Right Holders (if any) who hold remaining share acquisition rights (if any) as of the effective date of the Reorganization (“Remaining Share Acquisition Rights”), subject to the following conditions. In such case, the Remaining Share Acquisition Rights shall be extinguished and share acquisition rights of the Reorganized Company shall be newly issued. However, this is subject to the merger agreement, absorption- or incorporation-type company split agreement, share exchange agreement or share transfer agreement, as the case may be, containing provisions to the effect that share acquisition rights of the Reorganized Company shall be issued subject to the following conditions:

(1)	Number of share acquisition rights of the Reorganized Company to be delivered

The same number as the number of Remaining Share Acquisition Rights held by the relevant Share Acquisition Right Holders shall be delivered.

(2)       Class and number of shares of the Reorganized Company subject to share acquisition rights

The class of shares subject to the share acquisition rights shall be shares of the Reorganized Company’s common stock. The number of shares to be Granted upon the exercise of the share acquisition rights shall be determined in line with section 2 above by taking into account the conditions of the Reorganization, among other things.

(3)       Value of assets to be contributed upon the exercise of share acquisition rights

The value of assets to be contributed upon the exercise of the share acquisition rights to be delivered shall be the amount calculated by multiplying the post-reorganization exercise price specified below by the number of shares subject to the share acquisition rights. The post-reorganization exercise price shall be one (1) yen per share of the Reorganized Company to be Granted upon the exercise of the share acquisition rights to be delivered.

(4)       Exercise period for share acquisition rights

The share acquisition rights shall be exercisable during the period beginning on the later of (i) the first day of the exercise period for share acquisition rights specified in section 6 above or (ii) the effective date of the Reorganization, and ending on the last day of the period specified in section 6 above.

(5)       Matters concerning the acquisition of share acquisition rights

To be determined in line with section 8 above.

(6)       Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by means of transfer shall be subject to approval of the Reorganized Company’s board of directors (or directors if the Reorganized Company is not a company with board of directors).

(7)	Matters concerning increase in stated capital and legal capital surplus resulting from issuance of shares upon the exercise of share acquisition rights

To be determined in line with section 10 above.

12.       Treatment of fractions

It the number of shares to be Granted to a Share Acquisition Right Holder include any fraction less than one (1) share, the fraction shall be discarded.

End

Exhibit 2-(11)-1 to the Share Transfer Plan

Details of The Shizuoka Bank, Ltd. Eleventh Series of Share Acquisition Rights

1.       Name of share acquisition rights

The Shizuoka Bank, Ltd. Eleventh Series of Share Acquisition Rights

2.       Class and number of shares subject to share acquisition rights

The class of shares subject to the share acquisition rights shall be shares of the Bank’s common stock. The total number of shares of the Bank’s common stock to be newly issued or instead be transferred upon the exercise of one share acquisition right (such issuance or transfer is hereinafter referred to as “Grant”) shall be 100 shares.

In the event of a stock split or consolidation of the Bank’s common stock after the date of allotment of the share acquisition rights, the number of shares subject to the share acquisition rights shall be adjusted using the following formula. However, such adjustment shall be made only for the number of shares subject to the share acquisition rights that have not been exercised at that point in time, with any fraction less than one share resulting from such adjustment to be discarded.

Number of shares after adjustment = Number of shares before adjustment x share split or consolidation ratio

In the event of the Bank’s merger or company split (collectively, “Merger”) or allotment of shares without contribution or any other event requiring an adjustment of the number of shares subject to the share acquisition rights, in each case after the date of allotment of the share acquisition rights, the Bank may adjust the number of shares subject to the share acquisition rights to a reasonable extent by taking into account, among other things, the conditions of the Merger or allotment of shares without contribution, as the case may be.

3.       Amount to be paid in for share acquisition rights

The amount to be paid in shall be the value of the share acquisition rights computed by the Black-Scholes model on the date of allotment of the share acquisition rights. Persons to whom share acquisition rights are allotted (“Share Acquisition Right Holders”) shall set off their claims for compensation payable by the Bank against their obligations to pay the amount to be paid in.

4.       Date of allocation of share acquisition rights

July 18, 2017

5.       Value of assets to be contributed upon the exercise of share acquisition rights

The value of assets to be contributed upon the exercise of the share acquisition rights shall be the amount calculated by setting the price per share to be Granted upon the exercise of the share acquisition rights at one (1) yen and by multiplying this amount by the number of shares subject to the share acquisition rights.

6.       Exercise period for share acquisition rights

The share acquisition rights shall be exercisable during the period from July 19, 2017 to July 18, 2042. However, if the last day of the exercise period falls upon the Bank’s holiday, the preceding business day shall be the last day of the exercise period.

7.       Conditions for the exercise of share acquisition rights

(1)	A Share Acquisition Right Holder shall be entitled to exercise his/her share acquisition rights only if such rights are exercised at any time during the period beginning on the date immediately following the date on which he/she no longer holds the office of director of the Bank and ending on the date on which ten (10) days have elapsed since the start date of the period. However, even if a Share Acquisition Right Holder holds the office of director, he/she is entitled to exercise his/her share acquisition rights on and after the date on which the exercise period for the share acquisition rights allotted to him/her will expire in less than three hundred and sixty-five (365) days.

(2)	A Share Acquisition Right Holder shall not be entitled to exercise his/her share acquisition rights in any of the following events:

(i)	The Share Acquisition Right Holder voluntarily resigns from the office of director within one (1) year from the date of allotment of the share acquisition rights.

(ii)	The Share Acquisition Right Holder is removed from the office of director of the Bank on any of the following grounds:

A.	A material violation of law, or activities breaching any of the Bank’s policies due to intent or gross negligence.

B.	Employment with, or appointment as an officer of, another company during his/her term of office as a director of the Bank, without the consent of the Bank’s representative.

C.	Divulgence of the Bank’s important secrets, or provision or acceptance of gifts in large amounts in connection with his/her duties, or disgrace on the Bank, or activities causing considerable loss to the Bank.

(iii)	Article 331, paragraph (1), item (iii) or (iv) of the Companies Act applies to the Share Acquisition Right Holder.

(iv)	The Bank’s Board of Directors finds that the Share Acquisition Right Holder has committed activities that seriously undermine the trust relationship with the Bank.

(v)	The Share Acquisition Right Holder offers to relinquish all or part of his/her share acquisition rights using the form prescribed by the Bank.

(3)	When a Share Acquisition Right Holder exercises his/her share acquisition rights, he/she shall exercise all of the share acquisition rights held by him/her at one time and shall not be entitled to exercise only a fraction of one share acquisition right.

(4)	Exercise of rights by heirs

(i)	All persons who succeed by inheritance to a Share Acquisition Right Holder’s share acquisition rights (“Successors of Rights”) shall exercise their rights to the share acquisition rights jointly through a representative of the Successors of Rights. In such case, all Share Acquisition Rights held by the Successors of Rights shall be exercised together at one time, with none of the Successors of Rights being entitled to exercise only a fraction of one share acquisition right.

(ii)	The Successors of Rights shall be entitled to exercise the share acquisition rights inherited from the Share Acquisition Right Holder only during the period beginning on the date immediately following the date of death of the Share Acquisition Right Holder and ending on the date on which six (6) months have elapsed since the start date of the period.

8.	Matters concerning the acquisition of share acquisition rights

In any of the following events, the share acquisition rights held by a Share Acquisition Right Holder may be acquired by the Bank without compensation at any time during the exercise period for the share acquisition rights specified in section 6 above:

(1)	The Share Acquisition Right Holder is no longer entitled to exercise the share acquisition rights under the provisions of section 7 above.

(2)	The Bank’s General Meeting of Shareholders (or Board of Directors if approval of the General Meeting of Shareholders is not required) approves a proposal for a merger in which the Bank is the merged company, except where the merger agreement provides that the surviving company’s share acquisition rights will be delivered.

(3)	The Bank’s General Meeting of Shareholders (or Board of Directors if approval of the General Meeting of Shareholders is not required) approves a proposal for a share exchange or share transfer in which the Bank is the wholly-owned subsidiary, except where the share exchange agreement or share transfer plan, as the case may be, provides that share acquisition rights of the company which becoming the wholly-owning parent company will be delivered.

9.       Restrictions on the transfer of share acquisition rights

Any acquisition of share acquisition rights by means of transfer shall be subject to approval of the Bank’s Board of Directors.

10.	Matters concerning increase in stated capital and legal capital surplus in the case of issuance of shares upon the exercise of share acquisition rights

In the case of issuance of shares upon the exercise of share acquisition rights, the stated capital will increase by the amount calculated by multiplying the maximum amount of increase in stated capital calculated pursuant to Article 17, paragraph (1) of the Regulations on Corporate Accounting by a factor of 0.5, with any fraction less than one (1) yen resulting from the calculation to be rounded up to the nearest whole yen. The legal capital surplus shall increase as a result of the exercise of share acquisition rights by that maximum amount of increase in stated capital minus the amount credited to the stated capital.

11.       Treatment of share acquisition rights in case of a reorganization

In the event of the Bank’s merger (only if the Bank becomes extinct as a result of the merger), absorption- or incorporation-type company split, share exchange or share transfer (each, a “Reorganization”), share acquisition rights of the relevant stock company out of those stock companies set forth in Article 236, paragraph (1), item (viii) (a) through (e) of the Companies Act (each, the “Reorganized Company”), as the case may be, shall be delivered to all Share Acquisition Right Holders (if any) who hold remaining share acquisition rights (if any) as of the effective date of the Reorganization (“Remaining Share Acquisition Rights”), subject to the following conditions. In such case, the Remaining Share Acquisition Rights shall be extinguished and share acquisition rights of the Reorganized Company shall be newly issued. However, this is subject to the merger agreement, absorption- or incorporation-type company split agreement, share exchange agreement or share transfer agreement, as the case may be, containing provisions to the effect that share acquisition rights of the Reorganized Company shall be issued subject to the following conditions:

(1)	Number of share acquisition rights of the Reorganized Company to be delivered

The same number as the number of Remaining Share Acquisition Rights held by the relevant Share Acquisition Right Holders shall be delivered.

(2)       Class and number of shares of the Reorganized Company subject to share acquisition rights

The class of shares subject to the share acquisition rights shall be shares of the Reorganized Company’s common stock. The number of shares to be Granted upon the exercise of the share acquisition rights shall be determined in line with section 2 above by taking into account the conditions of the Reorganization, among other things.

(3)       Value of assets to be contributed upon the exercise of share acquisition rights

The value of assets to be contributed upon the exercise of the share acquisition rights to be delivered shall be the amount calculated by multiplying the post-reorganization exercise price specified below by the number of shares subject to the share acquisition rights. The post-reorganization exercise price shall be one (1) yen per share of the Reorganized Company to be Granted upon the exercise of the share acquisition rights to be delivered.

(4)       Exercise period for share acquisition rights

The share acquisition rights shall be exercisable during the period beginning on the later of (i) the first day of the exercise period for share acquisition rights specified in section 6 above or (ii) the effective date of the Reorganization, and ending on the last day of the period specified in section 6 above.

(5)       Matters concerning the acquisition of share acquisition rights

To be determined in line with section 8 above.

(6)       Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by means of transfer shall be subject to approval of the Reorganized Company’s board of directors (or directors if the Reorganized Company is not a company with board of directors).

(7)	Matters concerning increase in stated capital and legal capital surplus resulting from issuance of shares upon the exercise of share acquisition rights

To be determined in line with section 10 above.

12.       Treatment of fractions

It the number of shares to be Granted to a Share Acquisition Right Holder include any fraction less than one (1) share, the fraction shall be discarded.

End

Exhibit 2-(11)-2 to the Share Transfer Plan

Details of Shizuoka Financial Group, Inc. Eleventh Series of Share Acquisition Rights

1.       Name of share acquisition rights

Shizuoka Financial Group, Inc. Eleventh Series of Share Acquisition Rights

2.       Class and number of shares subject to share acquisition rights

The class of shares subject to the share acquisition rights shall be shares of the Company’s common stock. The total number of shares of the Company’s common stock to be newly issued or instead be transferred upon the exercise of one share acquisition right (such issuance or transfer is hereinafter referred to as “Grant”) shall be 100 shares.

In the event of a stock split or consolidation of the Company’s common stock after the date of allotment of the share acquisition rights, the number of shares subject to the share acquisition rights shall be adjusted using the following formula. However, such adjustment shall be made only for the number of shares subject to the share acquisition rights that have not been exercised at that point in time, with any fraction less than one share resulting from such adjustment to be discarded.

Number of shares after adjustment = Number of shares before adjustment x share split or consolidation ratio

In the event of the Company’s merger or company split (collectively, “Merger”) or allotment of shares without contribution or any other event requiring an adjustment of the number of shares subject to the share acquisition rights, in each case after the date of allotment of the share acquisition rights, the Company may adjust the number of shares subject to the share acquisition rights to a reasonable extent by taking into account, among other things, the conditions of the Merger or allotment of shares without contribution, as the case may be.

3.       Amount to be paid in for share acquisition rights

No payment of money shall be required.

4.       Date of allocation of share acquisition rights

October 3, 2022

5.       Value of assets to be contributed upon the exercise of share acquisition rights

The value of assets to be contributed upon the exercise of the share acquisition rights shall be the amount calculated by setting the price per share to be Granted upon the exercise of the share acquisition rights at one (1) yen and by multiplying this amount by the number of shares subject to the share acquisition rights.

6.       Exercise period for share acquisition rights

The share acquisition rights shall be exercisable during the period from October 3, 2022 to July 18, 2042. However, if the last day of the exercise period falls upon the Company’s holiday, the preceding business day shall be the last day of the exercise period.

7.       Conditions for the exercise of share acquisition rights

(1)	A Share Acquisition Right Holder shall be entitled to exercise his/her share acquisition rights only if such rights are exercised at any time during the period beginning on the date immediately following the date on which he/she no longer holds the office of director of The Shizuoka Bank, Ltd. and ending on the date on which ten (10) days have elapsed since the start date of the period. However, even if a Share Acquisition Right Holder holds the office of director of The Shizuoka Bank, Ltd., he/she is entitled to exercise his/her share acquisition rights on and after the date on which the exercise period for the share acquisition rights allotted to him/her will expire in less than three hundred and sixty-five (365) days.

(2)	A Share Acquisition Right Holder shall not be entitled to exercise his/her share acquisition rights in any of the following events:

(i)	The Share Acquisition Right Holder voluntarily resigns from the office of director of The Shizuoka Bank, Ltd. within one (1) year from the date of allotment of the share acquisition rights.

(ii)	The Share Acquisition Right Holder is removed from the office of director of The Shizuoka Bank, Ltd. on any of the following grounds:

A.	A material violation of law, or activities breaching any of the Company’s or The Shizuoka Bank, Ltd.’s policies due to intent or gross negligence.

B.	Employment with, or appointment as an officer of, another company during his/her term of office as a director of The Shizuoka Bank, Ltd. without the consent of the Company’s and The Shizuoka Bank, Ltd.’s representatives.

C.	Divulgence of the Company’s or The Shizuoka Bank Ltd.’s important secrets, or provision or acceptance of gifts in large amounts in connection with his/her duties, or disgrace on the Company or The Shizuoka Bank, Ltd., or activities causing considerable loss to the Company or The Shizuoka Bank, Ltd.

(iii)	Article 331, paragraph (1), item (iii) or (iv) of the Companies Act applies to the Share Acquisition Right Holder.

(iv)	The Share Acquisition Right Holder breaches any provision of the Share Acquisition Rights Allotment Agreement executed between the Company and the Share Acquisition Right Holder, or the Company’s Board of Directors finds that the Share Acquisition Right Holder has committed activities that seriously undermine the trust relationship with the Company or The Shizuoka Bank, Ltd.

(v)	The Share Acquisition Right Holder offers to relinquish all or part of his/her share acquisition rights using the form prescribed by the Company.

(3)	When a Share Acquisition Right Holder exercises his/her share acquisition rights, he/she shall exercise all of the share acquisition rights held by him/her at one time and shall not be entitled to exercise only a fraction of one share acquisition right.

(4)	Exercise of rights by heirs

(i)	All persons who succeed by inheritance to a Share Acquisition Right Holder’s share acquisition rights (“Successors of Rights”) shall exercise their rights to the share acquisition rights jointly through a representative of the Successors of Rights. In such case, all Share Acquisition Rights held by the Successors of Rights shall be exercised together at one time, with none of the Successors of Rights being entitled to exercise only a fraction of one share acquisition right.

(ii)	The Successors of Rights shall be entitled to exercise the share acquisition rights inherited from the Share Acquisition Right Holder only during the period beginning on the date immediately following the date of death of the Share Acquisition Right Holder and ending on the date on which six (6) months have elapsed since the start date of the period.

(5)	All other conditions shall be subject to the provisions of the Share Acquisition Rights Allotment Agreement executed between the Company and each Share Acquisition Right Holder.

8.       Matters concerning the acquisition of share acquisition rights

In any of the following events, the share acquisition rights held by a Share Acquisition Right Holder may be acquired by the Company without compensation at any time during the exercise period for the share acquisition rights specified in section 6 above:

(1)	The Share Acquisition Right Holder is no longer entitled to exercise the share acquisition rights under the provisions of section 7 above.

(2)	The Company’s General Meeting of Shareholders (or Board of Directors if approval of the General Meeting of Shareholders is not required) approves a proposal for a merger in which the Company is the merged company, except where the merger agreement provides that the surviving company’s share acquisition rights will be delivered.

(3)	The Company’s General Meeting of Shareholders (or Board of Directors if approval of the General Meeting of Shareholders is not required) approves a proposal for a share exchange or share transfer in which the Company is the wholly-owned subsidiary, except where the share exchange agreement or share transfer plan, as the case may be, provides that share acquisition rights of the company which becoming the wholly-owning parent company will be delivered.

9.       Restrictions on the transfer of share acquisition rights

Any acquisition of share acquisition rights by means of transfer shall be subject to approval of the Company’s Board of Directors.

10.	Matters concerning increase in stated capital and legal capital surplus in the case of issuance of shares upon the exercise of share acquisition rights

In the case of issuance of shares upon the exercise of share acquisition rights, the stated capital will increase by the amount calculated by multiplying the maximum amount of increase in stated capital calculated pursuant to Article 17, paragraph (1) of the Regulations on Corporate Accounting by a factor of 0.5, with any fraction less than one (1) yen resulting from the calculation to be rounded up to the nearest whole yen. The legal capital surplus shall increase as a result of the exercise of share acquisition rights by that maximum amount of increase in stated capital minus the amount credited to the stated capital.

11.       Treatment of share acquisition rights in case of reorganization

In the event of the Company’s merger (only if the Company becomes extinct as a result of the merger), absorption- or incorporation-type company split, share exchange or share transfer (collectively, “Reorganization”), share acquisition rights of the relevant stock company out of those stock companies set forth in Article 236, paragraph (1), item (viii) (a) through (e) of the Companies Act (each, the “Reorganized Company”), as the case may be, shall be delivered to all Share Acquisition Right Holders (if any) who hold remaining share acquisition rights (if any) as of the effective date of the Reorganization (“Remaining Share Acquisition Rights”), subject to the following conditions. In such case, the Remaining Share Acquisition Rights shall be extinguished and share acquisition rights of the Reorganized Company shall be newly issued. However, this is subject to the merger agreement, absorption- or incorporation-type company split agreement, share exchange agreement or share transfer agreement, as the case may be, containing provisions to the effect that share acquisition rights of the Reorganized Company shall be issued subject to the following conditions:

(1)	Number of share acquisition rights of the Reorganized Company to be delivered

The same number as the number of Remaining Share Acquisition Rights held by the relevant Share Acquisition Right Holders shall be delivered.

(2)       Class and number of shares of the Reorganized Company subject to share acquisition rights

The class of shares subject to the share acquisition rights shall be shares of the Reorganized Company’s common stock. The number of shares to be Granted upon the exercise of the share acquisition rights shall be determined in line with section 2 above by taking into account the conditions of the Reorganization, among other things.

(3)       Value of assets to be contributed upon the exercise of share acquisition rights

The value of assets to be contributed upon the exercise of the share acquisition rights to be delivered shall be the amount calculated by multiplying the post-reorganization exercise price specified below by the number of shares subject to the share acquisition rights. The post-reorganization exercise price shall be one (1) yen per share of the Reorganized Company to be Granted upon the exercise of the share acquisition rights to be delivered.

(4)       Exercise period for share acquisition rights

The share acquisition rights shall be exercisable during the period beginning on the later of (i) the first day of the exercise period for share acquisition rights specified in section 6 above or (ii) the effective date of the Reorganization, and ending on the last day of the period specified in section 6 above.

(5)       Matters concerning the acquisition of share acquisition rights

To be determined in line with section 8 above.

(6)       Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by means of transfer shall be subject to approval of the Reorganized Company’s board of directors (or directors if the Reorganized Company is not a company with board of directors).

(7)	Matters concerning increase in stated capital and legal capital surplus resulting from issuance of shares upon the exercise of share acquisition rights

To be determined in line with section 10 above.

12.       Treatment of fractions

It the number of shares to be Granted to a Share Acquisition Right Holder include any fraction less than one (1) share, the fraction shall be discarded.

End

Exhibit 2-(12)-1 to the Share Transfer Plan

Details of The Shizuoka Bank, Ltd. Twelfth Series of Share Acquisition Rights

1.       Name of share acquisition rights

The Shizuoka Bank, Ltd. Twelfth Series of Share Acquisition Rights

2.       Class and number of shares subject to share acquisition rights

The class of shares subject to the share acquisition rights shall be shares of the Bank’s common stock. The total number of shares of the Bank’s common stock to be newly issued or instead be transferred upon the exercise of one share acquisition right (such issuance or transfer is hereinafter referred to as “Grant”) shall be 100 shares.

In the event of a stock split or consolidation of the Bank’s common stock after the date of allotment of the share acquisition rights, the number of shares subject to the share acquisition rights shall be adjusted using the following formula. However, such adjustment shall be made only for the number of shares subject to the share acquisition rights that have not been exercised at that point in time, with any fraction less than one share resulting from such adjustment to be discarded.

Number of shares after adjustment = Number of shares before adjustment x share split or consolidation ratio

In the event of the Bank’s merger or company split (collectively, “Merger”) or allotment of shares without contribution or any other event requiring an adjustment of the number of shares subject to the share acquisition rights, in each case after the date of allotment of the share acquisition rights, the Bank may adjust the number of shares subject to the share acquisition rights to a reasonable extent by taking into account, among other things, the conditions of the Merger or allotment of shares without contribution, as the case may be.

3.       Amount to be paid in for share acquisition rights

The amount to be paid in shall be the value of the share acquisition rights computed by the Black-Scholes model on the date of allotment of the share acquisition rights. Persons to whom share acquisition rights are allotted (“Share Acquisition Right Holders”) shall set off their claims for compensation payable by the Bank against their obligations to pay the amount to be paid in.

4.       Date of allocation of share acquisition rights

July 17, 2018

5.       Value of assets to be contributed upon the exercise of share acquisition rights

The value of assets to be contributed upon the exercise of the share acquisition rights shall be the amount calculated by setting the price per share to be Granted upon the exercise of the share acquisition rights at one (1) yen and by multiplying this amount by the number of shares subject to the share acquisition rights.

6.       Exercise period for share acquisition rights

The share acquisition rights shall be exercisable during the period from July 18, 2018 to July 17, 2043. However, if the last day of the exercise period falls upon the Bank’s holiday, the preceding business day shall be the last day of the exercise period.

7.       Conditions for the exercise of share acquisition rights

(1)	A Share Acquisition Right Holder shall be entitled to exercise his/her share acquisition rights only if such rights are exercised at any time during the period beginning on the date immediately following the date on which he/she no longer holds the office of director of the Bank and ending on the date on which ten (10) days have elapsed since the start date of the period. However, even if a Share Acquisition Right Holder holds the office of director, he/she is entitled to exercise his/her share acquisition rights on and after the date on which the exercise period for the share acquisition rights allotted to him/her will expire in less than three hundred and sixty-five (365) days.

(2)	A Share Acquisition Right Holder shall not be entitled to exercise his/her share acquisition rights in any of the following events:

(i)	The Share Acquisition Right Holder voluntarily resigns from the office of director within one (1) year from the date of allotment of the share acquisition rights.

(ii)	The Share Acquisition Right Holder is removed from the office of director of the Bank on any of the following grounds:

A.	A material violation of law, or activities breaching any of the Bank’s policies due to intent or gross negligence.

B.	Employment with, or appointment as an officer of, another company during his/her term of office as a director of the Bank, without the consent of the Bank’s representative.

C.	Divulgence of the Bank’s important secrets, or provision or acceptance of gifts in large amounts in connection with his/her duties, or disgrace on the Bank, or activities causing considerable loss to the Bank.

(iii)	Article 331, paragraph (1), item (iii) or (iv) of the Companies Act applies to the Share Acquisition Right Holder.

(iv)	The Bank’s Board of Directors finds that the Share Acquisition Right Holder has committed activities that seriously undermine the trust relationship with the Bank.

(v)	The Share Acquisition Right Holder offers to relinquish all or part of his/her share acquisition rights using the form prescribed by the Bank.

(3)	When a Share Acquisition Right Holder exercises his/her share acquisition rights, he/she shall exercise all of the share acquisition rights held by him/her at one time and shall not be entitled to exercise only a fraction of one share acquisition right.

(4)	Exercise of rights by heirs

(i)	All persons who succeed by inheritance to a Share Acquisition Right Holder’s share acquisition rights (“Successors of Rights”) shall exercise their rights to the share acquisition rights jointly through a representative of the Successors of Rights. In such case, all Share Acquisition Rights held by the Successors of Rights shall be exercised together at one time, with none of the Successors of Rights being entitled to exercise only a fraction of one share acquisition right.

(ii)	The Successors of Rights shall be entitled to exercise the share acquisition rights inherited from the Share Acquisition Right Holder only during the period beginning on the date immediately following the date of death of the Share Acquisition Right Holder and ending on the date on which six (6) months have elapsed since the start date of the period.

8.	Matters concerning the acquisition of share acquisition rights

In any of the following events, the share acquisition rights held by a Share Acquisition Right Holder may be acquired by the Bank without compensation at any time during the exercise period for the share acquisition rights specified in section 6 above:

(1)	The Share Acquisition Right Holder is no longer entitled to exercise the share acquisition rights under the provisions of section 7 above.

(2)	The Bank’s General Meeting of Shareholders (or Board of Directors if approval of the General Meeting of Shareholders is not required) approves a proposal for a merger in which the Bank is the merged company, except where the merger agreement provides that the surviving company’s share acquisition rights will be delivered.

(3)	The Bank’s General Meeting of Shareholders (or Board of Directors if approval of the General Meeting of Shareholders is not required) approves a proposal for a share exchange or share transfer in which the Bank is the wholly-owned subsidiary, except where the share exchange agreement or share transfer plan, as the case may be, provides that share acquisition rights of the company which becoming the wholly-owning parent company will be delivered.

9.       Restrictions on the transfer of share acquisition rights

Any acquisition of share acquisition rights by means of transfer shall be subject to approval of the Bank’s Board of Directors.

10.	Matters concerning increase in stated capital and legal capital surplus in the case of issuance of shares upon the exercise of share acquisition rights

In the case of issuance of shares upon the exercise of share acquisition rights, the stated capital will increase by the amount calculated by multiplying the maximum amount of increase in stated capital calculated pursuant to Article 17, paragraph (1) of the Regulations on Corporate Accounting by a factor of 0.5, with any fraction less than one (1) yen resulting from the calculation to be rounded up to the nearest whole yen. The legal capital surplus shall increase as a result of the exercise of share acquisition rights by that maximum amount of increase in stated capital minus the amount credited to the stated capital.

11.       Treatment of share acquisition rights in case of a reorganization

In the event of the Bank’s merger (only if the Bank becomes extinct as a result of the merger), absorption- or incorporation-type company split, share exchange or share transfer (each, a “Reorganization”), share acquisition rights of the relevant stock company out of those stock companies set forth in Article 236, paragraph (1), item (viii) (a) through (e) of the Companies Act (each, the “Reorganized Company”), as the case may be, shall be delivered to all Share Acquisition Right Holders (if any) who hold remaining share acquisition rights (if any) as of the effective date of the Reorganization (“Remaining Share Acquisition Rights”), subject to the following conditions. In such case, the Remaining Share Acquisition Rights shall be extinguished and share acquisition rights of the Reorganized Company shall be newly issued. However, this is subject to the merger agreement, absorption- or incorporation-type company split agreement, share exchange agreement or share transfer agreement, as the case may be, containing provisions to the effect that share acquisition rights of the Reorganized Company shall be issued subject to the following conditions:

(1)	Number of share acquisition rights of the Reorganized Company to be delivered

The same number as the number of Remaining Share Acquisition Rights held by the relevant Share Acquisition Right Holders shall be delivered.

(2)       Class and number of shares of the Reorganized Company subject to share acquisition rights

The class of shares subject to the share acquisition rights shall be shares of the Reorganized Company’s common stock. The number of shares to be Granted upon the exercise of the share acquisition rights shall be determined in line with section 2 above by taking into account the conditions of the Reorganization, among other things.

(3)       Value of assets to be contributed upon the exercise of share acquisition rights

The value of assets to be contributed upon the exercise of the share acquisition rights to be delivered shall be the amount calculated by multiplying the post-reorganization exercise price specified below by the number of shares subject to the share acquisition rights. The post-reorganization exercise price shall be one (1) yen per share of the Reorganized Company to be Granted upon the exercise of the share acquisition rights to be delivered.

(4)       Exercise period for share acquisition rights

The share acquisition rights shall be exercisable during the period beginning on the later of (i) the first day of the exercise period for share acquisition rights specified in section 6 above or (ii) the effective date of the Reorganization, and ending on the last day of the period specified in section 6 above.

(5)       Matters concerning the acquisition of share acquisition rights

To be determined in line with section 8 above.

(6)       Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by means of transfer shall be subject to approval of the Reorganized Company’s board of directors (or directors if the Reorganized Company is not a company with board of directors).

(7)	Matters concerning increase in stated capital and legal capital surplus resulting from issuance of shares upon the exercise of share acquisition rights

To be determined in line with section 10 above.

12.       Treatment of fractions

It the number of shares to be Granted to a Share Acquisition Right Holder include any fraction less than one (1) share, the fraction shall be discarded.

End

Exhibit 2-(12)-2 to the Share Transfer Plan

Details of Shizuoka Financial Group, Inc. Twelfth Series of Share Acquisition Rights

1.       Name of share acquisition rights

Shizuoka Financial Group, Inc. Twelfth Series of Share Acquisition Rights

2.       Class and number of shares subject to share acquisition rights

The class of shares subject to the share acquisition rights shall be shares of the Company’s common stock. The total number of shares of the Company’s common stock to be newly issued or instead be transferred upon the exercise of one share acquisition right (such issuance or transfer is hereinafter referred to as “Grant”) shall be 100 shares.

In the event of a stock split or consolidation of the Company’s common stock after the date of allotment of the share acquisition rights, the number of shares subject to the share acquisition rights shall be adjusted using the following formula. However, such adjustment shall be made only for the number of shares subject to the share acquisition rights that have not been exercised at that point in time, with any fraction less than one share resulting from such adjustment to be discarded.

Number of shares after adjustment = Number of shares before adjustment x share split or consolidation ratio

In the event of the Company’s merger or company split (collectively, “Merger”) or allotment of shares without contribution or any other event requiring an adjustment of the number of shares subject to the share acquisition rights, in each case after the date of allotment of the share acquisition rights, the Company may adjust the number of shares subject to the share acquisition rights to a reasonable extent by taking into account, among other things, the conditions of the Merger or allotment of shares without contribution, as the case may be.

3.       Amount to be paid in for share acquisition rights

No payment of money shall be required.

4.       Date of allocation of share acquisition rights

October 3, 2022

5.       Value of assets to be contributed upon the exercise of share acquisition rights

The value of assets to be contributed upon the exercise of the share acquisition rights shall be the amount calculated by setting the price per share to be Granted upon the exercise of the share acquisition rights at one (1) yen and by multiplying this amount by the number of shares subject to the share acquisition rights.

6.       Exercise period for share acquisition rights

The share acquisition rights shall be exercisable during the period from October 3, 2022 to July 17, 2043. However, if the last day of the exercise period falls upon the Company’s holiday, the preceding business day shall be the last day of the exercise period.

7.       Conditions for the exercise of share acquisition rights

(1)	A Share Acquisition Right Holder shall be entitled to exercise his/her share acquisition rights only if such rights are exercised at any time during the period beginning on the date immediately following the date on which he/she no longer holds the office of director of The Shizuoka Bank, Ltd. and ending on the date on which ten (10) days have elapsed since the start date of the period. However, even if a Share Acquisition Right Holder holds the office of director of The Shizuoka Bank, Ltd., he/she is entitled to exercise his/her share acquisition rights on and after the date on which the exercise period for the share acquisition rights allotted to him/her will expire in less than three hundred and sixty-five (365) days.

(2)	A Share Acquisition Right Holder shall not be entitled to exercise his/her share acquisition rights in any of the following events:

(i)	The Share Acquisition Right Holder voluntarily resigns from the office of director of The Shizuoka Bank, Ltd. within one (1) year from the date of allotment of the share acquisition rights.

(ii)	The Share Acquisition Right Holder is removed from the office of director of The Shizuoka Bank, Ltd. on any of the following grounds:

A.	A material violation of law, or activities breaching any of the Company’s or The Shizuoka Bank, Ltd.’s policies due to intent or gross negligence.

B.	Employment with, or appointment as an officer of, another company during his/her term of office as a director of The Shizuoka Bank, Ltd. without the consent of the Company’s and The Shizuoka Bank, Ltd.’s representatives.

C.	Divulgence of the Company’s or The Shizuoka Bank Ltd.’s important secrets, or provision or acceptance of gifts in large amounts in connection with his/her duties, or disgrace on the Company or The Shizuoka Bank, Ltd., or activities causing considerable loss to the Company or The Shizuoka Bank, Ltd.

(iii)	Article 331, paragraph (1), item (iii) or (iv) of the Companies Act applies to the Share Acquisition Right Holder.

(iv)	The Share Acquisition Right Holder breaches any provision of the Share Acquisition Rights Allotment Agreement executed between the Company and the Share Acquisition Right Holder, or the Company’s Board of Directors finds that the Share Acquisition Right Holder has committed activities that seriously undermine the trust relationship with the Company or The Shizuoka Bank, Ltd.

(v)	The Share Acquisition Right Holder offers to relinquish all or part of his/her share acquisition rights using the form prescribed by the Company.

(3)	When a Share Acquisition Right Holder exercises his/her share acquisition rights, he/she shall exercise all of the share acquisition rights held by him/her at one time and shall not be entitled to exercise only a fraction of one share acquisition right.

(4)	Exercise of rights by heirs

(i)	All persons who succeed by inheritance to a Share Acquisition Right Holder’s share acquisition rights (“Successors of Rights”) shall exercise their rights to the share acquisition rights jointly through a representative of the Successors of Rights. In such case, all Share Acquisition Rights held by the Successors of Rights shall be exercised together at one time, with none of the Successors of Rights being entitled to exercise only a fraction of one share acquisition right.

(ii)	The Successors of Rights shall be entitled to exercise the share acquisition rights inherited from the Share Acquisition Right Holder only during the period beginning on the date immediately following the date of death of the Share Acquisition Right Holder and ending on the date on which six (6) months have elapsed since the start date of the period.

(5)	All other conditions shall be subject to the provisions of the Share Acquisition Rights Allotment Agreement executed between the Company and each Share Acquisition Right Holder.

8.       Matters concerning the acquisition of share acquisition rights

In any of the following events, the share acquisition rights held by a Share Acquisition Right Holder may be acquired by the Company without compensation at any time during the exercise period for the share acquisition rights specified in section 6 above:

(1)	The Share Acquisition Right Holder is no longer entitled to exercise the share acquisition rights under the provisions of section 7 above.

(2)	The Company’s General Meeting of Shareholders (or Board of Directors if approval of the General Meeting of Shareholders is not required) approves a proposal for a merger in which the Company is the merged company, except where the merger agreement provides that the surviving company’s share acquisition rights will be delivered.

(3)	The Company’s General Meeting of Shareholders (or Board of Directors if approval of the General Meeting of Shareholders is not required) approves a proposal for a share exchange or share transfer in which the Company is the wholly-owned subsidiary, except where the share exchange agreement or share transfer plan, as the case may be, provides that share acquisition rights of the company which becoming the wholly-owning parent company will be delivered.

9.       Restrictions on the transfer of share acquisition rights

Any acquisition of share acquisition rights by means of transfer shall be subject to approval of the Company’s Board of Directors.

10.	Matters concerning increase in stated capital and legal capital surplus in the case of issuance of shares upon the exercise of share acquisition rights

In the case of issuance of shares upon the exercise of share acquisition rights, the stated capital will increase by the amount calculated by multiplying the maximum amount of increase in stated capital calculated pursuant to Article 17, paragraph (1) of the Regulations on Corporate Accounting by a factor of 0.5, with any fraction less than one (1) yen resulting from the calculation to be rounded up to the nearest whole yen. The legal capital surplus shall increase as a result of the exercise of share acquisition rights by that maximum amount of increase in stated capital minus the amount credited to the stated capital.

11.       Treatment of share acquisition rights in case of reorganization

In the event of the Company’s merger (only if the Company becomes extinct as a result of the merger), absorption- or incorporation-type company split, share exchange or share transfer (collectively, “Reorganization”), share acquisition rights of the relevant stock company out of those stock companies set forth in Article 236, paragraph (1), item (viii) (a) through (e) of the Companies Act (each, the “Reorganized Company”), as the case may be, shall be delivered to all Share Acquisition Right Holders (if any) who hold remaining share acquisition rights (if any) as of the effective date of the Reorganization (“Remaining Share Acquisition Rights”), subject to the following conditions. In such case, the Remaining Share Acquisition Rights shall be extinguished and share acquisition rights of the Reorganized Company shall be newly issued. However, this is subject to the merger agreement, absorption- or incorporation-type company split agreement, share exchange agreement or share transfer agreement, as the case may be, containing provisions to the effect that share acquisition rights of the Reorganized Company shall be issued subject to the following conditions:

(1)	Number of share acquisition rights of the Reorganized Company to be delivered

The same number as the number of Remaining Share Acquisition Rights held by the relevant Share Acquisition Right Holders shall be delivered.

(2)       Class and number of shares of the Reorganized Company subject to share acquisition rights

The class of shares subject to the share acquisition rights shall be shares of the Reorganized Company’s common stock. The number of shares to be Granted upon the exercise of the share acquisition rights shall be determined in line with section 2 above by taking into account the conditions of the Reorganization, among other things.

(3)       Value of assets to be contributed upon the exercise of share acquisition rights

The value of assets to be contributed upon the exercise of the share acquisition rights to be delivered shall be the amount calculated by multiplying the post-reorganization exercise price specified below by the number of shares subject to the share acquisition rights. The post-reorganization exercise price shall be one (1) yen per share of the Reorganized Company to be Granted upon the exercise of the share acquisition rights to be delivered.

(4)       Exercise period for share acquisition rights

The share acquisition rights shall be exercisable during the period beginning on the later of (i) the first day of the exercise period for share acquisition rights specified in section 6 above or (ii) the effective date of the Reorganization, and ending on the last day of the period specified in section 6 above.

(5)       Matters concerning the acquisition of share acquisition rights

To be determined in line with section 8 above.

(6)       Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by means of transfer shall be subject to approval of the Reorganized Company’s board of directors (or directors if the Reorganized Company is not a company with board of directors).

(7)	Matters concerning increase in stated capital and legal capital surplus resulting from issuance of shares upon the exercise of share acquisition rights

To be determined in line with section 10 above.

12.       Treatment of fractions

It the number of shares to be Granted to a Share Acquisition Right Holder include any fraction less than one (1) share, the fraction shall be discarded.

End

Exhibit 2-(13)-1 to the Share Transfer Plan

Details of The Shizuoka Bank, Ltd. Thirteenth Series of Share Acquisition Rights

1.       Name of share acquisition rights

The Shizuoka Bank, Ltd. Thirteenth Series of Share Acquisition Rights

2.       Class and number of shares subject to share acquisition rights

The class of shares subject to the share acquisition rights shall be shares of the Bank’s common stock. The total number of shares of the Bank’s common stock to be newly issued or instead be transferred upon the exercise of one share acquisition right (such issuance or transfer is hereinafter referred to as “Grant”) shall be 100 shares.

In the event of a stock split or consolidation of the Bank’s common stock after the date of allotment of the share acquisition rights, the number of shares subject to the share acquisition rights shall be adjusted using the following formula. However, such adjustment shall be made only for the number of shares subject to the share acquisition rights that have not been exercised at that point in time, with any fraction less than one share resulting from such adjustment to be discarded.

Number of shares after adjustment = Number of shares before adjustment x share split or consolidation ratio

In the event of the Bank’s merger or company split (collectively, “Merger”) or allotment of shares without contribution or any other event requiring an adjustment of the number of shares subject to the share acquisition rights, in each case after the date of allotment of the share acquisition rights, the Bank may adjust the number of shares subject to the share acquisition rights to a reasonable extent by taking into account, among other things, the conditions of the Merger or allotment of shares without contribution, as the case may be.

3.       Amount to be paid in for share acquisition rights

The amount to be paid in shall be the value of the share acquisition rights computed by the Black-Scholes model on the date of allotment of the share acquisition rights. Persons to whom share acquisition rights are allotted (“Share Acquisition Right Holders”) shall set off their claims for compensation payable by the Bank against their obligations to pay the amount to be paid in.

4.       Date of allocation of share acquisition rights

July 16, 2019

5.       Value of assets to be contributed upon the exercise of share acquisition rights

The value of assets to be contributed upon the exercise of the share acquisition rights shall be the amount calculated by setting the price per share to be Granted upon the exercise of the share acquisition rights at one (1) yen and by multiplying this amount by the number of shares subject to the share acquisition rights.

6.       Exercise period for share acquisition rights

The share acquisition rights shall be exercisable during the period from July 17, 2019 to July 16, 2044. However, if the last day of the exercise period falls upon the Bank’s holiday, the preceding business day shall be the last day of the exercise period.

7.       Conditions for the exercise of share acquisition rights

(1)	A Share Acquisition Right Holder shall be entitled to exercise his/her share acquisition rights only if such rights are exercised at any time during the period beginning on the date immediately following the date on which he/she no longer holds the office of director of the Bank and ending on the date on which ten (10) days have elapsed since the start date of the period. However, even if a Share Acquisition Right Holder holds the office of director, he/she is entitled to exercise his/her share acquisition rights on and after the date on which the exercise period for the share acquisition rights allotted to him/her will expire in less than three hundred and sixty-five (365) days.

(2)	A Share Acquisition Right Holder shall not be entitled to exercise his/her share acquisition rights in any of the following events:

(i)	The Share Acquisition Right Holder voluntarily resigns from the office of director within one (1) year from the date of allotment of the share acquisition rights.

(ii)	The Share Acquisition Right Holder is removed from the office of director of the Bank on any of the following grounds:

A.	A material violation of law, or activities breaching any of the Bank’s policies due to intent or gross negligence.

B.	Employment with, or appointment as an officer of, another company during his/her term of office as a director of the Bank, without the consent of the Bank’s representative.

C.	Divulgence of the Bank’s important secrets, or provision or acceptance of gifts in large amounts in connection with his/her duties, or disgrace on the Bank, or activities causing considerable loss to the Bank.

(iii)	Article 331, paragraph (1), item (iii) or (iv) of the Companies Act applies to the Share Acquisition Right Holder.

(iv)	The Bank’s Board of Directors finds that the Share Acquisition Right Holder has committed activities that seriously undermine the trust relationship with the Bank.

(v)	The Share Acquisition Right Holder offers to relinquish all or part of his/her share acquisition rights using the form prescribed by the Bank.

(3)	When a Share Acquisition Right Holder exercises his/her share acquisition rights, he/she shall exercise all of the share acquisition rights held by him/her at one time and shall not be entitled to exercise only a fraction of one share acquisition right.

(4)	Exercise of rights by heirs

(i)	All persons who succeed by inheritance to a Share Acquisition Right Holder’s share acquisition rights (“Successors of Rights”) shall exercise their rights to the share acquisition rights jointly through a representative of the Successors of Rights. In such case, all Share Acquisition Rights held by the Successors of Rights shall be exercised together at one time, with none of the Successors of Rights being entitled to exercise only a fraction of one share acquisition right.

(ii)	The Successors of Rights shall be entitled to exercise the share acquisition rights inherited from the Share Acquisition Right Holder only during the period beginning on the date immediately following the date of death of the Share Acquisition Right Holder and ending on the date on which six (6) months have elapsed since the start date of the period.

8.	Matters concerning the acquisition of share acquisition rights

In any of the following events, the share acquisition rights held by a Share Acquisition Right Holder may be acquired by the Bank without compensation at any time during the exercise period for the share acquisition rights specified in section 6 above:

(1)	The Share Acquisition Right Holder is no longer entitled to exercise the share acquisition rights under the provisions of section 7 above.

(2)	The Bank’s General Meeting of Shareholders (or Board of Directors if approval of the General Meeting of Shareholders is not required) approves a proposal for a merger in which the Bank is the merged company, except where the merger agreement provides that the surviving company’s share acquisition rights will be delivered.

(3)	The Bank’s General Meeting of Shareholders (or Board of Directors if approval of the General Meeting of Shareholders is not required) approves a proposal for a share exchange or share transfer in which the Bank is the wholly-owned subsidiary, except where the share exchange agreement or share transfer plan, as the case may be, provides that share acquisition rights of the company which becoming the wholly-owning parent company will be delivered.

9.       Restrictions on the transfer of share acquisition rights

Any acquisition of share acquisition rights by means of transfer shall be subject to approval of the Bank’s Board of Directors.

10.	Matters concerning increase in stated capital and legal capital surplus in the case of issuance of shares upon the exercise of share acquisition rights

In the case of issuance of shares upon the exercise of share acquisition rights, the stated capital will increase by the amount calculated by multiplying the maximum amount of increase in stated capital calculated pursuant to Article 17, paragraph (1) of the Regulations on Corporate Accounting by a factor of 0.5, with any fraction less than one (1) yen resulting from the calculation to be rounded up to the nearest whole yen. The legal capital surplus shall increase as a result of the exercise of share acquisition rights by that maximum amount of increase in stated capital minus the amount credited to the stated capital.

11.       Treatment of share acquisition rights in case of a reorganization

In the event of the Bank’s merger (only if the Bank becomes extinct as a result of the merger), absorption- or incorporation-type company split, share exchange or share transfer (each, a “Reorganization”), share acquisition rights of the relevant stock company out of those stock companies set forth in Article 236, paragraph (1), item (viii) (a) through (e) of the Companies Act (each, the “Reorganized Company”), as the case may be, shall be delivered to all Share Acquisition Right Holders (if any) who hold remaining share acquisition rights (if any) as of the effective date of the Reorganization (“Remaining Share Acquisition Rights”), subject to the following conditions. In such case, the Remaining Share Acquisition Rights shall be extinguished and share acquisition rights of the Reorganized Company shall be newly issued. However, this is subject to the merger agreement, absorption- or incorporation-type company split agreement, share exchange agreement or share transfer agreement, as the case may be, containing provisions to the effect that share acquisition rights of the Reorganized Company shall be issued subject to the following conditions:

(1)	Number of share acquisition rights of the Reorganized Company to be delivered

The same number as the number of Remaining Share Acquisition Rights held by the relevant Share Acquisition Right Holders shall be delivered.

(2)       Class and number of shares of the Reorganized Company subject to share acquisition rights

The class of shares subject to the share acquisition rights shall be shares of the Reorganized Company’s common stock. The number of shares to be Granted upon the exercise of the share acquisition rights shall be determined in line with section 2 above by taking into account the conditions of the Reorganization, among other things.

(3)       Value of assets to be contributed upon the exercise of share acquisition rights

The value of assets to be contributed upon the exercise of the share acquisition rights to be delivered shall be the amount calculated by multiplying the post-reorganization exercise price specified below by the number of shares subject to the share acquisition rights. The post-reorganization exercise price shall be one (1) yen per share of the Reorganized Company to be Granted upon the exercise of the share acquisition rights to be delivered.

(4)       Exercise period for share acquisition rights

The share acquisition rights shall be exercisable during the period beginning on the later of (i) the first day of the exercise period for share acquisition rights specified in section 6 above or (ii) the effective date of the Reorganization, and ending on the last day of the period specified in section 6 above.

(5)       Matters concerning the acquisition of share acquisition rights

To be determined in line with section 8 above.

(6)       Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by means of transfer shall be subject to approval of the Reorganized Company’s board of directors (or directors if the Reorganized Company is not a company with board of directors).

(7)	Matters concerning increase in stated capital and legal capital surplus resulting from issuance of shares upon the exercise of share acquisition rights

To be determined in line with section 10 above.

12.       Treatment of fractions

It the number of shares to be Granted to a Share Acquisition Right Holder include any fraction less than one (1) share, the fraction shall be discarded.

End

Exhibit 2-(13)-2 to the Share Transfer Plan

Details of Shizuoka Financial Group, Inc. Thirteenth Series of Share Acquisition Rights

1.       Name of share acquisition rights

Shizuoka Financial Group, Inc. Thirteenth Series of Share Acquisition Rights

2.       Class and number of shares subject to share acquisition rights

The class of shares subject to the share acquisition rights shall be shares of the Company’s common stock. The total number of shares of the Company’s common stock to be newly issued or instead be transferred upon the exercise of one share acquisition right (such issuance or transfer is hereinafter referred to as “Grant”) shall be 100 shares.

In the event of a stock split or consolidation of the Company’s common stock after the date of allotment of the share acquisition rights, the number of shares subject to the share acquisition rights shall be adjusted using the following formula. However, such adjustment shall be made only for the number of shares subject to the share acquisition rights that have not been exercised at that point in time, with any fraction less than one share resulting from such adjustment to be discarded.

Number of shares after adjustment = Number of shares before adjustment x share split or consolidation ratio

In the event of the Company’s merger or company split (collectively, “Merger”) or allotment of shares without contribution or any other event requiring an adjustment of the number of shares subject to the share acquisition rights, in each case after the date of allotment of the share acquisition rights, the Company may adjust the number of shares subject to the share acquisition rights to a reasonable extent by taking into account, among other things, the conditions of the Merger or allotment of shares without contribution, as the case may be.

3.       Amount to be paid in for share acquisition rights

No payment of money shall be required.

4.       Date of allocation of share acquisition rights

October 3, 2022

5.       Value of assets to be contributed upon the exercise of share acquisition rights

The value of assets to be contributed upon the exercise of the share acquisition rights shall be the amount calculated by setting the price per share to be Granted upon the exercise of the share acquisition rights at one (1) yen and by multiplying this amount by the number of shares subject to the share acquisition rights.

6.       Exercise period for share acquisition rights

The share acquisition rights shall be exercisable during the period from October 3, 2022 to July 16, 2044. However, if the last day of the exercise period falls upon the Company’s holiday, the preceding business day shall be the last day of the exercise period.

7.       Conditions for the exercise of share acquisition rights

(1)	A Share Acquisition Right Holder shall be entitled to exercise his/her share acquisition rights only if such rights are exercised at any time during the period beginning on the date immediately following the date on which he/she no longer holds the office of director of The Shizuoka Bank, Ltd. and ending on the date on which ten (10) days have elapsed since the start date of the period. However, even if a Share Acquisition Right Holder holds the office of director of The Shizuoka Bank, Ltd., he/she is entitled to exercise his/her share acquisition rights on and after the date on which the exercise period for the share acquisition rights allotted to him/her will expire in less than three hundred and sixty-five (365) days.

(2)	A Share Acquisition Right Holder shall not be entitled to exercise his/her share acquisition rights in any of the following events:

(i)	The Share Acquisition Right Holder voluntarily resigns from the office of director of The Shizuoka Bank, Ltd. within one (1) year from the date of allotment of the share acquisition rights.

(ii)	The Share Acquisition Right Holder is removed from the office of director of The Shizuoka Bank, Ltd. on any of the following grounds:

A.	A material violation of law, or activities breaching any of the Company’s or The Shizuoka Bank, Ltd.’s policies due to intent or gross negligence.

B.	Employment with, or appointment as an officer of, another company during his/her term of office as a director of The Shizuoka Bank, Ltd. without the consent of the Company’s and The Shizuoka Bank, Ltd.’s representatives.

C.	Divulgence of the Company’s or The Shizuoka Bank Ltd.’s important secrets, or provision or acceptance of gifts in large amounts in connection with his/her duties, or disgrace on the Company or The Shizuoka Bank, Ltd., or activities causing considerable loss to the Company or The Shizuoka Bank, Ltd.

(iii)	Article 331, paragraph (1), item (iii) or (iv) of the Companies Act applies to the Share Acquisition Right Holder.

(iv)	The Share Acquisition Right Holder breaches any provision of the Share Acquisition Rights Allotment Agreement executed between the Company and the Share Acquisition Right Holder, or the Company’s Board of Directors finds that the Share Acquisition Right Holder has committed activities that seriously undermine the trust relationship with the Company or The Shizuoka Bank, Ltd.

(v)	The Share Acquisition Right Holder offers to relinquish all or part of his/her share acquisition rights using the form prescribed by the Company.

(3)	When a Share Acquisition Right Holder exercises his/her share acquisition rights, he/she shall exercise all of the share acquisition rights held by him/her at one time and shall not be entitled to exercise only a fraction of one share acquisition right.

(4)	Exercise of rights by heirs

(i)	All persons who succeed by inheritance to a Share Acquisition Right Holder’s share acquisition rights (“Successors of Rights”) shall exercise their rights to the share acquisition rights jointly through a representative of the Successors of Rights. In such case, all Share Acquisition Rights held by the Successors of Rights shall be exercised together at one time, with none of the Successors of Rights being entitled to exercise only a fraction of one share acquisition right.

(ii)	The Successors of Rights shall be entitled to exercise the share acquisition rights inherited from the Share Acquisition Right Holder only during the period beginning on the date immediately following the date of death of the Share Acquisition Right Holder and ending on the date on which six (6) months have elapsed since the start date of the period.

(5)	All other conditions shall be subject to the provisions of the Share Acquisition Rights Allotment Agreement executed between the Company and each Share Acquisition Right Holder.

8.       Matters concerning the acquisition of share acquisition rights

In any of the following events, the share acquisition rights held by a Share Acquisition Right Holder may be acquired by the Company without compensation at any time during the exercise period for the share acquisition rights specified in section 6 above:

(1)	The Share Acquisition Right Holder is no longer entitled to exercise the share acquisition rights under the provisions of section 7 above.

(2)	The Company’s General Meeting of Shareholders (or Board of Directors if approval of the General Meeting of Shareholders is not required) approves a proposal for a merger in which the Company is the merged company, except where the merger agreement provides that the surviving company’s share acquisition rights will be delivered.

(3)	The Company’s General Meeting of Shareholders (or Board of Directors if approval of the General Meeting of Shareholders is not required) approves a proposal for a share exchange or share transfer in which the Company is the wholly-owned subsidiary, except where the share exchange agreement or share transfer plan, as the case may be, provides that share acquisition rights of the company which becoming the wholly-owning parent company will be delivered.

9.       Restrictions on the transfer of share acquisition rights

Any acquisition of share acquisition rights by means of transfer shall be subject to approval of the Company’s Board of Directors.

10.	Matters concerning increase in stated capital and legal capital surplus in the case of issuance of shares upon the exercise of share acquisition rights

In the case of issuance of shares upon the exercise of share acquisition rights, the stated capital will increase by the amount calculated by multiplying the maximum amount of increase in stated capital calculated pursuant to Article 17, paragraph (1) of the Regulations on Corporate Accounting by a factor of 0.5, with any fraction less than one (1) yen resulting from the calculation to be rounded up to the nearest whole yen. The legal capital surplus shall increase as a result of the exercise of share acquisition rights by that maximum amount of increase in stated capital minus the amount credited to the stated capital.

11.       Treatment of share acquisition rights in case of reorganization

In the event of the Company’s merger (only if the Company becomes extinct as a result of the merger), absorption- or incorporation-type company split, share exchange or share transfer (collectively, “Reorganization”), share acquisition rights of the relevant stock company out of those stock companies set forth in Article 236, paragraph (1), item (viii) (a) through (e) of the Companies Act (each, the “Reorganized Company”), as the case may be, shall be delivered to all Share Acquisition Right Holders (if any) who hold remaining share acquisition rights (if any) as of the effective date of the Reorganization (“Remaining Share Acquisition Rights”), subject to the following conditions. In such case, the Remaining Share Acquisition Rights shall be extinguished and share acquisition rights of the Reorganized Company shall be newly issued. However, this is subject to the merger agreement, absorption- or incorporation-type company split agreement, share exchange agreement or share transfer agreement, as the case may be, containing provisions to the effect that share acquisition rights of the Reorganized Company shall be issued subject to the following conditions:

(1)	Number of share acquisition rights of the Reorganized Company to be delivered

The same number as the number of Remaining Share Acquisition Rights held by the relevant Share Acquisition Right Holders shall be delivered.

(2)       Class and number of shares of the Reorganized Company subject to share acquisition rights

The class of shares subject to the share acquisition rights shall be shares of the Reorganized Company’s common stock. The number of shares to be Granted upon the exercise of the share acquisition rights shall be determined in line with section 2 above by taking into account the conditions of the Reorganization, among other things.

(3)       Value of assets to be contributed upon the exercise of share acquisition rights

The value of assets to be contributed upon the exercise of the share acquisition rights to be delivered shall be the amount calculated by multiplying the post-reorganization exercise price specified below by the number of shares subject to the share acquisition rights. The post-reorganization exercise price shall be one (1) yen per share of the Reorganized Company to be Granted upon the exercise of the share acquisition rights to be delivered.

(4)       Exercise period for share acquisition rights

The share acquisition rights shall be exercisable during the period beginning on the later of (i) the first day of the exercise period for share acquisition rights specified in section 6 above or (ii) the effective date of the Reorganization, and ending on the last day of the period specified in section 6 above.

(5)       Matters concerning the acquisition of share acquisition rights

To be determined in line with section 8 above.

(6)       Restrictions on transfer of share acquisition rights

Any acquisition of share acquisition rights by means of transfer shall be subject to approval of the Reorganized Company’s board of directors (or directors if the Reorganized Company is not a company with board of directors).

(7)	Matters concerning increase in stated capital and legal capital surplus resulting from issuance of shares upon the exercise of share acquisition rights

To be determined in line with section 10 above.

12.       Treatment of fractions

It the number of shares to be Granted to a Share Acquisition Right Holder include any fraction less than one (1) share, the fraction shall be discarded.

End

Exhibit 3-(1) to the Share Transfer Plan

The Shizuoka Bank, Ltd.

Details of EUR/USD Denominated Convertible Bonds with Share Acquisition Rights Subject to Call Due 2023

1.	Name of bonds

The Shizuoka Bank, Ltd. EUR/USD Denominated Convertible Bonds with Share Acquisition Rights Subject to Call Due 2023 (“Bonds with Share Acquisition Rights,” with the bonds portion and the share acquisition rights portion of the Bonds with Share Acquisition Rights being hereinafter referred to as the “Bonds” and the “Share Acquisition Rights,” respectively).

2.	Matters concerning the Share Acquisition Rights

(1)       Class, description, and number of shares subject to the Share Acquisition Rights

The class and description of shares subject to the Share Acquisition Rights shall be shares of the Bank’s common stock (share unit number: 100 shares). The number of shares of the Bank’s common stock to be delivered by the Bank upon the exercise of Share Acquisition Rights shall be the quotient obtained by dividing: (I) the total of the face values of the Bonds covered by the exercise request, by (II) the conversion price specified in (3) below. However, any fraction less than one (1) share resulting from the exercise shall be discarded without any cash adjustment.

(2)       Total number of Share Acquisition Rights

The total of: (I) three thousand (3,000) units; and (II) the number of units calculated by dividing (i) the total of the face values of the Bonds represented by, if any, the Substitute Certificates of Bonds with Share Acquisition Rights (meaning certificates of bonds with share acquisition rights to be issued in the event of loss, theft or destruction of Certificates of Bonds with Share Acquisition Rights (as defined in section 3 (7) below), subject to appropriate proof and compensation; the same applies hereinafter), by (ii) one hundred thousand U.S. dollars (USD100,000).

(3)       Description and value of assets to be contributed upon the exercise of Share Acquisition Rights

(A)	Upon the exercise of a Share Acquisition Right, the Bond to which the Share Acquisition Right is attached shall be contributed. The value of such Bond shall be the same as its face amount.

(B)	The conversion price shall be USD13.876.

(C)	The conversion price shall be adjusted using the following formula if, after issuance of the Bonds with Share Acquisition Rights, the Bank issues shares of the Bank’s common stock at a paid-in amount below the fair value of the Bank’s common stock or disposes of shares of the Bank’s common stock held by the Bank. In the formula below, “Number of existing issued shares” means the total number of issued shares (excluding those held by the Bank) of the Bank’s common stock.

				Number of existing issued shares	＋	Number of shares issued or disposed of x Paid-in amount per share
Conversion price after adjustment	＝	Conversion price before adjustment	×			Fair value
Number of existing issued shares + Number of shares issued or disposed of

The conversion price shall be adjusted as appropriate in the event of: a share split or share consolidation of the Bank’s common stock; distribution of certain dividends of surplus; issuance of share acquisition rights (including those attached to bonds with share acquisition rights) which entitle their holders to claim delivery of shares of the Bank’s common stock at a price below the fair value of the Bank’s common stock; or occurrence of any of certain other events.

(4)       Increase in stated capital and legal capital surplus in the case of issuance of shares upon the exercise of Share Acquisition Rights

In the case of issuance of shares upon the exercise of Share Acquisition Rights, the stated capital shall increase by the amount calculated by multiplying the maximum amount of increase in stated capital calculated as set forth in Article 17 of the Regulations on Corporate Accounting by a factor of 0.5, with any fraction less than one (1) yen resulting from the calculation to be rounded up to the nearest whole yen. The amount of increase in legal capital surplus shall be that maximum amount of increase in stated capital minus the amount of increase in stated capital.

(5)       Exercise period for Share Acquisition Rights

The Share Acquisition Rights shall be exercisable during the period from February 8, 2018 to January 11, 2023 (local time at the location where exercise requests are received). However, (I) in the case of early redemption of Bonds as described in section 3 (4)(A) or (B) below, the exercise period shall end on the third (3rd) business day prior to the date of redemption in Tokyo (except for Share Acquisition Rights, if any, which are attached to Bonds whose holder has opted not to accept the early redemption as set forth in section 3 (4)(B) below or for which the Exercise Acquisition Date (as defined in (7)(A) below) falls within the period from and including the second (2nd) business day prior to the date of redemption in Tokyo to and excluding the date of redemption); (II) in the case of the Bank’s acquisition of Bonds with Share Acquisition Rights as described in (7)(A) or (B) below, the exercise period shall end upon cancellation of the Bonds; (III) in the case of early redemption of Bonds as described in section 3 (4)(C), (D) or (E) below, the exercise period shall end on third (3rd) business day prior to the date of redemption in Tokyo (except for Share Acquisition Rights, if any, which are attached to Bonds for which the Exercise Acquisition Date falls after the third (3rd) business day prior to the date of redemption in Tokyo); (IV) in the case of purchase and cancellation of Bonds as described in section 3 (5) below, the exercise period shall end upon cancellation of the Bonds; and (V) in the case of acceleration of Bonds as described in section 3 (6) below, the exercise period shall end upon the acceleration. In any of the cases listed above, no Share Acquisition Rights shall be exercisable after January 11, 2023 (local time at the location where exercise requests are received).

Notwithstanding the above, if the Deposit Date (as defined below) relevant to a request for exercise of Share Acquisition Rights falls within the period beginning on the record date for payment of interest on the Bonds and ending on the Interest Payment Date (as defined in section 3 (2)(B) below), the Share Acquisition Rights shall not be exercisable.

In the case of acquisition of Bonds with Share Acquisition Rights in response to a request for exercise of Share Acquisition Rights as described in (7)(A) below, the Share Acquisition Rights attached to the Bonds with Share Acquisition Rights shall not be exercisable at any time during the period from and excluding the Deposit Date to and including the Exercise Acquisition Date. In the case of acquisition of Bonds with Share Acquisition Rights remaining at the Bank’s discretion as described in (7)(B) below, the Share Acquisition Rights shall not be exercisable at any time during the period from and excluding October 25, 2022 to and including the Acquisition Due Date (as defined in (7)(B) below). If reasonably deemed necessary by the Bank in order to implement the Bank’s Reorganization (as defined in section 3 (4)(C) below), and: (I) if the Deposit Date is no later than October 25, 2022, the Share Acquisition Rights shall not be exercisable during the period designated by the Bank and beginning on or after the thirty-fifth (35th) calendar day prior to the date immediately preceding the business day in Tokyo immediately preceding the effective date of the Reorganization and ending on or before the fourteenth (14th) day following the date immediately following the effective date of the Reorganization; or (II) if the Deposit Date is no earlier than October 26, 2022, the Share Acquisition Rights shall not be exercisable during the period of no more than thirty (30) days designated by the Bank and beginning on the date immediately following the effective date of the Reorganization and ending on or before the fourteenth (14th) day following the date immediately following the effective date of the Reorganization.

If the Deposit Date is no later than October 25, 2022, and: (I) if notice of a redemption is given pursuant to section 3 (4)(A) or (B) below, the Share Acquisition Rights shall not be exercisable during the period from and including the thirty-fifth (35th) calendar day prior to the third (3rd) business day in Tokyo prior to the date of redemption to and including the date of redemption (except for Share Acquisition Rights, if any, which are attached to Bonds whose holder has opted not to accept the early redemption as set forth in section 3 (4)(B) below); or (II) if notice of a redemption is given pursuant to section 3 (4)(C), (D) or (E) below, the Share Acquisition Rights shall not be exercisable during the period from and excluding the third (3rd) business day in Luxembourg and Tokyo following the date of such notice of a redemption and to and including the date of redemption.

If the Deposit Date is no earlier than October 26, 2022 and if the calendar day in Japan on which the exercise of the Share Acquisition Rights becomes effective (or the following business day in Tokyo if such calendar day is not a business day in Tokyo) falls within the period beginning on the second (2nd) business day in Japan prior to the record date set by the Bank or any other date set to determine shareholders in connection with Article 151, paragraph (1) of the Act on Book-Entry Transfer of Corporate Bonds and Shares (collectively with the record date set by the Bank, the “Shareholder Determination Date”) (or the third (3rd) business day in Tokyo prior to the Shareholder Determination Date if the Shareholder Determination Date is not a business day in Tokyo) and ending on such Shareholder Determination Date (or the following business day in Tokyo if the Shareholder Determination Date is not a business day in Tokyo), the Share Acquisition Rights shall not be exercisable. However, in the event of changes in Japanese laws, regulations or customs relating to the delivery of shares involved in the exercise of share acquisition rights through the transfer system under the Act on Book-Entry Transfer of Corporate Bonds and Shares, the Bank may modify the restrictions on the exercise period for Share Acquisition Rights set forth in this paragraph to reflect such changes.

“Deposit Date” means the date on which the Certificates of Bonds with Share Acquisition Rights and other documents necessary for a request for the exercise of Share Acquisition Rights have been deposited with the agent for payment and receipt of requests for exercise of share acquisition rights specified in section 3 (9) below and on which all other conditions for a request for exercise of Share Acquisition Rights (including the conditions specified in (6) below) have been satisfied.

(6)       Other conditions for the exercise of Share Acquisition Rights

(A)	No partial exercise of a Share Acquisition Right shall be allowed.

(B)	Until October 25, 2022, the holders of the Bonds with Share Acquisition Rights shall be entitled to exercise their Share Acquisition Rights: (I) only if (i) the amount calculated by (a) converting the Closing Price (as defined below) of the Bank’s common stock on each of the twenty (20) consecutive Trading Days (as defined below) ending on the last Trading Day of a quarter to U.S. dollar at the Exchange Rate (as defined below) on the same each Trading Day, and (b) rounding the resulting U.S. dollar amount to three decimal places, exceeds (ii) the amount (rounded to three decimal places) calculated by multiplying (a) the conversion price applicable to such last Trading Day by (b) the conversion restriction level applicable to the relevant quarter as specified in the table below; and (II) only during the period beginning on the first day of the following quarter (or February 8, 2018 in case of the quarter beginning on January 1, 2018) and ending on the last day of the same quarter (or October 25, 2022 in case of the quarter beginning on October 1, 2022).

Quarters	Conversion restriction level
Quarters ending no later than December 31, 2018	200%
Quarters in 2019	180%
Quarters in 2020	160%
Quarters in 2021	140%
Quarters in 2022	130%

However, the conditions for the exercise of Share Acquisition Rights set forth in this item (B) shall not apply during the periods specified in (I), (II), and (III) below:

(I) Any period during which: (ⅰ) the Bank’s long-term senior debt is rated below Baa3 by Moody’s Japan K.K. or its successor rating agency (collectively, “Moody’s”), or such rating is suspended or withdrawn, or such rating is no longer assigned by Moody’s; (ⅱ) the Bank’s long-term senior debt is rated below BBB- by S&P Global Rating Japan Inc. or its successor rating agency (collectively, “S&P”), or such rating is suspended or withdrawn, or such rating is no longer assigned by S&P; and (ⅲ) the Bank’s long-term senior debt is rated below BBB- by Rating and Investment Information, Inc. or its successor rating agency (collectively, “R&I”), or such rating is suspended or withdrawn, or such rating is no longer assigned by R&I.

(II) Any period on and after the day on which the Bank gives notice of an early redemption as described in section 3 (4) below to the holders of the Bonds with Share Acquisition Rights and the trustee company (except for Share Acquisition Rights, if any, which are attached to Bonds whose holder has opted not to accept the early redemption as set forth in section 3 (4)(B) below).

(III) Any period (i) from and including the date on which the Bank gives notice of a Reorganization to the holders of the Bonds with Share Acquisition Rights pursuant to the terms and conditions of the Bonds with Share Acquisition Rights (ii) to and including the effective date of the Reorganization, unless the Bank prohibits the exercise of Share Acquisition Rights as set forth in (5) above.

“Trading Day” means any day on which Tokyo Stock Exchange, Inc. is open for business and does not include any day on which no Closing Price is published.

“Closing Price” of the Bank’s common stock on a certain day means the last price at which the Bank’s common stock trades during the regular trading session at Tokyo Stock Exchange, Inc. on that day.

“Exchange Rate” on a certain day means the spot foreign exchange rate for that day and is set at the middle rate of the USD/JPY spot foreign exchange rate on the Reuters Screen Page “JPNU” (or its replacement page, if any, displaying the USD/JPY exchange rate) as at 3:00 p.m. (Japan time) on that day. If such rate is not displayed on the Reuters Screen Page, “Exchange Rate” means the rate determined in good faith and commercially reasonably by the agent for payment and receipt of requests for exercise of share acquisition rights specified in section 3 (9) below.

(C)	Until October 25, 2022, the holders of the Bonds with Share Acquisition Rights shall be entitled to exercise their Share Acquisition Rights only if (I) the amount calculated by (i) converting the most recent Closing Price of the Bank’s common stock available on the Deposit Date to U.S. dollar at the Exchange Rate on such Deposit Date, and (ii) rounding the resulting U.S. dollar amount to three decimal places, does not fall below (II) the conversion price applicable to such Deposit Date.

(7)       Acquisition of Bonds with Share Acquisition Rights by the Bank

(A)	Acquisition of Bonds with Share Acquisition Rights in response to requests for exercise of Share Acquisition Rights

If the Deposit Date relevant to Share Acquisition Rights whose exercise is requested by a holder of Bonds with Share Acquisition Rights falls within the period specified in (5) above and is no later than October 25, 2022, the Bank shall, on the thirty-fifth (35th) calendar day following such Deposit Date (such calendar day, the “Exercise Acquisition Date”), acquire all Bonds with Share Acquisition Rights for which the requirements for an exercise request have been satisfied on the Deposit Date, and shall deliver the Exercise Acquisition Delivery Assets (as defined below) to the holder of the Bonds with Share Acquisition Rights in exchange for the Bonds with Share Acquisition Rights so acquired by the Bank.

“Exercise Acquisition Delivery Assets” means, for each Bond with Share Acquisition Rights: (I) the sum of money equivalent to the face value of the Bond; and (II) such number of shares of the Bank’s common stock as is obtained by (i) subtracting (a) the amount equivalent to the face value of the Bond from (b) the Exercise Acquisition Conversion Value (as defined below), and (only if the result is a positive value) (ii) dividing the balance by the Exercise Acquisition Average VWAP Per Share (as defined below), followed by (iii) discarding any fraction less than one (1) share, without any cash adjustment.

“Exercise Acquisition Average VWAP Per Share” means the average (rounded to three decimal places) of the amounts calculated by: (I) converting (i) the respective volume weighted average prices (“VWAP”) of the Bank’s common stock published by Tokyo Stock Exchange, Inc. on the Trading Days during the period of ten (10) consecutive Trading Days from and including the second (2nd) Trading Day following the Deposit Date (such period, the “Exercise Acquisition-Related VWAP Period”), to (ii) U.S. dollar at the respective Exchange Rates on those Trading Days; and (II) rounding the resulting U.S. dollar amounts to three decimal places. As per the terms and conditions of the Bonds with Share Acquisition Rights, if any of the events requiring adjustment of the conversion price as set forth in (3)(C) above arises, the Exercise Acquisition Average VWAP Per Share shall also be adjusted as appropriate.

“Exercise Acquisition Conversion Value” means the value calculated by the following formula:

Face value of a Bond	×	Exercise Acquisition Average VWAP Per Share
Conversion Price on Exercise Acquisition Last Day

In the above formula, “Conversion Price on Exercise Acquisition Last Day” means the conversion price on the last day of the Exercise Acquisition-Related VWAP Period. As per the terms and conditions of the Bonds with Share Acquisition Rights, if any of the events requiring adjustment of the conversion price as set forth in (3)(C) above arises, the Conversion Price on Exercise Acquisition Last Day shall also be adjusted as appropriate.

(B)	Acquisition of remaining Bonds with Share Acquisition Rights at the Bank’s discretion

At any time during the period from January 25, 2022 to October 11, 2022, the Bank shall be entitled to give the holders of Bonds with Share Acquisition Rights and the trustee company notice to the effect that the Bank will acquire all (but not part) of the Bonds with Share Acquisition Rights remaining as of January 5, 2023 (the “Acquisition Due Date”) (“Acquisition Notice”).

On the Acquisition Due Date, the Bank shall acquire all of such Bonds with Share Acquisition Rights and shall deliver the Delivery Assets (as defined below) to the holders of the Bonds with Share Acquisition Rights in exchange for the Bonds with Share Acquisition Rights so acquired by the Bank. In such case, the Bank shall pay accrued interest up to, but not including, the Acquisition Due Date.

The Bank’s acquisition of the Bonds with Share Acquisition Rights under this paragraph (B) shall be subject to the Bank’s common stock being listed on Tokyo Stock Exchange, Inc. on the Acquisition Due Date.

If the Bank gives notice of an early redemption pursuant to section 3 (4)(A) or (B) below, or if the Bank is required to give notice of an early redemption under section 3 (4)(C) or (E) below, or if the events set forth in section 3 (4)(D)(i) through (iv) occur, the Bank shall not thereafter be entitled to give Acquisition Notice under this paragraph (B).

“Delivery Assets” means, for each Bond with Share Acquisition Rights: (I) the sum of money equivalent to the face value of the Bond; and (II) such number of shares of the Bank’s common stock as is obtained by (i) subtracting (a) the amount equivalent to the face value of the Bond from (b) the Conversion Value (as defined below), and (only if the result is a positive value) (ii) dividing the balance by the Average VWAP Per Share (as defined below), followed by (iii) discarding any fraction less than one (1) share, without any cash adjustment.

“Average VWAP Per Share” means the average (rounded to three decimal places) of the amounts calculated by: (I) converting (i) the respective VWAP of the Bank’s common stock published by Tokyo Stock Exchange, Inc. on the Trading Days during the period of twenty (20) consecutive Trading Days beginning on the thirtieth (30th) Trading Day prior to the Acquisition Due Date, to (ii) U.S. dollar at the respective Exchange Rates on those Trading Days; and (II) rounding the resulting U.S. dollar amounts to three decimal places. If, during those twenty (20) consecutive Trading Days, any of the events requiring adjustment of the conversion price as set forth in (3)(C) above arises, the Average VWAP Per Share shall also be adjusted as appropriate pursuant to the terms and conditions of the Bonds with Share Acquisition Rights.

“Conversion Value” means the value calculated by the following formula:

Face value of each Bond	×	Average VWAP Per Share
Conversion Price on Last Day

In the above formula, “Conversion Price on Last Day” means the conversion price on the last day of the twenty (20) consecutive Trading Days beginning on the thirtieth (30th) Trading Day prior to the Acquisition Due Date.

(C)	As per the terms and conditions of the Bonds with Share Acquisition Rights, the Bank shall cancel the Bonds with Share Acquisition Rights acquired pursuant to the acquisition clause set forth in (A) or (B) above.

(8)       Delivery of share acquisition rights by the Successor Company in case of the Bank’s Reorganization

(A)	In the event of a Reorganization, the Bank shall use its best efforts to have the Successor Company (as defined below) succeed to the Bank’s status as the principal debtor of the Bonds with Share Acquisition Rights and deliver new share acquisition rights in lieu of the Share Acquisition Rights, pursuant to the terms and conditions of the Bonds with Share Acquisition Rights. However, such succession and delivery shall be subject to the preconditions: (I) that they are feasible under law applicable at the time; (II) that mechanisms for such succession and delivery have already been developed or can be developed; and (III) that the Bank or the Successor Company is able to carry them out without bearing expenses (including taxes) that are unreasonable (as judged by the Bank) in light of the whole Reorganization. In such case, the Bank shall use its best efforts to ensure that the Successor Company will be a listed company in Japan on the effective date of the Reorganization. The Bank’s obligations to use efforts set forth in this paragraph (A) shall not apply if the Bank issues the trustee company with the certificate set forth in section 3 (4)(C)(b) below.

“Successor Company” means the other party to a Reorganization and is the company that assumes the Bank’s obligations related to the Bonds with Share Acquisition Rights and/or the Share Acquisition Rights.

(B)	The details of share acquisition rights of the Successor Company to be delivered pursuant to the provisions of (A) above shall be as follows:

(I) Number of share acquisition rights

The same as the number of Share Acquisition Rights attached to the Bonds with Share Acquisition Rights remaining immediately before the effective date of the Reorganization.

(II) Class of shares subject to share acquisition rights

Shares of the Successor Company’s common stock.

(III) Number of shares subject to share acquisition rights

The number of shares of the Successor Company’s common stock to be delivered upon the exercise of share acquisition rights of the Successor Company shall be determined by the Successor Company by taking into account, among other things, the conditions of the Reorganization, and based on the terms and conditions of the Bonds with Share Acquisition Rights, and shall also be pursuant to (i) or (ii) below. The conversion price shall be subject to adjustments equivalent to those described in (3)(C) above.

(ⅰ) In case of a merger, share exchange or share transfer, the conversion price shall be determined such that it allows the holders of such number of shares of the Bank’s common stock as would be obtained if the Share Acquisition Rights were exercised immediately before the effective date of the relevant Reorganization to receive such number of shares of the Successor Company’s common stock as would be received in the Reorganization if their share acquisition rights of the Successor Company are exercised immediately after the effective date of the Reorganization. If any securities or other assets other than shares of the Successor Company’s common stock are to be delivered upon the Reorganization, the Successor Company shall ensure that such number of shares of its common stock as is equal to the number obtained by dividing the value of such securities or other assets by the fair value of the Successor Company’s common stock will also be available for receipt.

(ⅱ) In case of a Reorganization other than the above, the conversion price shall be determined such that it allows economic benefits equivalent to those that would be received by the holders of the Bonds with Share Acquisition Rights if the Share Acquisition Rights were exercised immediately before the effective date of the Reorganization to be received by these holders if their share acquisition rights of the Successor Company are exercised immediately after the effective date of the Reorganization.

(IV) Nature and value of assets to be contributed upon the exercise of share acquisition rights

Upon the exercise of share acquisition rights of the Successor Company, the succeeded Bonds shall be contributed. The value of such Bonds shall be the same as the face value of the succeeded Bonds.

(V) Exercise period for share acquisition rights

The share acquisition rights shall be exercisable from the effective date of the Reorganization (or any day within fourteen (14) days after such date depending on the circumstances) and for the exercise period for the Share Acquisition Rights set forth in (5) above.

(VI) Other conditions for the exercise of share acquisition rights

No partial exercise of a share acquisition right of the Successor Company shall be allowed. The exercise of share acquisition rights of the Successor Company shall be subject to the same restrictions as those set forth in (6)(B) and (C) above.

(VII) Acquisition of bonds with share acquisition rights by the Successor Company

The Successor Company may acquire its share acquisition rights and succeeded bonds in the same manners as set forth in (7)(A) and (7)(B) above.

(VIII) Increase in stated capital and legal capital surplus in the case of issuance of shares upon the exercise of share acquisition rights

In the case of issuance of shares upon the exercise of share acquisition rights of the Successor Company, the stated capital shall increase by the amount calculated by multiplying the maximum amount of increase in stated capital calculated as set forth in Article 17 of the Regulations on Corporate Accounting by a factor of 0.5, with any fraction less than one (1) yen resulting from the calculation to be rounded up to the nearest whole yen. The amount of increase in legal capital surplus shall be that maximum amount of increase in stated capital minus the amount of increase in stated capital.

(IX) Reorganization

In the event of a Reorganization of the Successor Company, the share acquisition rights of the Successor Company shall be treated in the same manner as in the case of the Bonds with Share Acquisition Rights

(X) Other matters

Any fraction less than one (1) share resulting from the exercise of share acquisition rights of the Successor Company shall be discarded without any cash adjustment. No share acquisition rights of the Successor Company may be transferred separately from succeeded Bonds.

(C)	If the Bank causes or permits the Successor Company to assume or succeed to the Bank’s obligations under the Bonds and the trust deed pursuant to the provisions of (A) above, the Bank shall provide guarantee in certain cases set forth in, and otherwise comply with, the terms and conditions of the Bonds with Share Acquisition Rights.

3.	Matters concerning the Bonds

(1)       Total amount of the Bonds

The total of: (A) three hundred million U.S. dollars (USD300,000,000); and (B) the total face value of the Bonds represented by, if any, the Substitute Certificates of Bonds with Share Acquisition Rights.

(2)       Interest rate of the Bonds and method and due dates of interest payment

(A)       Interest rate

The (annual) interest rate shall apply to the face value of the Bonds at the rate of 3-Month USD LIBOR minus zero point five percent (0.5%). However, such interest rate shall not fall below zero percent (0%) per annum.

(B)       Method and due dates of interest payment

Interest on the Bonds shall be paid on a quarterly basis in arrears on January 25, April 25, July 25, and October 25 (or, if any of these days is not a Business Day (as defined below), the following Business Day [or, if the following Business Day belongs to the following month, the preceding Business Day]) each year (each of these dates, an “Interest Payment Date”). A Bond shall bear no interest on or after: (I) the Interest Payment Date immediately before the Deposit Date if a request for exercise of the Share Acquisition Rights attached to the Bond is made and if the Deposit Date is no later than October 25, 2022 (or, if no such Interest Payment Date exists, on or after January 25, 2018); (II) the Interest Payment Date immediately before the calendar day in Japan on which exercise of the Share Acquisition Rights attached to the Bond becomes effective, if a request for exercise of such Share Acquisition Rights is made and if the Deposit Date is no earlier than October 26, 2022; (III) the Acquisition Due Date if the remaining Bonds with Share Acquisition Rights are acquired by the Bank at its discretion; or (IV) the date of redemption if the Bonds are redeemed. However, this does not apply if any payment related to Bonds is unreasonably withheld or refused despite due presentation of the Bonds.

In this paragraph (2), “Business Day” means any day on which U.S. dollar deposits are processed in the London interbank market and on which commercial banks and foreign exchange markets are open for business in London and (if any payment is made on such day) New York City and Tokyo.

(3)       Maturity redemption of the Bonds

The Bonds shall be redeemed at one hundred percent (100%) of their face value on January 25, 2023 (or, if this date is not an Interest Payment Date, the Interest Payment Date closest to that date) (the “Maturity Date”).

(4)       Early redemption of the Bonds

(A)       Early redemption under a clean-up clause

If, at any time before notice of an early redemption is given under this item (A), the aggregate amount of the face value of the remaining Bonds falls below ten percent (10%) of the total face value of the Bonds at issuance, the Bank may, upon no less than forty-five (45) days but no more than sixty (60) days prior notice to the holders of Bonds with Share Acquisition Rights and to the trustee company, make an early redemption of all (but not part) of the remaining Bonds by setting the redemption date on any Interest Payment Date and by paying one hundred percent (100%) of the face value of the Bonds plus interest thereon up to and not including the redemption date. However, (I) if the Bank is obligated to give notice of an early redemption under (C) or (E) below, or (II) if the events set forth in (D)(i) through (iv) below occur, or (III) if the Bank gives an Acquisition Notice in accordance with section 2 (7)(B) above, then the Bank may no longer give notice of an early redemption pursuant to this item (A).

(B)       Early redemption due to changes in the taxation system

If, due to changes in the Japanese taxation system or for such other reasons, the Bank convinces the trustee company that the Bank has an obligation to pay additional amounts as set forth in the terms and conditions of the Bonds with Share Acquisition Rights, and that the Bank’s taking reasonable measures will not allow the Bank to avoid the obligation to pay such additional amounts, the Bank may, upon no less than forty-five (45) days but no more than sixty (60) days prior notice to the holders of Bonds with Share Acquisition Rights and to the trustee company, make an early redemption of all (but not part) of the remaining Bonds by setting the redemption date on any Interest Payment Date and by paying one hundred percent (100%) of the face value of the Bonds plus interest thereon up to and not including the redemption date. However, the Bank shall not give notice of any such early redemption at any time earlier than the ninetieth (90th) day prior to the first day on which the Bank owes an obligation to pay such additional amounts.

Notwithstanding the above, if, at the time such notice is given, the aggregate amount of the face value of the remaining Bonds is ten percent (10%) or more of the total face value of the Bonds at issuance, each holder of Bonds with Share Acquisition Rights shall be entitled to opt not to accept the early redemption of the Bonds held by the holder of Bonds with Share Acquisition Rights, by giving notice to the Bank at least twenty (20) days prior the redemption date. In such case, the Bank shall have no obligation to pay additional amounts as set forth in the terms and conditions of the Bonds with Share Acquisition Rights for any payment related to the Bonds held by the holder that may be made after the redemption date, and any payment related to such Bonds after the redemption date shall be made after withholding or deducting therefrom such taxes and public charges as set forth in the terms and conditions of the Bonds with Share Acquisition Rights. However, (I) if the Bank is obligated to give notice of an early redemption under (C) or (E) below, or (II) if the events set forth in (D)(i) through (iv) below occur, or (III) if the Bank gives an Acquisition Notice in accordance with section 2 (7)(B) above, then the Bank may no longer give notice of an early redemption pursuant to this item (B)

(C)       Early redemption due to a Reorganization

(I) If a Reorganization occurs, but (II) if (a) the measures described in section 2 (8)(A) above cannot be taken, or (b) the Bank provides the trustee company with a certificate to the effect that the Bank does not expect the Successor Company to be a listed company in Japan for any reason on the effective date of the Reorganization, then the Bank shall, upon at least fourteen (14) Tokyo Business Days prior notice to the holders of Bonds with Share Acquisition Rights and to the trustee company, make an early redemption of all (but not part) of the remaining Bonds by setting the redemption date on the date designated as such in that notice (with such redemption date occurring in principal no later than the effective date of the Reorganization) and by paying the redemption amount described below plus accrued interest up to and not including the redemption date.

The redemption amount applicable to the above redemption shall be calculated by a certain method based on the redemption date and the parity of the Bonds with Share Acquisition Rights such that the redemption amount reflects the value of the Bonds with Share Acquisition Rights at the time of the redemption taking into account interest rates, the share prices and volatility of the Bank’s common stock, and other market trends. The minimum and maximum redemption amounts to be calculated by such method shall be one hundred percent (100%) and two hundred and ten percent (210%), respectively, of the face value of the Bonds, except where the redemption date falls within the period beginning on January 12, 2023 and ending on the date immediately preceding the Maturity Date, in which case the redemption amount shall be one hundred percent (100%) of the face value of the Bonds.

“Reorganization” means the adoption of a resolution at the Bank’s general meeting of shareholders (or Board of Directors’ meeting if a resolution of the general meeting of shareholders is not required) for: (i) a merger between the Bank and another company (whether consolidation-type or absorption-type merger and excluding where the Bank is the surviving company; the same applies hereinafter); (ii) an asset transfer (only if all or substantially all of the Bank’s assets are sold or transferred to another company and if the Bank’s obligations under the Bonds with Share Acquisition Rights are transferred to the counterparty in accordance with the conditions of such sale or transfer); (iii) a company split (whether incorporation-type or absorption-type company split, and only if the Bank’s obligations under the Bonds with Share Acquisition Rights are transferred to the other company involved in the company split); (iv) a share exchange or share transfer (only if the Bank becomes a wholly-owned subsidiary of another company; the same applies hereinafter); or (v) any other corporate reorganization proceedings under Japanese law which result in the Bank’s obligations under the Bonds and/or the Share Acquisition Rights being assumed by another company.

(D)       Early redemption due to delisting

(ⅰ) If any person other than the Bank (the “Tender Offeror”) makes a tender offer for the Bank’s common stock in accordance with the Financial Instruments and Exchange Act, and (ⅱ) the Bank expresses its intention to accept the tender offer in accordance with the Financial Instruments and Exchange Act, and (ⅲ) the Bank and the Tender Offeror announce or acknowledge, in the tender offer statement or the like, that the Bank’s common stock may be delisted as a result of the Tender Offeror’s acquisition of shares of the Bank’s common stock through the tender offer (except where the Bank or the Tender Offeror announces that it will use its best efforts to keep the Bank listed in Japan after such acquisition), and (ⅳ) the Tender Offeror acquires shares of the Bank’s common stock through the tender offer, then the Bank shall, upon notice to the holders of Bonds with Share Acquisition Rights and to the trustee company within fourteen (14) days from the date of the Tender Offeror’s acquisition of shares of the Bank’s common stock through the tender offer, make an early redemption of all (but not part) of the remaining Bonds by setting the redemption date on the date designated as such in that notice (with such redemption date occurring on a day no earlier than the fourteenth (14th) Tokyo Business Day following, but no later than the thirtieth (30th) Tokyo Business Day following, the date of such notice) and by paying the redemption amount calculated by the method equivalent to that for the redemption described in (C) above (with the minimum and maximum redemption amounts being one hundred percent (100%) and two hundred and ten percent (210%), respectively, of the face value of the Bonds, except where the redemption date falls within the period beginning on January 12, 2023 and ending on the date immediately preceding the Maturity Date, in which case the redemption amount shall be one hundred percent (100%) of the face value of the Bonds) plus accrued interest up to and not including the redemption date.

Notwithstanding the above, the Bank’s redemption obligation set forth in this item (D) does not apply if the Bank or the Tender Offeror announces in the tender offer statement or the like, that it plans a Reorganization or a Squeeze-out Event (as defined in (E) below) after the date of the Tender Offeror’s acquisition of shares of the Bank’s common stock through the tender offer. However, if such Reorganization or Squeeze-out Event does not take place within sixty (60) days following the date of such acquisition, the Bank shall, upon notice to the holders of Bonds with Share Acquisition Rights and to the trustee company within fourteen (14) days from the last day of such sixty days, make an early redemption by setting the redemption date on the date designated as such in that notice (with such redemption date occurring on a day no earlier than the fourteenth (14th) Tokyo Business Day following, but no later than the thirtieth (30th) Tokyo Business Day following, the date of such notice) and by paying the redemption amount described above plus accrued interest up to and not including the redemption date.

If the Bank has both of (I) the redemption obligation set forth in this item (D) and (II) the redemption obligation set forth in (C) above or (E) below, the proceedings of either (C) above or (E) below shall apply.

(E)       Early redemption due to a squeeze-out

(I) If, after amendment of the Bank’s Articles of Incorporation to change the Bank’s common shares into class shares subject to class-wide call, the Bank’s General Meeting of Shareholders adopts a resolution to acquire all shares of the Bank’s common stock with consideration; or (II) if the Bank’s Board of Directors adopts a resolution to approve the Bank’s special controlling shareholder’s request for sale of shares held by other shareholders of the Bank to the special controlling shareholder; or (III) if the Bank’s General Meeting of Shareholders adopts a resolution to approve a consolidation of shares of the Bank’s common stock that will result in the common stock being delisted (each, a “Squeeze-out Event”), then the Bank shall, upon giving notice to the holders of Bonds with Share Acquisition Rights and to the trustee company as soon as practicable (but in any event within fourteen (14) days from the date of occurrence of the Squeeze-out Event), make an early redemption of all (but not part) of the remaining Bonds by setting the redemption date on the date designated as such in that notice (with such redemption date occurring before the effective date of the Squeeze-out Event and on a day no earlier than the fourteenth (14th) Tokyo Business Day following, but no later than the thirtieth (30th) Tokyo Business Day following, the date of such notice, provided that if such effective date occurs before the fourteenth (14th) Tokyo Business Day following the date of such notice, such redemption date shall be advanced before such effective date) and by paying the redemption amount calculated by the method equivalent to that for the redemption described in (C) above (with the minimum and maximum redemption amounts being one hundred percent (100%) and two hundred and ten percent (210%), respectively, of the face value of the Bonds, except where the redemption date falls within the period beginning on January 12, 2023 and ending on the date immediately preceding the Maturity Date, in which case the redemption amount shall be one hundred percent (100%) of the face value of the Bonds) plus accrued interest up to and not including the redemption date.

(F)	Notwithstanding the above, if Share Acquisition Rights are exercised such that the Deposit Date for the Share Acquisition Rights covered by the exercise request falls on or before October 25, 2022 pursuant to section 2 (7)(A) above, and if the Exercise Acquisition Date associated with such exercise request falls on or after the redemption date, then the provisions concerning redemption contained in (C), (D), and (E) above do not apply to the Bonds to which such Share Acquisition Rights are attached.

(5)       Purchase and cancellation

The Bank may at any time purchase Bonds with Share Acquisition Rights through an open market or by other means, may hold or resale the same, or may cancel the Bonds forming part of such Bonds with Share Acquisition Rights. The Bank’s subsidiaries may at any time purchase Bonds with Share Acquisition Rights through an open market or by other means, may hold or resale the same, or deliver the same to the Bank for cancellation of the Bonds forming part of such Bonds with Share Acquisition Rights.

(6)       Acceleration

In the event of (I) a failure to perform or comply with any provision of the trust deed or the Bonds or (II) any of certain other events set forth in the terms and conditions of the Bonds with Share Acquisition Rights, if the trustee company gives the Bank notice of acceleration of the Bonds as set forth in the terms and conditions of the Bonds with Share Acquisition Rights, all obligations owed by the Bank in respect of the Bonds shall immediately become due and payable, and the Bank shall immediately redeem of the remaining Bonds by paying the face value thereof plus accrued interest thereon (if any).

(7)       Denomination of the Bonds with Share Acquisition Rights

Certificates of name bonds with share acquisition rights under British law shall be issued to represent the Bonds with Share Acquisition Rights (“Certificates of Bonds with Share Acquisition Rights”).

(8)       Restrictions on requests for conversion to certificates of bearer bonds with share acquisition rights

No requests shall be accepted for conversion of Certificates of Bonds with Share Acquisition Rights to certificates of bearer bonds.

(9)	Agent for payment and receipt of requests for exercise of share acquisition rights for the Bonds with Share Acquisition Rights

Mizuho Trust & Banking (Luxembourg) S.A. (primary agent for payment and receipt of requests for exercise of share acquisition rights)

(10)       Register administrator for the Bonds with Share Acquisition Rights

Mizuho Trust & Banking (Luxembourg) S.A.

(11)       Security or guarantee for the Bonds

The Bonds shall be issued without any security or guarantee.

(12)       Special financial provisions

Restrictions on the creation of security interest shall be imposed.

4.	Listed stock exchange

The Bonds with Share Acquisition Rights shall be listed on the Singapore Stock Exchange.

End

Exhibit 3-(2) to the Share Transfer Plan

Shizuoka Financial Group, Inc.

Details of EUR/USD Denominated Convertible Bonds with Share Acquisition Rights Subject to Call Due 2023

1.	Name of bonds

Shizuoka Financial Group, Inc. EUR/USD Denominated Convertible Bonds with Share Acquisition Rights Subject to Call Due 2023 (“Bonds with Share Acquisition Rights,” with the bonds portion and the share acquisition rights portion of the Bonds with Share Acquisition Rights being hereinafter referred to as the “Bonds” and the “Share Acquisition Rights,” respectively. The Shizuoka Bank, Ltd. EUR/USD Denominated Convertible Bonds with Share Acquisition Rights Subject to Call Due 2023 listed in Column 1 of Table 2 of Article 6 of the Plan are hereinafter referred to as the “Former Bonds with Share Acquisition Rights,” with the bonds portion and the share acquisition rights portion of the Former Bonds with Share Acquisition Rights being hereinafter referred to as the “Former Bonds” and the “Former Share Acquisition Rights,” respectively).

2.	Matters concerning the Share Acquisition Rights

(1)       Class, description, and number of shares subject to the Share Acquisition Rights

The class and description of shares subject to the Share Acquisition Rights shall be shares of the Company’s common stock (share unit number: 100 shares). The number of shares of the Company’s common stock to be delivered by the Company upon the exercise of Share Acquisition Rights shall be the quotient obtained by dividing: (I) the total of the face values of the Bonds covered by the exercise request, by (II) the conversion price specified in (3) below. However, any fraction less than one (1) share resulting from the exercise shall be discarded without any cash adjustment.

(2)       Total number of Share Acquisition Rights

The same number as the number of Former Share Acquisition Rights registered or recorded in the register of share acquisition rights of The Shizuoka Bank, Ltd. immediately before the Company’s acquisition of all issued shares of The Shizuoka Bank, Ltd. through the Share Transfer (as defined in the main text of the Plan).

(3)       Description and value of assets to be contributed upon the exercise of Share Acquisition Rights

(A)	Upon the exercise of a Share Acquisition Right, the Bond to which the Share Acquisition Right is attached shall be contributed. The value of such Bond shall be the same as its face amount.

(B)	The conversion price shall initially be the same as the conversion price of the Former Bonds with Share Acquisition Rights in effect at the time immediately before the time of the Company’s acquisition of all issued shares of The Shizuoka Bank, Ltd. through the Share Transfer.

(C)	The conversion price shall be adjusted using the following formula if, after issuance of the Bonds with Share Acquisition Rights, the Company issues shares of the Company’s common stock at a paid-in amount below the fair value of the Company’s common stock or disposes of shares of the Company’s common stock held by the Company. In the formula below, “Number of existing issued shares” means the total number of issued shares (excluding those held by the Company) of the Company’s common stock.

				Number of existing issued shares	＋	Number of shares issued or disposed of x Paid-in amount per share
Conversion price after adjustment	＝	Conversion price before adjustment	×			Fair value
Number of existing issued shares + Number of shares issued or disposed of

The conversion price shall be adjusted as appropriate in the event of: a share split or share consolidation of the Company’s common stock; distribution of certain dividends of surplus; issuance of share acquisition rights (including those attached to bonds with share acquisition rights) which entitle their holders to claim delivery of shares of the Company’s common stock at a price below the fair value of the Company’s common stock; or occurrence of any of certain other events.

(4)       Increase in stated capital and legal capital surplus in the case of issuance of shares upon the exercise of Share Acquisition Rights

In the case of issuance of shares upon the exercise of Share Acquisition Rights, the stated capital shall increase by the amount calculated by multiplying the maximum amount of increase in stated capital calculated as set forth in Article 17 of the Regulations on Corporate Accounting by a factor of 0.5, with any fraction less than one (1) yen resulting from the calculation to be rounded up to the nearest whole yen. The amount of increase in legal capital surplus shall be that maximum amount of increase in stated capital minus the amount of increase in stated capital.

(5)       Exercise period for Share Acquisition Rights

The Share Acquisition Rights shall be exercisable during the period from the Holding Company Incorporation Date (as defined in the main text of the Plan) to January 11, 2023 (local time at the location where exercise requests are received). However, (I) in the case of early redemption of Bonds as described in section 3 (4)(A) or (B) below, the exercise period shall end on the third (3rd) business day prior to the date of redemption in Tokyo (except for Share Acquisition Rights, if any, which are attached to Bonds whose holder has opted not to accept the early redemption as set forth in section 3 (4)(B) below or for which the Exercise Acquisition Date (as defined in (7)(A) below) falls within the period from and including the second (2nd) business day prior to the date of redemption in Tokyo to and excluding the date of redemption); (II) in the case of the Company’s acquisition of Bonds with Share Acquisition Rights as described in (7)(A) or (B) below, the exercise period shall end upon cancellation of the Bonds; (III) in the case of early redemption of Bonds as described in section 3 (4)(C), (D) or (E) below, the exercise period shall end on third (3rd) business day prior to the date of redemption in Tokyo (except for Share Acquisition Rights, if any, which are attached to Bonds for which the Exercise Acquisition Date falls after the third (3rd) business day prior to the date of redemption in Tokyo); (IV) in the case of purchase and cancellation of Bonds as described in section 3 (5) below, the exercise period shall end upon cancellation of the Bonds; and (V) in the case of acceleration of Bonds as described in section 3 (6) below, the exercise period shall end upon the acceleration. In any of the cases listed above, no Share Acquisition Rights shall be exercisable after January 11, 2023 (local time at the location where exercise requests are received).

Notwithstanding the above, if the Deposit Date (as defined below) relevant to a request for exercise of Share Acquisition Rights falls within the period beginning on the record date for payment of interest on the Bonds and ending on the Interest Payment Date (as defined in section 3 (2)(B) below), the Share Acquisition Rights shall not be exercisable.

In the case of acquisition of Bonds with Share Acquisition Rights in response to a request for exercise of Share Acquisition Rights as described in (7)(A) below, the Share Acquisition Rights attached to the Bonds with Share Acquisition Rights shall not be exercisable at any time during the period from and excluding the Deposit Date to and including the Exercise Acquisition Date. In the case of acquisition of Bonds with Share Acquisition Rights remaining at the Company’s discretion as described in (7)(B) below, the Share Acquisition Rights shall not be exercisable at any time during the period from and excluding October 25, 2022 to and including the Acquisition Due Date (as defined in (7)(B) below). If reasonably deemed necessary by the Company in order to implement the Company’s Reorganization (as defined in section 3 (4)(C) below), and: (I) if the Deposit Date is no later than October 25, 2022, the Share Acquisition Rights shall not be exercisable during the period designated by the Company and beginning on or after the thirty-fifth (35th) calendar day prior to the date immediately preceding the business day in Tokyo immediately preceding the effective date of the Reorganization and ending on or before the fourteenth (14th) day following the date immediately following the effective date of the Reorganization; or (II) if the Deposit Date is no earlier than October 26, 2022, the Share Acquisition Rights shall not be exercisable during the period of no more than thirty (30) days designated by the Company and beginning on the date immediately following the effective date of the Reorganization and ending on or before the fourteenth (14th) day following the date immediately following the effective date of the Reorganization.

If the Deposit Date is no later than October 25, 2022, and: (I) if notice of a redemption is given pursuant to section 3 (4)(A) or (B) below, the Share Acquisition Rights shall not be exercisable during the period from and including the thirty-fifth (35th) calendar day prior to the third (3rd) business day in Tokyo prior to the date of redemption to and including the date of redemption (except for Share Acquisition Rights, if any, which are attached to Bonds whose holder has opted not to accept the early redemption as set forth in section 3 (4)(B) below); or (II) if notice of a redemption is given pursuant to section 3 (4)(C), (D) or (E) below, the Share Acquisition Rights shall not be exercisable during the period from and excluding the third (3rd) business day in Luxembourg and Tokyo following the date of such notice of a redemption and to and including the date of redemption.

If the Deposit Date is no earlier than October 26, 2022 and if the calendar day in Japan on which the exercise of the Share Acquisition Rights becomes effective (or the following business day in Tokyo if such calendar day is not a business day in Tokyo) falls within the period beginning on the second (2nd) business day in Japan prior to the record date set by the Company or any other date set to determine shareholders in connection with Article 151, paragraph (1) of the Act on Book-Entry Transfer of Corporate Bonds and Shares (collectively with the record date set by the Company, the “Shareholder Determination Date”) (or the third (3rd) business day in Tokyo prior to the Shareholder Determination Date if the Shareholder Determination Date is not a business day in Tokyo) and ending on such Shareholder Determination Date (or the following business day in Tokyo if the Shareholder Determination Date is not a business day in Tokyo), the Share Acquisition Rights shall not be exercisable. However, in the event of changes in Japanese laws, regulations or customs relating to the delivery of shares involved in the exercise of share acquisition rights through the transfer system under the Act on Book-Entry Transfer of Corporate Bonds and Shares, the Company may modify the restrictions on the exercise period for Share Acquisition Rights set forth in this paragraph to reflect such changes.

“Deposit Date” means the date on which the Certificates of Bonds with Share Acquisition Rights (as defined in section 3 (7) below) and other documents necessary for a request for the exercise of Share Acquisition Rights have been deposited with the agent for payment and receipt of requests for exercise of share acquisition rights specified in section 3 (9) below and on which all other conditions for a request for exercise of Share Acquisition Rights (including the conditions specified in (6) below) have been satisfied.

(6)       Other conditions for the exercise of Share Acquisition Rights

(A)	No partial exercise of a Share Acquisition Right shall be allowed.

(B)	The holders of the Bonds with Share Acquisition Rights shall be entitled to exercise their Share Acquisition Rights: (I) only if (i) the amount calculated by (a) converting the Closing Price (as defined below) of The Shizuoka Bank Ltd.’s common stock on each of the twenty (20) consecutive Trading Days (as defined below) ending on the last Trading Day of the quarter ending on September 30, 2022 to U.S. dollar at the Exchange Rate (as defined below) on the same each Trading Day, and (b) rounding the resulting U.S. dollar amount to three decimal places, exceeds (ii) one hundred and thirty percent (130%) (rounded to three decimal places) of the conversion price applicable to such last Trading Day; and (II) only during the period beginning on the first day of the following quarter and ending on October 25, 2022.

However, the conditions for the exercise of Share Acquisition Rights set forth in this item (B) shall not apply during the periods specified in (I), (II), and (III) below:

(I) Any period during which: (ⅰ) the Company’s long-term senior debt is rated below Baa3 by Moody’s Japan K.K. or its successor rating agency (collectively, “Moody’s”), or such rating is suspended or withdrawn, or such rating is no longer assigned by Moody’s; (ⅱ) the Company’s long-term senior debt is rated below BBB- by S&P Global Rating Japan Inc. or its successor rating agency (collectively, “S&P”), or such rating is suspended or withdrawn, or such rating is no longer assigned by S&P; and (ⅲ) the Company’s long-term senior debt is rated below BBB- by Rating and Investment Information, Inc. or its successor rating agency (collectively, “R&I”), or such rating is suspended or withdrawn, or such rating is no longer assigned by R&I.

(II) Any period on and after the day on which the Company gives notice of an early redemption as described in section 3 (4) below to the holders of the Bonds with Share Acquisition Rights and the trustee company (except for Share Acquisition Rights, if any, which are attached to Bonds whose holder has opted not to accept the early redemption as set forth in section 3 (4)(B) below).

(III) Any period (i) from and including the date on which the Company gives notice of a Reorganization to the holders of the Bonds with Share Acquisition Rights pursuant to the terms and conditions of the Bonds with Share Acquisition Rights (ii) to and including the effective date of the Reorganization, unless the Company prohibits the exercise of Share Acquisition Rights as set forth in (5) above.

“Trading Day” means any day on which Tokyo Stock Exchange, Inc. is open for business and does not include any day on which no Closing Price is published.

“Closing Price” of The Shizuoka Bank, Ltd.’s common stock or the Company’s common stock on a certain day means the last price at which The Shizuoka Bank, Ltd.’s common stock or the Company’s common stock, as the case may be, trades during the regular trading session at Tokyo Stock Exchange, Inc. on that day.

“Exchange Rate” on a certain day means the spot foreign exchange rate for that day and is set at the middle rate of the USD/JPY spot foreign exchange rate on the Reuters Screen Page “JPNU” (or its replacement page, if any, displaying the USD/JPY exchange rate) as at 3:00 p.m. (Japan time) on that day. If such rate is not displayed on the Reuters Screen Page, “Exchange Rate” means the rate determined in good faith and commercially reasonably by the agent for payment and receipt of requests for exercise of share acquisition rights specified in section 3 (9) below.

(C)	Until October 25, 2022, the holders of the Bonds with Share Acquisition Rights shall be entitled to exercise their Share Acquisition Rights only if (I) the amount calculated by (i) converting the most recent Closing Price of the Company’s common stock available on the Deposit Date to U.S. dollar at the Exchange Rate on such Deposit Date, and (ii) rounding the resulting U.S. dollar amount to three decimal places, does not fall below (II) the conversion price applicable to such Deposit Date.

(7)       Acquisition of Bonds with Share Acquisition Rights by the Company

(A)	Acquisition of Bonds with Share Acquisition Rights in response to requests for exercise of Share Acquisition Rights

If the Deposit Date relevant to Share Acquisition Rights whose exercise is requested by a holder of Bonds with Share Acquisition Rights falls within the period specified in (5) above and is no later than October 25, 2022, the Company shall, on the thirty-fifth (35th) calendar day following such Deposit Date (such calendar day, the “Exercise Acquisition Date”), acquire all Bonds with Share Acquisition Rights for which the requirements for an exercise request have been satisfied on the Deposit Date, and shall deliver the Exercise Acquisition Delivery Assets (as defined below) to the holder of the Bonds with Share Acquisition Rights in exchange for the Bonds with Share Acquisition Rights so acquired by the Company.

“Exercise Acquisition Delivery Assets” means, for each Bond with Share Acquisition Rights: (I) the sum of money equivalent to the face value of the Bond; and (II) such number of shares of the Company’s common stock as is obtained by (i) subtracting (a) the amount equivalent to the face value of the Bond from (b) the Exercise Acquisition Conversion Value (as defined below), and (only if the result is a positive value) (ii) dividing the balance by the Exercise Acquisition Average VWAP Per Share (as defined below), followed by (iii) discarding any fraction less than one (1) share, without any cash adjustment.

“Exercise Acquisition Average VWAP Per Share” means the average (rounded to three decimal places) of the amounts calculated by: (I) converting (i) the respective volume weighted average prices (“VWAP”) of the Company’s common stock published by Tokyo Stock Exchange, Inc. on the Trading Days during the period of ten (10) consecutive Trading Days from and including the second (2nd) Trading Day following the Deposit Date (such period, the “Exercise Acquisition-Related VWAP Period”), to (ii) U.S. dollar at the respective Exchange Rates on those Trading Days; and (II) rounding the resulting U.S. dollar amounts to three decimal places. As per the terms and conditions of the Bonds with Share Acquisition Rights, if any of the events requiring adjustment of the conversion price as set forth in (3)(C) above arises, the Exercise Acquisition Average VWAP Per Share shall also be adjusted as appropriate.

“Exercise Acquisition Conversion Value” means the value calculated by the following formula:

Face value of a Bond	×	Exercise Acquisition Average VWAP Per Share
Conversion Price on Exercise Acquisition Last Day

In the above formula, “Conversion Price on Exercise Acquisition Last Day” means the conversion price on the last day of the Exercise Acquisition-Related VWAP Period. As per the terms and conditions of the Bonds with Share Acquisition Rights, if any of the events requiring adjustment of the conversion price as set forth in (3)(C) above arises, the Conversion Price on Exercise Acquisition Last Day shall also be adjusted as appropriate.

(B)	Acquisition of remaining Bonds with Share Acquisition Rights at the Company’s discretion

At any time during the period from October 3, 2022 to October 11, 2022, the Company shall be entitled to give the holders of Bonds with Share Acquisition Rights and the trustee company notice to the effect that the Company will acquire all (but not part) of the Bonds with Share Acquisition Rights remaining as of January 5, 2023 (the “Acquisition Due Date”) (“Acquisition Notice”).

On the Acquisition Due Date, the Company shall acquire all of such Bonds with Share Acquisition Rights and shall deliver the Delivery Assets (as defined below) to the holders of the Bonds with Share Acquisition Rights in exchange for the Bonds with Share Acquisition Rights so acquired by the Company. In such case, the Company shall pay accrued interest up to, but not including, the Acquisition Due Date.

The Company’s acquisition of the Bonds with Share Acquisition Rights under this paragraph (B) shall be subject to the Company’s common stock being listed on Tokyo Stock Exchange, Inc. on the Acquisition Due Date.

If the Company gives notice of an early redemption pursuant to section 3 (4)(A) or (B) below, or if the Company is required to give notice of an early redemption under section 3 (4)(C) or (E) below, or if the events set forth in section 3 (4)(D)(i) through (iv) occur, the Company shall not thereafter be entitled to give Acquisition Notice under this paragraph (B).

“Delivery Assets” means, for each Bond with Share Acquisition Rights: (I) the sum of money equivalent to the face value of the Bond; and (II) such number of shares of the Company’s common stock as is obtained by (i) subtracting (a) the amount equivalent to the face value of the Bond from (b) the Conversion Value (as defined below), and (only if the result is a positive value) (ii) dividing the balance by the Average VWAP Per Share (as defined below), followed by (iii) discarding any fraction less than one (1) share, without any cash adjustment.

“Average VWAP Per Share” means the average (rounded to three decimal places) of the amounts calculated by: (I) converting (i) the respective VWAP of the Company’s common stock published by Tokyo Stock Exchange, Inc. on the Trading Days during the period of twenty (20) consecutive Trading Days beginning on the thirtieth (30th) Trading Day prior to the Acquisition Due Date, to (ii) U.S. dollar at the respective Exchange Rates on those Trading Days; and (II) rounding the resulting U.S. dollar amounts to three decimal places. If, during those twenty (20) consecutive Trading Days, any of the events requiring adjustment of the conversion price as set forth in (3)(C) above arises, the Average VWAP Per Share shall also be adjusted as appropriate pursuant to the terms and conditions of the Bonds with Share Acquisition Rights.

“Conversion Value” means the value calculated by the following formula:

Face value of each Bond	×	Average VWAP Per Share
Conversion Price on Last Day

In the above formula, “Conversion Price on Last Day” means the conversion price on the last day of the twenty (20) consecutive Trading Days beginning on the thirtieth (30th) Trading Day prior to the Acquisition Due Date.

(C)	As per the terms and conditions of the Bonds with Share Acquisition Rights, the Company shall cancel the Bonds with Share Acquisition Rights acquired pursuant to the acquisition clause set forth in (A) or (B) above.

(8)       Delivery of share acquisition rights by the Successor Company in case of the Company’s Reorganization

(A)	In the event of a Reorganization, the Company shall use its best efforts to have the Successor Company (as defined below) succeed to the Company’s status as the principal debtor of the Bonds with Share Acquisition Rights and deliver new share acquisition rights in lieu of the Share Acquisition Rights, pursuant to the terms and conditions of the Bonds with Share Acquisition Rights. However, such succession and delivery shall be subject to the preconditions: (i) that they are feasible under law applicable at the time; (ii) that mechanisms for such succession and delivery have already been developed or can be developed; and (iii) that the Company or the Successor Company is able to carry them out without bearing expenses (including taxes) that are unreasonable (as judged by the Company) in light of the whole Reorganization. In such case, the Company shall use its best efforts to ensure that the Successor Company will be a listed company in Japan on the effective date of the Reorganization. The Company’s obligations to use efforts set forth in this paragraph (A) shall not apply if the Company issues the trustee company with the certificate set forth in section 3 (4)(C)(b) below.

“Successor Company” means the other party to a Reorganization and is the company that assumes the Company’s obligations related to the Bonds with Share Acquisition Rights and/or the Share Acquisition Rights.

(B)	The details of share acquisition rights of the Successor Company to be delivered pursuant to the provisions of (A) above shall be as follows:

(I) Number of share acquisition rights

The same as the number of Share Acquisition Rights attached to the Bonds with Share Acquisition Rights remaining immediately before the effective date of the Reorganization.

(II) Class of shares subject to share acquisition rights

Shares of the Successor Company’s common stock.

(III) Number of shares subject to share acquisition rights

The number of shares of the Successor Company’s common stock to be delivered upon the exercise of share acquisition rights of the Successor Company shall be determined by the Successor Company by taking into account, among other things, the conditions of the Reorganization, and based on the terms and conditions of the Bonds with Share Acquisition Rights, and shall also be pursuant to (i) or (ii) below. The conversion price shall be subject to adjustments equivalent to those described in (3)(C) above.

(ⅰ) In case of a merger, share exchange or share transfer, the conversion price shall be determined such that it allows the holders of such number of shares of the Company’s common stock as would be obtained if the Share Acquisition Rights were exercised immediately before the effective date of the relevant Reorganization to receive such number of shares of the Successor Company’s common stock as would be received in the Reorganization if their share acquisition rights of the Successor Company are exercised immediately after the effective date of the Reorganization. If any securities or other assets other than shares of the Successor Company’s common stock are to be delivered upon the Reorganization, the Successor Company shall ensure that such number of shares of its common stock as is equal to the number obtained by dividing the value of such securities or other assets by the fair value of the Successor Company’s common stock will also be available for receipt.

(ⅱ) In case of a Reorganization other than the above, the conversion price shall be determined such that it allows economic benefits equivalent to those that would be received by the holders of the Bonds with Share Acquisition Rights if the Share Acquisition Rights were exercised immediately before the effective date of the Reorganization to be received by these holders if their share acquisition rights of the Successor Company are exercised immediately after the effective date of the Reorganization.

(IV) Nature and value of assets to be contributed upon the exercise of share acquisition rights

Upon the exercise of share acquisition rights of the Successor Company, the succeeded Bonds shall be contributed. The value of such Bonds shall be the same as the face value of the succeeded Bonds.

(V) Exercise period for share acquisition rights

The share acquisition rights shall be exercisable from the effective date of the Reorganization (or any day within fourteen (14) days after such date depending on the circumstances) and for the exercise period for the Share Acquisition Rights set forth in (5) above.

(VI) Other conditions for the exercise of share acquisition rights

No partial exercise of a share acquisition right of the Successor Company shall be allowed. The exercise of share acquisition rights of the Successor Company shall be subject to the same restrictions as those set forth in (6)(B) and (C) above.

(VII) Acquisition of bonds with share acquisition rights by the Successor Company

The Successor Company may acquire its share acquisition rights and succeeded bonds in the same manners as set forth in (7)(A) and (7)(B) above.

(VIII) Increase in stated capital and legal capital surplus in the case of issuance of shares upon the exercise of share acquisition rights

In the case of issuance of shares upon the exercise of share acquisition rights of the Successor Company, the stated capital shall increase by the amount calculated by multiplying the maximum amount of increase in stated capital calculated as set forth in Article 17 of the Regulations on Corporate Accounting by a factor of 0.5, with any fraction less than one (1) yen resulting from the calculation to be rounded up to the nearest whole yen. The amount of increase in legal capital surplus shall be that maximum amount of increase in stated capital minus the amount of increase in stated capital.

(IX) Reorganization

In the event of a Reorganization of the Successor Company, the share acquisition rights of the Successor Company shall be treated in the same manner as in the case of the Bonds with Share Acquisition Rights

(X) Other matters

Any fraction less than one (1) share resulting from the exercise of share acquisition rights of the Successor Company shall be discarded without any cash adjustment. No share acquisition rights of the Successor Company may be transferred separately from succeeded Bonds.

(C)	If the Company causes or permits the Successor Company to assume or succeed to the Company’s obligations under the Bonds and the trust deed pursuant to the provisions of (A) above, the Company shall provide guarantee in certain cases set forth in, and otherwise comply with, the terms and conditions of the Bonds with Share Acquisition Rights.

3.	Matters concerning the Bonds

(1)       Total amount of the Bonds

Out of the total of (A) three hundred million U.S. dollars (USD300,000,000) and (B) the total face value of the Bonds represented by, if any, the Substitute Certificates of Bonds with Share Acquisition Rights, the unredeemed amount immediately before the effective date of the Share Transfer.

(2)       Interest rate of the Bonds and method and due dates of interest payment

(A)       Interest rate

The (annual) interest rate shall apply to the face value of the Bonds at the rate of 3-Month USD LIBOR minus zero point five percent (0.5%). However, such interest rate shall not fall below zero percent (0%) per annum.

(B)       Method and due dates of interest payment

Interest on the Bonds shall be paid on a quarterly basis in arrears on January 25, April 25, July 25, and October 25 (or, if any of these days is not a Business Day (as defined below), the following Business Day [or, if the following Business Day belongs to the following month, the preceding Business Day]) each year (each of these dates, an “Interest Payment Date”). A Bond shall bear no interest on or after: (I) the Interest Payment Date immediately before the Deposit Date if a request for exercise of the Share Acquisition Rights attached to the Bond is made and if the Deposit Date is no later than October 25, 2022 (or, if no such Interest Payment Date exists, on or after January 25, 2018); (II) the Interest Payment Date immediately before the calendar day in Japan on which exercise of the Share Acquisition Rights attached to the Bond becomes effective, if a request for exercise of such Share Acquisition Rights is made and if the Deposit Date is no earlier than October 26, 2022; (III) the Acquisition Due Date if the remaining Bonds with Share Acquisition Rights are acquired by the Company at its discretion; or (IV) the date of redemption if the Bonds are redeemed. However, this does not apply if any payment related to Bonds is unreasonably withheld or refused despite due presentation of the Bonds.

In this paragraph (2), “Business Day” means any day on which U.S. dollar deposits are processed in the London interbank market and on which commercial banks and foreign exchange markets are open for business in London and (if any payment is made on such day) New York City and Tokyo.

(3)       Maturity redemption of the Bonds

The Bonds shall be redeemed at one hundred percent (100%) of their face value on January 25, 2023 (or, if this date is not an Interest Payment Date, the Interest Payment Date closest to that date) (the “Maturity Date”).

(4)       Early redemption of the Bonds

(A)       Early redemption under a clean-up clause

If, at any time before notice of an early redemption is given under this item (A), the aggregate amount of the face value of the remaining Bonds falls below ten percent (10%) of the total face value of the Bonds at issuance, the Company may, upon no less than forty-five (45) days but no more than sixty (60) days prior notice to the holders of Bonds with Share Acquisition Rights and to the trustee company, make an early redemption of all (but not part) of the remaining Bonds by setting the redemption date on any Interest Payment Date and by paying one hundred percent (100%) of the face value of the Bonds plus interest thereon up to and not including the redemption date. However, (I) if the Company is obligated to give notice of an early redemption under (C) or (E) below, or (II) if the events set forth in (D)(i) through (iv) below occur, or (III) if the Company gives an Acquisition Notice in accordance with section 2 (7)(B) above, then the Company may no longer give notice of an early redemption pursuant to this item (A).

(B)       Early redemption due to changes in the taxation system

If, due to changes in the Japanese taxation system or for such other reasons, the Company convinces the trustee company that the Company has an obligation to pay additional amounts as set forth in the terms and conditions of the Bonds with Share Acquisition Rights, and that the Company’s taking reasonable measures will not allow the Company to avoid the obligation to pay such additional amounts, the Company may, upon no less than forty-five (45) days but no more than sixty (60) days prior notice to the holders of Bonds with Share Acquisition Rights and to the trustee company, make an early redemption of all (but not part) of the remaining Bonds by setting the redemption date on any Interest Payment Date and by paying one hundred percent (100%) of the face value of the Bonds plus interest thereon up to and not including the redemption date. However, the Company shall not give notice of any such early redemption at any time earlier than the ninetieth (90th) day prior to the first day on which the Company owes an obligation to pay such additional amounts.

Notwithstanding the above, if, at the time such notice is given, the aggregate amount of the face value of the remaining Bonds is ten percent (10%) or more of the total face value of the Bonds at issuance, each holder of Bonds with Share Acquisition Rights shall be entitled to opt not to accept the early redemption of the Bonds held by the holder of Bonds with Share Acquisition Rights, by giving notice to the Company at least twenty (20) days prior the redemption date. In such case, the Company shall have no obligation to pay additional amounts as set forth in the terms and conditions of the Bonds with Share Acquisition Rights for any payment related to the Bonds held by the holder that may be made after the redemption date, and any payment related to such Bonds after the redemption date shall be made after withholding or deducting therefrom such taxes and public charges as set forth in the terms and conditions of the Bonds with Share Acquisition Rights. However, (I) if the Company is obligated to give notice of an early redemption under (C) or (E) below, or (II) if the events set forth in (D)(i) through (iv) below occur, or (III) if the Company gives an Acquisition Notice in accordance with section 2 (7)(B) above, then the Company may no longer give notice of an early redemption pursuant to this item (B)

(C)       Early redemption due to a Reorganization

(I) If a Reorganization occurs, but (II) if (a) the measures described in section 2 (8)(A) above cannot be taken, or (b) the Company provides the trustee company with a certificate to the effect that the Company does not expect the Successor Company to be a listed company in Japan for any reason on the effective date of the Reorganization, then the Company shall, upon at least fourteen (14) Tokyo Business Days prior notice to the holders of Bonds with Share Acquisition Rights and to the trustee company, make an early redemption of all (but not part) of the remaining Bonds by setting the redemption date on the date designated as such in that notice (with such redemption date occurring in principal no later than the effective date of the Reorganization) and by paying the redemption amount described below plus accrued interest up to and not including the redemption date.

The redemption amount applicable to the above redemption shall be calculated by a certain method based on the redemption date and the parity of the Bonds with Share Acquisition Rights such that the redemption amount reflects the value of the Bonds with Share Acquisition Rights at the time of the redemption taking into account interest rates, the share prices and volatility of the Company’s common stock, and other market trends. The minimum and maximum redemption amounts to be calculated by such method shall be one hundred percent (100%) and two hundred and ten percent (210%), respectively, of the face value of the Bonds, except where the redemption date falls within the period beginning on January 12, 2023 and ending on the date immediately preceding the Maturity Date, in which case the redemption amount shall be one hundred percent (100%) of the face value of the Bonds.

“Reorganization” means the adoption of a resolution at the Company’s general meeting of shareholders (or Board of Directors’ meeting if a resolution of the general meeting of shareholders is not required) for: (i) a merger between the Company and another company (whether consolidation-type or absorption-type merger and excluding where the Company is the surviving company; the same applies hereinafter); (ii) an asset transfer (only if all or substantially all of the Company’s assets are sold or transferred to another company and if the Company’s obligations under the Bonds with Share Acquisition Rights are transferred to the counterparty in accordance with the conditions of such sale or transfer); (iii) a company split (whether incorporation-type or absorption-type company split, and only if the Company’s obligations under the Bonds with Share Acquisition Rights are transferred to the other company involved in the company split); (iv) a share exchange or share transfer (only if the Company becomes a wholly-owned subsidiary of another company; the same applies hereinafter); or (v) any other corporate reorganization proceedings under Japanese law which result in the Company’s obligations under the Bonds and/or the Share Acquisition Rights being assumed by another company.

(D)       Early redemption due to delisting

(ⅰ) If any person other than the Company (the “Tender Offeror”) makes a tender offer for the Company’s common stock in accordance with the Financial Instruments and Exchange Act, and (ⅱ) the Company expresses its intention to accept the tender offer in accordance with the Financial Instruments and Exchange Act, and (ⅲ) the Company and the Tender Offeror announce or acknowledge, in the tender offer statement or the like, that the Company’s common stock may be delisted as a result of the Tender Offeror’s acquisition of shares of the Company’s common stock through the tender offer (except where the Company or the Tender Offeror announces that it will use its best efforts to keep the Company listed in Japan after such acquisition), and (ⅳ) the Tender Offeror acquires shares of the Company’s common stock through the tender offer, then the Company shall, upon notice to the holders of Bonds with Share Acquisition Rights and to the trustee company within fourteen (14) days from the date of the Tender Offeror’s acquisition of shares of the Company’s common stock through the tender offer, make an early redemption of all (but not part) of the remaining Bonds by setting the redemption date on the date designated as such in that notice (with such redemption date occurring on a day no earlier than the fourteenth (14th) Tokyo Business Day following, but no later than the thirtieth (30th) Tokyo Business Day following, the date of such notice) and by paying the redemption amount calculated by the method equivalent to that for the redemption described in (C) above (with the minimum and maximum redemption amounts being one hundred percent (100%) and two hundred and ten percent (210%), respectively, of the face value of the Bonds, except where the redemption date falls within the period beginning on January 12, 2023 and ending on the date immediately preceding the Maturity Date, in which case the redemption amount shall be one hundred percent (100%) of the face value of the Bonds) plus accrued interest up to and not including the redemption date.

Notwithstanding the above, the Company’s redemption obligation set forth in this item (D) does not apply if the Company or the Tender Offeror announces in the tender offer statement or the like, that it plans a Reorganization or a Squeeze-out Event (as defined in (E) below) after the date of the Tender Offeror’s acquisition of shares of the Company’s common stock through the tender offer. However, if such Reorganization or Squeeze-out Event does not take place within sixty (60) days following the date of such acquisition, the Company shall, upon notice to the holders of Bonds with Share Acquisition Rights and to the trustee company within fourteen (14) days from the last day of such sixty days, make an early redemption by setting the redemption date on the date designated as such in that notice (with such redemption date occurring on a day no earlier than the fourteenth (14th) Tokyo Business Day following, but no later than the thirtieth (30th) Tokyo Business Day following, the date of such notice) and by paying the redemption amount described above plus accrued interest up to and not including the redemption date.

If the Company has both of (I) the redemption obligation set forth in this item (D) and (II) the redemption obligation set forth in (C) above or (E) below, the proceedings of either (C) above or (E) below shall apply.

(E)       Early redemption due to a squeeze-out

(I) If, after amendment of the Company’s Articles of Incorporation to change the Company’s common shares into class shares subject to class-wide call, the Company’s General Meeting of Shareholders adopts a resolution to acquire all shares of the Company’s common stock with consideration; or (II) if the Company’s Board of Directors adopts a resolution to approve the Company’s special controlling shareholder’s request for sale of shares held by other shareholders of the Company to the special controlling shareholder; or (III) if the Company’s General Meeting of Shareholders adopts a resolution to approve a consolidation of shares of the Company’s common stock that will result in the common stock being delisted (each, a “Squeeze-out Event”), then the Company shall, upon giving notice to the holders of Bonds with Share Acquisition Rights and to the trustee company as soon as practicable (but in any event within fourteen (14) days from the date of occurrence of the Squeeze-out Event), make an early redemption of all (but not part) of the remaining Bonds by setting the redemption date on the date designated as such in that notice (with such redemption date occurring before the effective date of the Squeeze-out Event and on a day no earlier than the fourteenth (14th) Tokyo Business Day following, but no later than the thirtieth (30th) Tokyo Business Day following, the date of such notice, provided that if such effective date occurs before the fourteenth (14th) Tokyo Business Day following the date of such notice, such redemption date shall be advanced before such effective date) and by paying the redemption amount calculated by the method equivalent to that for the redemption described in (C) above (with the minimum and maximum redemption amounts being one hundred percent (100%) and two hundred and ten percent (210%), respectively, of the face value of the Bonds, except where the redemption date falls within the period beginning on January 12, 2023 and ending on the date immediately preceding the Maturity Date, in which case the redemption amount shall be one hundred percent (100%) of the face value of the Bonds) plus accrued interest up to and not including the redemption date.

(F)	Notwithstanding the above, if Share Acquisition Rights are exercised such that the Deposit Date for the Share Acquisition Rights covered by the exercise request falls on or before October 25, 2022 pursuant to section 2 (7)(A) above, and if the Exercise Acquisition Date associated with such exercise request falls on or after the redemption date, then the provisions concerning redemption contained in (C), (D), and (E) above do not apply to the Bonds to which such Share Acquisition Rights are attached.

(5)       Purchase and cancellation

The Company may at any time purchase Bonds with Share Acquisition Rights through an open market or by other means, may hold or resale the same, or may cancel the Bonds forming part of such Bonds with Share Acquisition Rights. The Company’s subsidiaries may at any time purchase Bonds with Share Acquisition Rights through an open market or by other means, may hold or resale the same, or deliver the same to the Company for cancellation of the Bonds forming part of such Bonds with Share Acquisition Rights.

(6)       Acceleration

In the event of (i) a failure to perform or comply with any provision of the trust deed or the Bonds or (ii) any of certain other events set forth in the terms and conditions of the Bonds with Share Acquisition Rights, if the trustee company gives the Company notice of acceleration of the Bonds as set forth in the terms and conditions of the Bonds with Share Acquisition Rights, all obligations owed by the Company in respect of the Bonds shall immediately become due and payable, and the Company shall immediately redeem of the remaining Bonds by paying the face value thereof plus accrued interest thereon (if any).

(7)       Denomination of the Bonds with Share Acquisition Rights

Certificates of name bonds with share acquisition rights under British law shall be issued to represent the Bonds with Share Acquisition Rights (“Certificates of Bonds with Share Acquisition Rights”).

(8)       Restrictions on requests for conversion to certificates of bearer bonds with share acquisition rights

No requests shall be accepted for conversion of Certificates of Bonds with Share Acquisition Rights to certificates of bearer bonds.

(9)	Agent for payment and receipt of requests for exercise of share acquisition rights for the Bonds with Share Acquisition Rights

Mizuho Trust & Banking (Luxembourg) S.A. (primary agent for payment and receipt of requests for exercise of share acquisition rights)

(10)       Register administrator for the Bonds with Share Acquisition Rights

Mizuho Trust & Banking (Luxembourg) S.A.

(11)       Security or guarantee for the Bonds

(A)	The Bonds are not secured by any collateral. No assets are reserved specifically for the Bonds.

(B)	The Shizuoka Bank, Ltd. guarantees the Company’s obligations such as the obligation to pay the principal of the Bonds.

(12)       Special financial provisions

Restrictions on the creation of security interest shall be imposed.

4.	Listed stock exchange

The Bonds with Share Acquisition Rights shall be listed on the Singapore Stock Exchange.

End